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As filed with the Securities and Exchange Commission on September 23, 2016

Registration No. 333-
Registration No. 333-
Registration No. 333-
Registration No. 333-
Registration No. 333-
Registration No. 333-

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM S-3
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933

Duke Energy Corporation	Duke Energy Carolinas, LLC	Duke Energy Florida, LLC	Duke Energy Indiana, LLC	Duke Energy Ohio, Inc.	Duke Energy Progress, LLC
(Exact name of registrant as specified in its charter)
Delaware	North Carolina	Florida	Indiana	Ohio	North Carolina
(State or other jurisdiction of incorporation or organization)
20-2777218	56-0205520	59-0247770	35-0594457	31-0240030	56-0165465
(I.R.S. Employer Identification Number)
550 South Tryon Street Charlotte, NC 28202 (704) 382-3853	526 South Church Street Charlotte, NC 28202 (704) 382-3853	229 First Avenue North St. Petersburg, FL 33701 (704) 382-3853	1000 East Main Street Plainfield, IN 46168 (704) 382-3853	139 East Fourth Street Cincinnati, OH 45202 (704) 382-3853	410 South Wilmington Street Raleigh, NC 27601 (704) 382-3853
(Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

Stephen G. De May
Senior Vice President, Tax and Treasurer
Duke Energy Corporation
550 South Tryon Street
Charlotte, North Carolina 28202
(704) 382-3853
(Name, address, including zip code, and telephone numbers, including area code, of agent for service)

Please send copies of all notices, orders and communications to:
Robert T. Lucas III, Esq.
Deputy General Counsel and Assistant Corporate Secretary
Duke Energy Corporation
550 South Tryon Street
Charlotte, North Carolina 28202
(704) 382-3853

Approximate date of commencement of proposed sale to the public:

From time to time after the effective date of this registration statement as determined by market conditions and other factors.

             If the only securities being registered on this form are being offered pursuant to dividend or interest reinvestment plans, check the following box. ☐

             If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. ☒

             If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

             If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

             If this Form is a registration statement pursuant to General Instruction I.D. or a post-effective amendment thereto that shall become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act, check the following box. ☒

             If this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction I.D. filed to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act, check the following box. ☐

             Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of "large accelerated filer," "accelerated filer" and "smaller reporting company" in Rule 12b-2 of the Exchange Act. (Check one):

Duke Energy Corporation	Large accelerated filer	☒	Accelerated filer	☐
	Non-accelerated filer	☐	Smaller reporting company	☐
Duke Energy Carolinas, LLC	Large accelerated filer	☐	Accelerated filer	☐
	Non-accelerated filer	☒	Smaller reporting company	☐
Duke Energy Florida, LLC	Large accelerated filer	☐	Accelerated filer	☐
	Non-accelerated filer	☒	Smaller reporting company	☐
Duke Energy Indiana, LLC	Large accelerated filer	☐	Accelerated filer	☐
	Non-accelerated filer	☒	Smaller reporting company	☐
Duke Energy Ohio, Inc.	Large accelerated filer	☐	Accelerated filer	☐
	Non-accelerated filer	☒	Smaller reporting company	☐
Duke Energy Progress, LLC	Large accelerated filer	☐	Accelerated filer	☐
	Non-accelerated filer	☒	Smaller reporting company	☐

CALCULATION OF REGISTRATION FEE

Title of each class of Securities to be registered	Amount to be registered	Proposed maximum offering price per	Proposed maximum aggregate offering	Amount of registration fee(1)

Common Stock of Duke Energy Corporation, par value $0.001 per share

Debt Securities of Duke Energy Corporation

Debt Securities of Duke Energy Carolinas, LLC

Debt Securities of Duke Energy Florida, LLC

Debt Securities of Duke Energy Indiana, LLC

Debt Securities of Duke Energy Ohio, Inc.

Debt Securities of Duke Energy Progress, LLC

Total(1)				$0

(1)
An indeterminate number or amount of the securities of each identified class is being registered as may from time to time be sold at unspecified prices. Separate consideration may or may not be received for securities that are issuable on exercise, conversion or exchange of other securities. The securities registered also include such indeterminate amounts and numbers of common stock and debt securities as may be issued upon conversion of or exchange for debt securities that provide for conversion or exchange, or pursuant to the anti-dilution provisions of any such debt securities. Pursuant to Rule 416 under the Securities Act, the shares being registered hereunder include such indeterminate number of shares of common stock as may be issuable with respect to the shares being registered hereunder as a result of stock splits, stock dividends or similar transactions. The registrants are relying on Rule 456(b) and Rule 457(r) under the Securities Act to defer payment of all of the registration fee.

Explanatory Note

        This registration statement contains six (6) separate prospectuses:

          1.     The first prospectus relates to the offering by Duke Energy Corporation of its common stock, par value $0.001 per share, and of its debt securities.

          2.     The second prospectus relates to the offering by Duke Energy Carolinas, LLC, a direct, wholly owned subsidiary of Duke Energy Corporation, of its debt securities, including first and refunding mortgage bonds, senior notes and subordinated notes.

          3.     The third prospectus relates to the offering by Duke Energy Florida, LLC, an indirect, wholly owned subsidiary of Duke Energy Corporation, of its debt securities, including first mortgage bonds and unsecured debt securities.

          4.     The fourth prospectus relates to the offering by Duke Energy Indiana, LLC, an indirect, wholly owned subsidiary of Duke Energy Corporation, of its debt securities, including first mortgage bonds and unsecured debt securities.

          5.     The fifth prospectus relates to the offering by Duke Energy Ohio, Inc., an indirect, wholly owned subsidiary of Duke Energy Corporation, of its debt securities, including first mortgage bonds and unsecured debt securities.

          6.     The sixth prospectus relates to the offering by Duke Energy Progress, LLC, an indirect, wholly owned subsidiary of Duke Energy Corporation, of its debt securities, including first mortgage bonds and unsecured debt securities

Information contained herein relating to each registrant is filed separately by such registrant on its own behalf. No registrant makes any representation as to information relating to any other registrant or securities issued by any other registrant.

Prospectus

Duke Energy Corporation

Common Stock
Debt Securities

        From time to time, we may offer the securities described in the prospectus separately or together in any combination, in one or more classes or series, in amounts, at prices and on terms that we will determine at the time of the offering.

        We will provide specific terms of these offerings and securities in supplements to this prospectus. You should read carefully this prospectus, the information incorporated by reference in this prospectus and any prospectus supplement before you invest. This prospectus may not be used to offer or sell any securities unless accompanied by a prospectus supplement.

        Our common stock is listed on the New York Stock Exchange, or NYSE, under the trading symbol "DUK."

        Investing in our securities involves risks. You should carefully consider the information in the section entitled "Risk Factors" contained in our periodic reports filed with the Securities and Exchange Commission and incorporated by reference into this prospectus before you invest in any of our securities.

        We may offer and sell the securities directly, through agents we select from time to time or to or through underwriters or dealers we select. If we use any agents, underwriters or dealers to sell the securities, we will name them and describe their compensation in a prospectus supplement. The price to the public of those securities and the net proceeds we expect to receive from that sale will also be set forth in a prospectus supplement.

        Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the adequacy or accuracy of this prospectus. Any representation to the contrary is a criminal offense.

The date of this prospectus is September 23, 2016.

Prospectus

REFERENCES TO ADDITIONAL INFORMATION

        This prospectus incorporates important business and financial information about us from other documents that are not included in or delivered with this prospectus. This information is available for you to review at the Securities and Exchange Commission's, or SEC's, public reference room located at 100 F Street, N.E., Room 1580, Washington, DC 20549, and through the SEC's website, www.sec.gov. You can also obtain those documents incorporated by reference in this prospectus by requesting them in writing or by telephone from us at the following address and telephone number:

Investor Relations Department
Duke Energy Corporation
P.O. Box 1005
Charlotte, North Carolina 28201
(704) 382-3853 or (800) 488-3853 (toll-free)

        See "Where You Can Find More Information" in this prospectus.

ABOUT THIS PROSPECTUS

        This prospectus is part of a registration statement that Duke Energy filed with the SEC utilizing a "shelf" registration process. Under the shelf registration process, we are registering an unspecified amount of our common stock and debt securities, and may issue any of such securities in one or more offerings.

        This prospectus provides general descriptions of the securities we may offer. Each time securities are sold, a prospectus supplement will provide specific information about the terms of that offering. The prospectus supplement may also add, update or change information contained in this prospectus. The registration statement filed with the SEC includes exhibits that provide more details about the matters discussed in this prospectus. You should read this prospectus, the related exhibits filed with the SEC and any prospectus supplement, together with the additional information described under the caption "Where You Can Find More Information."

        Unless we have indicated otherwise, or the context otherwise requires, references in this prospectus to "Duke Energy," "we," "us" and "our" or similar terms are to Duke Energy Corporation and its subsidiaries.

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 FORWARD-LOOKING STATEMENTS

        This prospectus and the information incorporated by reference in this prospectus include forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 as amended and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are based on our management's beliefs and assumptions and can often by identified by terms and phrases that include "anticipate," "believe," "intend," "estimate," "expect," "continue," "should," "could," "may," "plan," "project," "predict," "will," "potential," "forecast," "target," "guidance," "outlook," or other similar terminology. Various factors may cause actual results to be materially different than the suggested outcomes within forward-looking statements; accordingly, there is no assurance that such results will be realized.

        In light of these risks, uncertainties and assumptions, the events described in the forward-looking statements included or incorporated by reference in this prospectus might not occur or might occur to a different extent or at a different time than described. Forward-looking statements speak only as of the date they are made and we expressly disclaim an obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

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THE COMPANY

        Duke Energy, together with its subsidiaries, is a diversified energy company with operations in three primary business segments: Regulated Utilities, Commercial Portfolio, and International Energy. Through these businesses, we supply, deliver and process energy for customers in the United States and selected international markets.

        Duke Energy's Regulated Utilities segment consists of regulated generation and electric and gas transmission and distribution systems. The segment's generation portfolio includes a balanced mix of energy resources having different operating characteristics and fuel sources. In our regulated electric operations, we serve approximately 7.4 million retail electric customers in six states in the Southeast and Midwest regions of the United States and we own 50,170 megawatts of generating capacity serving an area of approximately 95,000 square miles with an estimated population of 24 million people. Regulated Utilities also serves 525,000 retail natural gas customers in southwestern Ohio and northern Kentucky. Electricity is also sold wholesale to incorporated municipalities, electric cooperative utilities and other load-serving entities.

        Duke Energy's Commercial Portfolio segment builds, develops and operates wind and solar renewable generation and storage and energy transmission projects throughout the United States. The portfolio includes nonregulated renewable energy, electric transmission, natural gas infrastructure and energy storage businesses.

        Duke Energy's International Energy segment operates and manages power generation facilities and engages in sales and marketing of electric power, natural gas, and natural gas liquids outside the United States. Its activities principally target power generation in Latin America. Additionally, International Energy owns a 25 percent interest in National Methanol Company ("NMC"), a large regional producer of methyl tertiary butyl ether (a gasoline additive), located in Saudi Arabia. International Energy's ownership interest will decrease to 17.5 percent upon the successful startup of NMC's polyacetal production facility, which is expected to occur in early 2017. In February 2016, we announced that we had initiated a process to divest our International Energy business segment, excluding the equity method investment in NMC. We are actively marketing the business. Non-binding offers have been received and are being evaluated. There is no assurance that this process will result in a transaction and the timing for execution of a potential transaction is uncertain.

        We are a Delaware corporation. The address of our principal executive offices is 550 South Tryon Street, Charlotte, North Carolina 28202-1803 and our telephone number is (704) 382-3853. Our common stock is listed and trades on the New York Stock Exchange under the symbol "DUK".

        The foregoing information about Duke Energy is only a general summary and is not intended to be comprehensive. For additional information about Duke Energy, you should refer to the information described under the caption "Where You Can Find More Information."

RISK FACTORS

        Investing in our securities involves risks. Before purchasing any securities we offer, you should carefully consider the risk factors that are incorporated by reference herein from the section captioned "Risk Factors" in our Form 10-K for the year ended December 31, 2015, together with all of the other information included in this prospectus and any prospectus supplement and any other information that we have incorporated by reference, including filings made with the SEC subsequent to the date hereof. Any of these risks, as well as other risks and uncertainties, could harm our financial condition, results of operations or cash flows.

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 USE OF PROCEEDS

        Unless otherwise set forth in a prospectus supplement, we intend to use the net proceeds of any offering of securities sold by us for general corporate purposes, which may include acquisitions, repayment of debt, capital expenditures and working capital. When a particular series of securities is offered, the prospectus supplement relating to that offering will set forth our intended use of the net proceeds received from the sale of those securities. The net proceeds may be invested temporarily in short-term marketable securities or applied to repay short-term debt until they are used for their stated purpose.

RATIO OF EARNINGS TO FIXED CHARGES

        The ratios of earnings to fixed charges have been calculated using the Securities and Exchange Commission guidelines.

		Year Ended December 31,
	Six Months Ended June 30, 2016
		2015	2014	2013	2012(a)	2011
Earnings as defined for the fixed charges calculation:
Add:
Pretax income from continuing operations(b)	$1,630	$4,053	$3,998	$3,657	$2,068	$1,975
Fixed charges	1,071	1,859	1,871	1,886	1,510	1,057
Distributed income of equity investees	18	104	136	109	151	149
Deduct:
Preferred dividend requirements of subsidiaries	—	—	—	—	3	—
Interest capitalized	8	18	7	8	30	46

Total earnings:	$2,711	$5,998	$5,998	$5,664	$3,696	$3,135

Fixed charges:
Interest on debt, including capitalized portions	$1,039	$1,733	$1,733	$1,760	$1,420	$1,026
Estimate of interest within rental expense	32	126	138	126	87	31
Preferred dividend requirements	—	—	—	—	3	—

Total fixed charges	$1,071	$1,859	$1,871	$1,886	$1,510	$1,057

Ratio of earnings to fixed charges	2.5	3.2	3.2	3.0	2.4	3.0
Ratio of earnings to fixed charges and Preferred dividends combined(c)	2.5	3.2	3.2	3.0	2.4	3.0

(a)
Includes the results of Progress Energy, Inc. beginning on July 2, 2012.

(b)
Excludes amounts attributable to noncontrolling interests and income or loss from equity investees.

(c)
For the periods presented, Duke Energy Corporation had no preferred stock outstanding

DESCRIPTION OF CAPITAL STOCK

        The following summary of our capital stock is subject in all respects to the applicable provisions of the Delaware General Corporation Law, or the DGCL, and our amended and restated certificate of incorporation. The following discussion is a summary of our amended and restated certificate of incorporation and by-laws and is qualified in its entirety by reference to those documents.

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General

        Our total number of authorized shares of capital stock consists of 2 billion shares of common stock, par value $0.001 per share, and 44 million shares of preferred stock, par value $0.001 per share.

Common Stock

        Except as otherwise required by law and subject to the rights of the holders of any class or series of preferred stock, with respect to all matters upon which shareholders are entitled to vote or to which shareholders are entitled to give consent, the holders of any outstanding shares of common stock vote together as a class, and every holder of common stock is entitled to cast one vote in person or by proxy for each share of common stock standing in such holder's name on our books. We do not have a classified board of directors nor do we permit cumulative voting.

        Holders of common stock are not entitled to any preemptive rights to subscribe for additional shares of common stock nor are they liable to further capital calls or to assessments by us.

        Subject to applicable law and the rights, if any, of the holders of any class or series of preferred stock having a preference over the rights to participate with the common stock with respect to the payment of dividends, holders of our common stock are entitled to receive dividends or other distributions as declared by our board of directors at its discretion.

        The board of directors may create a class or series of preferred stock with dividends the rate of which is calculated by reference to, and payment of which is concurrent with, dividends on shares of common stock.

Preferred Stock

        Our board of directors has the full authority permitted by law, at any time and from time to time, to divide the authorized and unissued shares of preferred stock into one or more classes or series and, with respect to each such class or series, to determine by resolution or resolutions the number of shares constituting such class or series and the designation of such class or series, the voting powers, if any, of the shares of such class or series, and the preferences and relative, participating, optional or other special rights, if any, and any qualifications, limitations or restrictions thereof, of the shares of any such class or series of preferred stock to the full extent now or as may in the future be permitted by the law of the State of Delaware. The powers, preferences and relative, participating, optional and other special rights of each class or series of preferred stock and the qualifications, limitations or restrictions thereof, if any, may differ from those of any and all other classes or series at any time outstanding. Except as otherwise required by law, as provided in the certificate of incorporation or as determined by our board of directors, holders of preferred stock will not have any voting rights and will not be entitled to any notice of shareholder meetings.

Provisions that Have or May Have the Effect of Delaying or Prohibiting a Change in Control

        Under our certificate of incorporation, the board of directors has the full authority permitted by Delaware law to determine the voting rights, if any, and designations, preferences, limitations and special rights of any class or any series of any class of the preferred stock.

        The certificate of incorporation also provides that a director may be removed from office with or without cause. However, subject to applicable law, any director elected by the holders of any series of preferred stock may be removed without cause only by the holders of a majority of the shares of such series of preferred stock.

        Our certificate of incorporation requires an affirmative vote of the holders of at least 80% of the combined voting power of the then outstanding shares of stock of all our classes entitled to vote

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generally in the election of directors, voting together as a single class, to amend, alter or repeal provisions in the certificate of incorporation which relate to the number of directors and vacancies and newly created directorships.

        Our certificate of incorporation provides that certain actions required or permitted to be taken at an annual or special meeting of shareholders may be effected without a meeting by written consent of the holders of our common stock, but only if such action is taken in accordance with our certificate of incorporation, our by-laws and applicable law.

        Our by-laws provide that, except as expressly required by the certificate of incorporation or by applicable law, and subject to the rights of the holders of any series of preferred stock, special meetings of the shareholders or of any series entitled to vote may be called for any purpose or purposes only by the Chairman of the board of directors or by the board of directors. In addition, special meetings of the shareholders or of any class or series entitled to vote may also be called by our Secretary upon the written request by the holders of record at the time such request is delivered representing at least fifteen percent (15%) of the outstanding shares of our common stock.

        The provisions of our certificate of incorporation and by-laws conferring on our board of directors the full authority to issue preferred stock, the restrictions on removing directors elected by holders of preferred stock, the supermajority voting requirements relating to the amendment, alteration or repeal of the provisions governing the number of directors and filling of vacancies and newly created directorships, and the requirement that shareholders act at a meeting unless all shareholders agree in writing, in certain instances could have the effect of delaying, deferring or preventing a change in control or the removal of existing management.

DESCRIPTION OF DEBT SECURITIES

        Duke Energy will issue the debt securities, whether senior or subordinated, in one or more series under its Indenture, dated as of June 3, 2008, as supplemented from time to time. Unless otherwise specified in the applicable prospectus supplement, the trustee under the Indenture, or the Indenture Trustee, will be The Bank of New York Mellon Trust Company, N.A. A copy of the Indenture is an exhibit to the registration statement, of which this prospectus is a part.

        Duke Energy conducts its business through subsidiaries. Accordingly, its ability to meet its obligations under the debt securities is dependent on the earnings and cash flows of those subsidiaries and the ability of those subsidiaries to pay dividends or to advance or repay funds to Duke Energy. In addition, the rights that Duke Energy and its creditors would have to participate in the assets of any such subsidiary upon the subsidiary's liquidation or recapitalization will be subject to the prior claims of the subsidiary's creditors. Certain subsidiaries of Duke Energy have incurred substantial amounts of debt in the operations and expansion of their businesses, and Duke Energy anticipates that certain of its subsidiaries will do so in the future.

        Holders of debt securities will generally have a junior position to claims of creditors of our subsidiaries, including trade creditors, debt holders, secured creditors, taxing authorities, guarantee holders and any holders of preferred stock. In addition to trade debt, certain of our operating subsidiaries have ongoing corporate debt programs used to finance their business activities. Unless otherwise specified in a prospectus supplement, the Indenture will not limit the amount of indebtedness or preferred stock issuable by our subsidiaries.

        The following description of the debt securities is only a summary and is not intended to be comprehensive. For additional information you should refer to the Indenture.

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General

        The Indenture does not limit the amount of debt securities that Duke Energy may issue under it. Duke Energy may issue debt securities from time to time under the Indenture in one or more series by entering into supplemental indentures or by its board of directors or a duly authorized committee authorizing the issuance.

        The debt securities of a series need not be issued at the same time, bear interest at the same rate or mature on the same date.

Provisions Applicable to Particular Series

        The prospectus supplement for a particular series of debt securities being offered will disclose the specific terms related to the offering, including the price or prices at which the debt securities to be offered will be issued. Those terms may include some or all of the following:

  •
  the title of the series;

  •
  the total principal amount of the debt securities of the series;

  •
  the date or dates on which principal is payable or the method for determining the date or dates, and any right that Duke Energy has to change the date on which principal is payable;

  •
  the interest rate or rates, if any, or the method for determining the rate or rates, and the date or dates from which interest will accrue;

  •
  any interest payment dates and the regular record date for the interest payable on each interest payment date, if any;

  •
  whether Duke Energy may extend the interest payment periods and, if so, the terms of the extension;

  •
  the place or places where payments will be made;

  •
  whether Duke Energy has the option to redeem the debt securities and, if so, the terms of its redemption option;

  •
  any obligation that Duke Energy has to redeem the debt securities through a sinking fund or to purchase the debt securities through a purchase fund or at the option of the holder;

  •
  whether the provisions described under "Satisfaction and Discharge; Defeasance and Covenant Defeasance" will not apply to the debt securities;

  •
  the currency in which payments will be made if other than U.S. dollars, and the manner of determining the equivalent of those amounts in U.S. dollars;

  •
  if payments may be made, at Duke Energy's election or at the holder's election, in a currency other than that in which the debt securities are stated to be payable, then the currency in which those payments may be made, the terms and conditions of the election and the manner of determining those amounts;

  •
  the portion of the principal payable upon acceleration of maturity, if other than the entire principal;

  •
  whether the debt securities will be issuable as global securities and, if so, the securities depositary;

  •
  any changes in the events of default or covenants with respect to the debt securities;

  •
  any index or formula used for determining principal, premium or interest;

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  •
  the terms of the subordination of any series of subordinated debt;

  •
  if the principal payable on the maturity date will not be determinable on one or more dates prior to the maturity date, the amount which will be deemed to be such principal amount or the manner of determining it;

  •
  the person to whom any interest shall be payable if other than the person in whose name the debt security is registered on the regular record date for such interest payment; and

  •
  any other terms.

        Unless Duke Energy states otherwise in the applicable prospectus supplement, Duke Energy will issue the debt securities only in fully registered form without coupons, and there will be no service charge for any registration of transfer or exchange of the debt securities. Duke Energy may, however, require payment to cover any tax or other governmental charge payable in connection with any transfer or exchange (excluding certain exchanges not constituting a transfer as set forth in the Indenture). Subject to the terms of the Indenture and the limitations applicable to global securities, transfers and exchanges of the debt securities may be made at The Bank of New York Mellon Trust Company, N.A., 101 Barclay Street, New York, New York 10286 or at any other office maintained by Duke Energy for such purpose.

        The debt securities will be issuable in denominations of $1,000 and any integral multiples of $1,000, unless Duke Energy states otherwise in the applicable prospectus supplement. Duke Energy may at any time deliver executed debt securities to the Indenture Trustee for authentication, and the Indenture Trustee shall authenticate such debt securities upon the written request of Duke Energy and satisfaction of certain other conditions set forth in the Indenture.

        Duke Energy may offer and sell the debt securities, including original issue discount debt securities, at a substantial discount below their principal amount. The applicable prospectus supplement will describe special United States federal income tax and any other considerations applicable to those securities. In addition, the applicable prospectus supplement may describe certain special United States federal income tax or other considerations, if any, applicable to any debt securities that are denominated in a currency other than U.S. dollars.

Global Securities

        We may issue some or all of the Debt Securities as book-entry securities. Any such book-entry securities will be represented by one or more fully registered global certificates. We will register each global security with or on behalf of a securities depositary identified in the applicable prospectus supplement. Each global security will be deposited with the securities depositary or its nominee or a custodian for the securities depositary.

        As long as the securities depositary or its nominee is the registered holder of a global security representing Debt Securities, that person will be considered the sole owner and holder of the global security and the securities it represents for all purposes. Except in limited circumstances, owners of beneficial interests in a global security:

  •
  may not have the global security or any Debt Securities registered in their names;

  •
  may not receive or be entitled to receive physical delivery of certificated Debt Securities in exchange for the global security; and

  •
  will not be considered the owners or holders of the global security or any Debt Securities for any purposes under the applicable securities or the related mortgage or indenture.

        We will make all payments of principal and any premium and interest on a global security to the securities depositary or its nominee as the holder of the global security. The laws of some jurisdictions

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require that certain purchasers of securities take physical delivery of securities in definitive form. These laws may impair the ability to transfer beneficial interests in a global security.

        Ownership of beneficial interests in a global security will be limited to institutions having accounts with the securities depositary or its nominee, which are called "participants" in this discussion, and to persons that hold beneficial interests through participants. When a global security representing Debt Securities is issued, the securities depositary will credit on its book-entry, registration and transfer system the principal amounts of Debt Securities the global security represents to the accounts of its participants. Ownership of beneficial interests in a global security will be shown only on, and the transfer of those ownership interests will be effected only through, records maintained by:

  •
  the securities depositary, with respect to participants' interests; and

  •
  any participant, with respect to interests the participant holds on behalf of other persons.

        Payments participants make to owners of beneficial interests held through those participants will be the responsibility of those participants. The securities depositary may from time to time adopt various policies and procedures governing payments, transfers, exchanges and other matters relating to beneficial interests in a global security. None of the following will have any responsibility or liability for any aspect of the securities depositary's or any participant's records relating to beneficial interests in a global security representing Debt Securities, for payments made on account of those beneficial interests or for maintaining, supervising or reviewing any records relating to those beneficial interests:

  •
  Duke Energy Corporation;

  •
  the applicable trustee; or

  •
  any agent of either of them.

Redemption

        Provisions relating to the redemption of debt securities will be set forth in the applicable prospectus supplement. Unless Duke Energy states otherwise in the applicable prospectus supplement, Duke Energy may redeem debt securities only upon notice mailed at least thirty (30), but not more than sixty (60) days before the date fixed for redemption. Unless Duke Energy states otherwise in the applicable prospectus supplement, that notice may state that the redemption will be conditional upon the Indenture Trustee, or the applicable paying agent, receiving sufficient funds to pay the principal, premium and interest on those debt securities on the date fixed for redemption and that if the Indenture Trustee or the applicable paying agent does not receive those funds, the redemption notice will not apply, and Duke Energy will not be required to redeem those debt securities. If less than all the debt securities of a series are to be redeemed, the particular debt securities to be redeemed shall be selected by the Indenture Trustee by such method as the Indenture Trustee shall deem fair and appropriate.

        Duke Energy will not be required to:

  •
  issue, register the transfer of, or exchange any debt securities of a series during the fifteen (15) day period before the date the notice is mailed identifying the debt securities of that series that have been selected for redemption; or

  •
  register the transfer of or exchange any debt security of that series selected for redemption except the unredeemed portion of a debt security being partially redeemed.

Consolidation, Merger, Conveyance or Transfer

        The Indenture provides that Duke Energy may consolidate or merge with or into, or convey or transfer all or substantially all of its properties and assets to, another corporation or other entity. Any

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successor must, however, assume Duke Energy's obligations under the Indenture and the debt securities issued under it, and Duke Energy must deliver to the Indenture Trustee a statement by certain of its officers and an opinion of counsel that affirm compliance with all conditions in the Indenture relating to the transaction. When those conditions are satisfied, the successor will succeed to and be substituted for Duke Energy under the Indenture, and Duke Energy will be relieved of its obligations under the Indenture and the debt securities.

Modification; Waiver

        Duke Energy may modify the Indenture with the consent of the holders of a majority in principal amount of the outstanding debt securities of all series of debt securities that are affected by the modification, voting as one class. The consent of the holder of each outstanding debt security affected is, however, required to:

  •
  change the maturity date of the principal or any installment of principal or interest on that debt security;

  •
  reduce the principal amount, the interest rate or any premium payable upon redemption of that debt security;

  •
  reduce the amount of principal due and payable upon acceleration of maturity;

  •
  change the currency of payment of principal, premium or interest on that debt security;

  •
  impair the right to institute suit to enforce any such payment on or after the maturity date or redemption date;

  •
  reduce the percentage in principal amount of debt securities of any series required to modify the Indenture, waive compliance with certain restrictive provisions of the Indenture or waive certain defaults; or

  •
  with certain exceptions, modify the provisions of the Indenture governing modifications of the Indenture or governing waiver of covenants or past defaults.

        In addition, Duke Energy may modify the Indenture for certain other purposes, without the consent of any holders of debt securities.

        Unless Duke Energy states otherwise in the applicable prospectus supplement, the holders of a majority in principal amount of the outstanding debt securities of any series may waive, for that series, Duke Energy's compliance with certain restrictive provisions of the Indenture. The holders of a majority in principal amount of the outstanding debt securities of all series under the Indenture with respect to which a default has occurred and is continuing, voting as one class, may waive that default for all those series, except a default in the payment of principal or any premium or interest on any debt security or a default with respect to a covenant or provision which cannot be modified without the consent of the holder of each outstanding debt security of the series affected.

Events of Default

        The following are events of default under the Indenture with respect to any series of debt securities, unless Duke Energy states otherwise in the applicable prospectus supplement:

  •
  failure to pay principal of or any premium on any debt security of that series when due;

  •
  failure to pay when due any interest on any debt security of that series that continues for sixty (60) days; for this purpose, the date on which interest is due is the date on which Duke Energy is required to make payment following any deferral of interest payments by it under the terms of debt securities that permit such deferrals;

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  •
  failure to make any sinking fund payment when required for any debt security of that series that continues for sixty (60) days;

  •
  failure to perform any other covenant in the Indenture (other than a covenant expressly included solely for the benefit of other series) that continues for ninety (90) days after the Indenture Trustee or the holders of at least 33% of the outstanding debt securities of that series give Duke Energy and, if such notice is given by the holders, the Indenture Trustee written notice of the default; and

  •
  certain bankruptcy, insolvency or reorganization events with respect to Duke Energy.

        In the case of the fourth event of default listed above, the Indenture Trustee may extend the grace period. In addition, if holders of a particular series have given a notice of default, then holders of at least the same percentage of debt securities of that series, together with the Indenture Trustee, may also extend the grace period. The grace period will be automatically extended if Duke Energy has initiated and is diligently pursuing corrective action within the original grace period.

        Duke Energy may establish additional events of default for a particular series and, if established, any such events of default will be described in the applicable prospectus supplement.

        If an event of default with respect to debt securities of a series occurs and is continuing, then the Indenture Trustee or the holders of at least 33% in principal amount of the outstanding debt securities of that series may declare the principal amount of all debt securities of that series to be immediately due and payable. However, that event of default will be considered waived at any time after the declaration, but before a judgment or decree for payment of the money due has been obtained if:

  •
  Duke Energy has paid or deposited with the Indenture Trustee all overdue interest, the principal and any premium due otherwise than by the declaration and any interest on such amounts, and any interest on overdue interest, to the extent legally permitted, in each case with respect to that series, and all amounts due to the Indenture Trustee; and

  •
  all events of default with respect to that series, other than the nonpayment of the principal that became due solely by virtue of the declaration, have been cured or waived.

        The Indenture Trustee is under no obligation to exercise any of its rights or powers at the request or direction of any holders of debt securities unless those holders have offered the Indenture Trustee security or indemnity against the costs, expenses and liabilities which it might incur as a result. The holders of a majority in principal amount of the outstanding debt securities of any series have, with certain exceptions, the right to direct the time, method and place of conducting any proceedings for any remedy available to the Indenture Trustee or the exercise of any power of the Indenture Trustee with respect to those debt securities. The Indenture Trustee may withhold notice of any default, except a default in the payment of principal or interest, or in the payment of any sinking or purchase fund installment, from the holders of any series if the Indenture Trustee in good faith considers it in the interest of the holders to do so.

        The holder of any debt security will have an absolute and unconditional right to receive payment of the principal, any premium and, within certain limitations, any interest on that debt security on its maturity date or redemption date and to enforce those payments.

        Duke Energy is required to furnish each year to the Indenture Trustee a statement by certain of its officers to the effect that it is not in default under the Indenture or, if there has been a default, specifying the default and its status.

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Payments; Paying Agent

        The paying agent will pay the principal of any debt securities only if those debt securities are surrendered to it. The paying agent will pay interest on debt securities issued as global securities by wire transfer to the holder of those global securities. Unless Duke Energy states otherwise in the applicable prospectus supplement, the paying agent will pay interest on debt securities that are not in global form at its office or, at Duke Energy's option:

  •
  by wire transfer to an account at a banking institution in the United States that is designated in writing to the Indenture Trustee at least sixteen (16) days prior to the date of payment by the person entitled to that interest; or

  •
  by check mailed to the address of the person entitled to that interest as that address appears in the security register for those debt securities.

        Unless Duke Energy states otherwise in the applicable prospectus supplement, the Indenture Trustee will act as paying agent for that series of debt securities, and the principal corporate trust office of the Indenture Trustee will be the office through which the paying agent acts. Duke Energy may, however, change or add paying agents or approve a change in the office through which a paying agent acts.

        Any money that Duke Energy has paid to the Indenture Trustee or a paying agent for principal, any premium or interest on any debt securities which remains unclaimed at the end of two years after that principal, premium or interest has become due will be repaid to Duke Energy at its request. After repayment to Duke Energy, holders should look only to Duke Energy for those payments.

Satisfaction and Discharge, Defeasance and Covenant Defeasance

        Upon the written request of Duke Energy, the Indenture shall be satisfied and discharged (except as to certain surviving rights and obligations specified in the Indenture) when:

  •
  either all debt securities have been delivered to the Indenture Trustee for cancellation or all debt securities not delivered to the Indenture Trustee for cancellation are due and payable within one year (at maturity or due to redemption) and Duke Energy has deposited with the Indenture Trustee money or government obligations sufficient to pay and discharge such debt securities to the applicable maturity or redemption date (including principal, any premium and interest thereon);

  •
  Duke Energy has paid or caused to be paid all other sums payable under the Indenture by Duke Energy; and

  •
  Duke Energy has delivered to the Indenture Trustee an officers' certificate and an opinion of counsel stating that all conditions precedent relating to the satisfaction and discharge of the Indenture have been complied with.

        The Indenture provides that Duke Energy may be:

  •
  discharged from its obligations, with certain limited exceptions, with respect to any series of debt securities, as described in the Indenture, such a discharge being called a "defeasance" in this prospectus; and

  •
  released from its obligations under certain restrictive covenants especially established with respect to any series of debt securities, as described in the Indenture, such a release being called a "covenant defeasance" in this prospectus.

        Duke Energy must satisfy certain conditions to effect a defeasance or covenant defeasance. Those conditions include the irrevocable deposit with the Indenture Trustee, in trust, of money or government

10

obligations which through their scheduled payments of principal and interest would provide sufficient money to pay the principal and any premium and interest on those debt securities on the maturity dates of those payments or upon redemption.

        Following a defeasance, payment of the debt securities defeased may not be accelerated because of an event of default under the Indenture. Following a covenant defeasance, the payment of debt securities may not be accelerated by reference to the covenants from which Duke Energy has been released. A defeasance may occur after a covenant defeasance.

        Under current United States federal income tax laws, a defeasance would be treated as an exchange of the relevant debt securities in which holders of those debt securities might recognize gain or loss. In addition, the amount, timing and character of amounts that holders would thereafter be required to include in income might be different from that which would be includible in the absence of that defeasance. Duke Energy urges investors to consult their own tax advisors as to the specific consequences of a defeasance, including the applicability and effect of tax laws other than United States federal income tax laws.

        Under current United States federal income tax law, unless accompanied by other changes in the terms of the debt securities, a covenant defeasance should not be treated as a taxable exchange.

Concerning the Indenture Trustee

        The Bank of New York Mellon Trust Company, N.A., or BNYM, is the Indenture Trustee. Duke Energy and certain of its affiliates maintain deposit accounts and banking relationships with BNYM or its affiliates. BNYM or its affiliates also serve as trustee or agent under other indentures and agreements pursuant to which securities of Duke Energy and of certain of its affiliates are outstanding.

        The Indenture Trustee will perform only those duties that are specifically set forth in the Indenture unless an event of default under the Indenture occurs and is continuing. In case an event of default occurs and is continuing, the Indenture Trustee will exercise the same degree of care as a prudent individual would exercise in the conduct of his or her own affairs.

        Upon any application by Duke Energy to the Indenture Trustee to take any action under any provision of the Indenture, Duke Energy is required to furnish to the Indenture Trustee such certificates and opinions as may be required under the Trust Indenture Act of 1939, as amended.

PLAN OF DISTRIBUTION

        We may sell securities to one or more underwriters or dealers for public offering and sale by them, or we may sell the securities to investors directly or through agents. The prospectus supplement relating to the securities being offered will set forth the terms of the offering and the method of distribution and will identify any firms acting as underwriters, dealers or agents in connection with the offering, including:

  •
  the name or names of any underwriters;

  •
  the purchase price of the securities and the proceeds to us from the sale;

  •
  any underwriting discounts and other items constituting underwriters' compensation;

  •
  any public offering price;

  •
  any discounts or concessions allowed or reallowed or paid to dealers; and

  •
  any securities exchange or market on which the securities may be listed.

        Only those underwriters identified in the prospectus supplement are deemed to be underwriters in connection with the securities offered in the prospectus supplement.

11

        We may distribute the securities from time to time in one or more transactions at a fixed price or prices, which may be changed, or at prices determined as the prospectus supplement specifies. We may sell securities through forward contracts or similar arrangements. In connection with the sale of securities, underwriters, dealers or agents may be deemed to have received compensation from us in the form of underwriting discounts or commissions and also may receive commissions from securities purchasers for whom they may act as agent. Underwriters may sell the securities to or through dealers, and such dealers may receive compensation in the form of discounts, concessions or commissions from the underwriters or commissions from the purchasers for whom they may act as agent.

        We may sell the securities directly or through agents we designate from time to time. Any agent involved in the offer or sale of the securities covered by this prospectus will be named in a prospectus supplement relating to such securities. Commissions payable by us to agents will be set forth in a prospectus supplement relating to the securities being offered. Unless otherwise indicated in a prospectus supplement, any such agents will be acting on a best-efforts basis for the period of their appointment.

        Some of the underwriters, dealers or agents and some of their affiliates who participate in the securities distribution may engage in other transactions with, and perform other services for, us and our subsidiaries or affiliates in the ordinary course of business.

        Any underwriting or other compensation which we pay to underwriters or agents in connection with the securities offering, and any discounts, concessions or commissions which underwriters allow to dealers, will be set forth in the applicable prospectus supplement. Underwriters, dealers and agents participating in the securities distribution may be deemed to be underwriters, and any discounts and commissions they receive and any profit they realize on the resale of the securities may be deemed to be underwriting discounts and commissions under the Securities Act of 1933, as amended. Underwriters, and their controlling persons, and agents may be entitled, under agreements we enter into with them, to indemnification against certain civil liabilities, including liabilities under the Securities Act of 1933, as amended.

EXPERTS

        The consolidated financial statements incorporated in this prospectus by reference from Duke Energy Corporation's Annual Report on Form 10-K, and the effectiveness of Duke Energy Corporation's internal control over financial reporting have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report, which is incorporated herein by reference. Such consolidated financial statements have been so incorporated in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

VALIDITY OF THE SECURITIES

        Robert T. Lucas III, Esq., who is our Deputy General Counsel and Assistant Corporate Secretary, and/or counsel named in the applicable prospectus supplement, will issue an opinion about the validity of the securities we are offering in the applicable prospectus supplement. Counsel named in the applicable prospectus supplement will pass upon certain legal matters on behalf of any underwriters.

WHERE YOU CAN FIND MORE INFORMATION

        We are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and, in accordance therewith, file annual, quarterly and current reports, proxy statements and other information with the Securities and Exchange Commission, or the SEC. Such reports and other information can be inspected and copied at the SEC's Public Reference Room at 100 F Street, N.E., Room 1580, Washington, D.C. 20549. You may also obtain copies of these documents at prescribed rates from the Public Reference Section of the SEC at its Washington, D.C. address. Please call the

12

SEC at 1-800-SEC-0330 for further information. Our filings with the SEC, as well as additional information about us, are also available to the public through Duke Energy's website at http://www.duke-energy.com and are made available as soon as reasonably practicable after such material is filed with or furnished to the SEC. The information on our website is not a part of this prospectus. Our filings are also available to the public through the SEC website at http://www.sec.gov.

        The SEC allows us to "incorporate by reference" into this prospectus the information we file with them, which means that we can disclose important information to you by referring you to those documents. The information incorporated by reference is considered to be a part of this prospectus, and information that we file later with the SEC will automatically update and supersede this information. This prospectus incorporates by reference the documents incorporated in the prospectus at the time the registration statement became effective and all later documents filed with the SEC, in all cases as updated and superseded by later filings with the SEC. Duke Energy incorporates by reference the documents listed below and any future documents filed by Duke Energy Corporation with the SEC under Section 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934, as amended, until the offering is completed.

  •
  Annual Report on Form 10-K for the year ended December 31, 2015, including the portions of our definitive proxy statement filed on Schedule 14A on March 24, 2016 that are incorporated by reference therein;

  •
  Amendment No. 1 to Annual Report on Form 10-K for the year ended December 31, 2015;

  •
  Quarterly Reports on Form 10-Q for the quarterly periods ended March 31, 2016, and June 30, 2016; and

  •
  Current Reports on Form 8-K filed on January 4, 2016, January 6, 2016, February 18, 2016 (solely with respect to Item 5.02), February 29, 2016, March 7, 2016, April 1, 2016, April 12, 2016, May 10, 2016, June 10, 2016, August 12, 2016, and August 25, 2016.

        We will provide without charge a copy of these filings, other than any exhibits unless the exhibits are specifically incorporated by reference into this prospectus. You may request a copy by writing us at the following address or telephoning one of the following numbers:

Investor Relations Department
Duke Energy Corporation
P.O. Box 1005
Charlotte, North Carolina 28201
(704) 382-3853 or (800) 488-3853 (toll-free)

        You should rely only on the information contained or incorporated by reference in this prospectus. We have not authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. We are not making an offer to sell the securities described in this prospectus in any state where the offer or sale is not permitted. You should assume that the information contained in the prospectus is accurate only as of its date. Our business, financial condition, results of operations and prospects may have changed since that date.

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Prospectus

Duke Energy Carolinas, LLC

First and Refunding Mortgage Bonds
Senior Notes
Subordinated Notes

        From time to time, we may offer the securities described in the prospectus separately or together in any combination, in one or more classes or series, in amounts, at prices and on terms that we will determine at the time of the offering.

        We will provide specific terms of these offerings and securities in supplements to this prospectus. You should read carefully this prospectus, the information incorporated by reference in this prospectus and any prospectus supplement before you invest. This prospectus may not be used to offer or sell any securities unless accompanied by a prospectus supplement.

        Investing in our securities involves risks. You should carefully consider the information in the section entitled "Risk Factors" contained in our periodic reports filed with the Securities and Exchange Commission and incorporated by reference into this prospectus before you invest in any of our securities.

        We may offer and sell the securities directly, through agents we select from time to time or to or through underwriters or dealers we select. If we use any agents, underwriters or dealers to sell the securities, we will name them and describe their compensation in a prospectus supplement. The price to the public of those securities and the net proceeds we expect to receive from that sale will also be set forth in a prospectus supplement.

        Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the adequacy or accuracy of this prospectus. Any representation to the contrary is a criminal offense.

        The date of this prospectus is September 23, 2016.

Prospectus

REFERENCES TO ADDITIONAL INFORMATION

        This prospectus incorporates important business and financial information about us from other documents that are not included in or delivered with this prospectus. This information is available for you to review at the Securities and Exchange Commission's, or SEC's, public reference room located at 100 F Street, N.E., Room 1580, Washington, DC 20549, and through the SEC's website, www.sec.gov. You can also obtain those documents incorporated by reference in this prospectus by requesting them in writing or by telephone from the company at the following address and telephone number:

Investor Relations Department
Duke Energy Carolinas, LLC
P.O. Box 1005
Charlotte, North Carolina 28201
(704) 382-3853 or (800) 488-3853 (toll free)

See "Where You Can Find More Information" in this prospectus.

ABOUT THIS PROSPECTUS

        This prospectus is part of a registration statement that Duke Energy Carolinas filed with the SEC utilizing a "shelf" registration process. Under the shelf registration process, we are registering an unspecified amount of First and Refunding Mortgage Bonds, Senior Notes, and Subordinated Notes, and may issue any of such securities in one or more offerings.

        This prospectus provides general descriptions of the securities Duke Energy Carolinas may offer. Each time securities are sold, a prospectus supplement will provide specific information about the terms of that offering. The prospectus supplement may also add, update or change information contained in this prospectus. The registration statement filed with the SEC includes exhibits that provide more details about the matters discussed in this prospectus. You should read this prospectus, the related exhibits filed with the SEC and any prospectus supplement, together with the additional information described under the caption "Where You Can Find More Information."

        Unless we have indicated otherwise, or the context otherwise requires, references in this prospectus to "Duke Energy Carolinas," "we," "us" and "our" or similar terms are to Duke Energy Carolinas, LLC and its subsidiaries.

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 FORWARD-LOOKING STATEMENTS

        This prospectus and the information incorporated by reference in this prospectus include forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are based on our management's beliefs and assumptions and can often be identified by terms and phrases that include "anticipate," "believe," "intend," "estimate," "expect," "continue," "should," "could," "may," "plan," "project," "predict," "will," "potential," "forecast," "target," "guidance," "outlook," or other similar terminology. Various factors may cause actual results to be materially different than the suggested outcomes within forward-looking statements; accordingly, there is no assurance that such results will be realized.

        In light of these risks, uncertainties and assumptions, the events described in the forward-looking statements included or incorporated by reference in this prospectus might not occur or might occur to a different extent or at a different time than described. Forward-looking statements speak only as of the date they are made and we expressly disclaim an obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

ii

THE COMPANY

        Duke Energy Carolinas, a wholly owned subsidiary of Duke Energy Corporation, generates, transmits, distributes, and sells electricity in portions of North Carolina and South Carolina. Its service area covers approximately 24,000 square miles. Duke Energy Carolinas supplies electric service to approximately 2.5 million residential, commercial and industrial customers. As of December 31, 2015, our asset portfolio included approximately 19,645 megawatts of generation capacity, 103,100 miles of distribution lines, and 13,100 miles of transmission lines.

        We are a North Carolina limited liability company. The address of our principal executive offices is 526 South Church Street, Charlotte, North Carolina 28202-1803. Our telephone number is (704) 382-3853.

        The foregoing information about Duke Energy Carolinas is only a general summary and is not intended to be comprehensive. For additional information about Duke Energy Carolinas, you should refer to the information described under the caption "Where You Can Find More Information."

RISK FACTORS

        Investing in our securities involves risks. Before purchasing any securities we offer, you should carefully consider the risk factors in our Annual Report on Form 10-K for the year ended December 31, 2015, which has been filed with the SEC and is incorporated by reference in this prospectus, together with all of the other information included in this prospectus and any prospectus supplement and any other information that we have incorporated by reference, including filings made with the SEC subsequent to the date hereof. Any of these risks, as well as other risks and uncertainties, could harm our financial condition, results of operations or cash flows.

USE OF PROCEEDS

        Unless stated otherwise in the applicable prospectus supplement, we intend to use the net proceeds from the sale of any offered securities:

  •
  to redeem or purchase from time to time presently outstanding securities when we anticipate those transactions will result in an overall cost savings;

  •
  to repay maturing securities;

  •
  to finance our ongoing construction program; or

  •
  for general company purposes.

 RATIO OF EARNINGS TO FIXED CHARGES

        The ratios of earnings to fixed charges have been calculated using the Securities and Exchange Commission guidelines.

		Years Ended December 31,
	Six Months Ended June 30, 2016
		2015	2014	2013	2012	2011
	(dollars in millions)
Earnings as defined for fixed charges calculation
Add:
Pretax income from continuing operations	$813	$1,709	$1,661	$1,571	$1,322	$1,306
Fixed charges	235	456	457	461	467	450
Total earnings	$1,048	$2,165	$2,118	$2,032	$1,789	$1,756

Fixed charges:
Interest on debt, including capitalized portions	$233	$453	$445	$452	$455	$437
Estimate of interest within rental expense	2	3	12	9	12	13

Total fixed charges	$235	$456	$457	$461	$467	$450

Ratio of earnings to fixed charges	4.5	4.7	4.6	4.4	3.8	3.9

DESCRIPTION OF FIRST AND REFUNDING MORTGAGE BONDS

        Duke Energy Carolinas will issue the First and Refunding Mortgage Bonds in one or more series under its First and Refunding Mortgage, dated as of December 1, 1927, to The Bank of New York Mellon Trust Company, N.A., as Trustee, as supplemented and amended from time to time. The First and Refunding Mortgage is sometimes called the "Mortgage" and the First and Refunding Mortgage Bonds are sometimes called the "Bonds" in this prospectus. The trustee under the Mortgage is sometimes called the "Bond Trustee" in this prospectus. The Mortgage, including material supplements and amendments thereto, is an exhibit to the registration statement, of which this prospectus is a part.

        The following description of the Bonds is only a summary and is not intended to be comprehensive. For additional information you should refer to the Mortgage.

General

        The amount of Bonds that Duke Energy Carolinas may issue under the Mortgage is unlimited. Duke Energy Carolinas' Board of Directors will determine the terms of each series of Bonds, including denominations, maturity, interest rate and payment terms and whether the series will have redemption or sinking fund provisions or will be convertible into other securities of Duke Energy Carolinas. The Bonds may also be issued as part of the medium term note series established under the Mortgage. Duke Energy Carolinas may at any time deliver executed Bonds to the Bond Trustee for authentication, and the Bond Trustee shall authenticate such Bonds upon the written order of Duke Energy Carolinas and satisfaction of certain other conditions set forth in the Mortgage.

        Unless Duke Energy Carolinas states otherwise in the applicable prospectus supplement, Duke Energy Carolinas will issue the Bonds only in fully registered form without coupons and there will be no service charge for any transfers and exchanges of the Bonds. Duke Energy Carolinas may, however, require payment to cover any stamp tax or other governmental charge payable in connection with any transfer or exchange. Transfers and exchanges of the Bonds may be made at The Bank of New York Mellon Trust Company, N.A., 101 Barclay Street, New York, New York 10286 or at any other office maintained by Duke Energy Carolinas for such purpose.

        The Bonds will be issuable in denominations of $1,000 and multiples of $1,000, unless Duke Energy Carolinas states otherwise in the applicable prospectus supplement. The Bonds may be exchangeable for an equivalent principal amount of Bonds of other authorized denominations of the same series.

        The prospectus supplement for a particular series of Bonds will describe the maturity, interest rate and payment terms of those Bonds and any relevant redemption or sinking fund provisions.

Security

        The Mortgage creates a continuing lien to secure the payment of principal and interest on the Bonds. All the Bonds are equally and ratably secured without preference, priority or distinction. With some exceptions, the lien of the Mortgage covers substantially all of Duke Energy Carolinas' properties, real, personal and mixed, and Duke Energy Carolinas' franchises, including properties acquired after the date of the Mortgage and the date hereof. Those exceptions include cash, accounts receivable, inventories of materials and supplies, merchandise held for sale, securities that Duke Energy Carolinas holds, after-acquired property not useful in Duke Energy Carolinas' electric business and after-acquired franchises not useful for the properties subject to the lien of the Mortgage.

        We have not made any appraisal of the value of the properties subject to the lien of the Mortgage. The value of the properties in the event of liquidation will depend on market and economic conditions, the availability of buyers and other factors. In the event of liquidation, if the proceeds were not sufficient to repay amounts under all of the Bonds then outstanding, then holders of the Bonds, to the extent not repaid from the proceeds of the sale of the collateral, would only have an unsecured claim against our remaining assets.

        The lien of the Mortgage is subject to certain permitted liens and to liens that exist upon properties that Duke Energy Carolinas acquired after it entered into the Mortgage to the extent of the amounts of prior lien bonds secured by those properties (not, however, exceeding 75% of the cost or value of those properties) and additions to those properties. "Prior lien bonds" are bonds or other indebtedness that are secured at the time of acquisition by a lien upon property that Duke Energy Carolinas acquires after the date of the Mortgage that becomes subject to the lien of the Mortgage.

Issuance of Additional Bonds

        If Duke Energy Carolinas satisfies the conditions in the Mortgage, the Bond Trustee may authenticate and deliver additional Bonds in an aggregate principal amount not exceeding:

  •
  the amount of cash that Duke Energy Carolinas has deposited with the Bond Trustee for that purpose (not to exceed $5,000,000 at any one time);

  •
  the amount of previously authenticated and delivered Bonds or refundable prior lien bonds that have been or are to be retired which, with some exceptions, Duke Energy Carolinas has deposited with the Bond Trustee for that purpose; or

  •
  66 2/3% of the aggregate of the net amounts of additional property (electric) certified to the Bond Trustee after February 18, 1949.

        The Bond Trustee may not authenticate and deliver any additional Bonds under the Mortgage, other than some types of refunding Bonds, unless Duke Energy Carolinas' available net earnings for twelve consecutive calendar months within the immediately preceding fifteen calendar months have been at least twice the amount of the annual interest charges on all Bonds outstanding under the Mortgage, including the Bonds proposed to be issued, and on all outstanding prior lien bonds that the Bond Trustee does not hold under the Mortgage.

        Duke Energy Carolinas may not apply to the Bond Trustee to authenticate and deliver any Bonds (1) in an aggregate principal amount exceeding $26,000,000 on the basis of additional property (electric) that Duke Energy Carolinas acquired or constructed prior to January 1, 1949 or (2) on the basis of Bonds or prior lien bonds paid, purchased or redeemed prior to February 1, 1949. Duke Energy Carolinas may not certify any additional property (electric) which is subject to the lien of any prior lien bonds for the purpose of establishing those prior lien bonds as refundable if the aggregate principal amount of those prior lien bonds exceeds 66 2/3% of the net amount of the additional property that is subject to the lien of such prior lien bonds.

Release Provisions

        The Mortgage permits Duke Energy Carolinas to dispose of certain property and to take other actions without the Bond Trustee releasing that property. The Mortgage also permits the release of mortgaged property if Duke Energy Carolinas deposits cash or other consideration equal to the value of the mortgaged property to be released. In certain events and within certain limitations, the Bond Trustee is required to pay out cash that the Bond Trustee receives—other than for the Replacement Fund or as the basis for issuing Bonds—upon Duke Energy Carolinas' application.

        Duke Energy Carolinas may withdraw cash that it deposited with the Bond Trustee as the basis for issuing Bonds in an amount equal to the principal amount of any Bonds that it is entitled to have authenticated and delivered on the basis of additional property (electric), on the basis of Bonds previously authenticated and delivered or on the basis of refundable prior lien bonds.

Replacement Fund

        The Mortgage requires Duke Energy Carolinas to deposit with the Bond Trustee annually, for the Replacement Fund established under the Mortgage, the sum of the "replacement requirements" for all years beginning with 1949 and ending with the last calendar year preceding the deposit date, less certain deductions. Those deductions are (1) the aggregate original cost of all fixed property (electric) retired during that time period, not exceeding the aggregate of the gross amounts of additional property (electric) that Duke Energy Carolinas acquired or constructed during the same period, and (2) the aggregate amount of cash that Duke Energy Carolinas deposited with the Bond Trustee up to that time, or that Duke Energy Carolinas would have been required to deposit except for permitted reductions, under the Replacement Fund.

        The "replacement requirement" for any year is 2 1/2% of the average "amount of depreciable fixed property" (electric) owned by Duke Energy Carolinas at the beginning and end of that year, not exceeding, however, the amount Duke Energy Carolinas is permitted to charge as an operating expense for depreciation or retirement by any governmental authority, or the amount deductible as depreciation or similar expense for federal income tax purposes. The "amount of depreciable fixed property" (electric) is the amount by which the sum of $192,913,385 plus the aggregate gross amount of all depreciable additional property (electric) that Duke Energy Carolinas acquired or constructed from January 1, 1949 to the date as of which such amount is determined exceeds the original cost of all of Duke Energy Carolinas' depreciable fixed property (electric) retired during that period or released from the lien of the Mortgage.

        Duke Energy Carolinas may reduce the amount of cash at any time required to be deposited in the Replacement Fund and may withdraw any cash that it previously deposited that is held in the Replacement Fund:

  •
  in an amount equal to 150% of the principal amount of Bonds previously authenticated and delivered under the Mortgage, or refundable prior lien bonds, deposited with the Bond Trustee and on the basis of which Duke Energy Carolinas would otherwise have been entitled to have additional Bonds authenticated and delivered; and

  •
  in an amount equal to 150% of the principal amount of Bonds which Duke Energy Carolinas would otherwise be entitled to have authenticated and delivered on the basis of additional property (electric).

        Upon Duke Energy Carolinas' application, the Bond Trustee will apply cash that Duke Energy Carolinas deposited in the Replacement Fund and has not previously withdrawn to the payment, purchase or redemption of Bonds issued under the Mortgage or to the purchase of refundable prior lien bonds.

        Duke Energy Carolinas has never deposited any cash with the Bond Trustee for the Replacement Fund. If Duke Energy Carolinas deposits any cash in the future, it has agreed not to apply that cash to the redemption of the Bonds as long as any Bonds then outstanding remain outstanding.

Amendments of the Mortgage

        Duke Energy Carolinas may amend the Mortgage with the consent of the holders of 66 2/3% in principal amount of the Bonds, except that no such amendment may:

  •
  affect the terms of payment of principal at maturity or of interest or premium on any Bond;

  •
  affect the rights of Bondholders to sue to enforce any such payment at maturity; or

  •
  reduce the percentage of Bonds required to consent to an amendment.

        No amendment may affect the rights under the Mortgage of the holders of less than all of the series of Bonds outstanding unless the holders of 66 2/3% in principal amount of the Bonds of each series affected consent to the amendment.

        The covenants included in the supplemental indenture for any series of Bonds to be issued will be solely for the benefit of the holders of those Bonds. Duke Energy Carolinas may modify any such covenant only with the consent of the holders of 66 2/3% in principal amount of those Bonds outstanding, without the consent of Bondholders of any other series.

Events of Default

        The Bond Trustee may, and at the written request of the holders of a majority in principal amount of the outstanding Bonds will, declare the principal of all outstanding Bonds due when any event of default under the Mortgage occurs. The holders of a majority in principal amount of the outstanding Bonds may, however, waive the default and rescind the declaration if Duke Energy Carolinas cures the default. The Bond Trustee may, and upon the written request of the holders of more than 75% in principal amount of the Bonds then outstanding (including, if more than one series of Bonds is outstanding, the holders of at least a majority in principal amount of the Bonds of each such series) shall, waive any default under the Mortgage, except a default in the payment of the principal of or interest on any of the Bonds or of any sinking fund payment when due and payable.

        Events of default under the Mortgage include:

  •
  default in the payment of principal;

  •
  default for 60 days in the payment of interest;

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  default in the payment of principal of any prior lien bond not pledged with the Trustee;

  •
  default in the performance of any other covenant in the Mortgage continuing for 60 days after the Bond Trustee or the holders of not less than 10% in principal amount of the Bonds then outstanding give notice of the default;

  •
  Duke Energy Carolinas is adjudicated insolvent or bankrupt by decree of a court or a receiver is appointed of all or any substantial part of the mortgaged property in an insolvency or bankruptcy proceeding and the order or decree remains unstayed and in effect for 60 days; and

  •
  Duke Energy Carolinas files a petition in voluntary bankruptcy, makes an assignment for the benefit of creditors or consents to the appointment of a receiver of all or any substantial part of the mortgaged property or to any adjudication of insolvency or bankruptcy.

        Duke Energy Carolinas provides a statement by its officers each year to the Bond Trustee stating whether it has complied with the covenants of the Mortgage. The Bond Trustee is generally required to provide notice to holders of the Bonds of events of default under the Mortgage known to the Bond Trustee (within certain timetables), but except in the case of default in the payment of the principal or interest on any of the Bonds, or in the payment or satisfaction of any sinking, purchase or replacement fund obligations, the Bond Trustee shall be protected in withholding such notice if the board of directors, the executive committee or a trust committee of directors and/or responsible officers of the Bond Trustee in good faith determine that the withholding of such notice is in the interests of the bondholders.

Satisfaction and Discharge

        Upon the request of Duke Energy Carolinas, all mortgaged property shall revert to Duke Energy Carolinas, the Mortgage shall be satisfied, and the lien of the Mortgage cancelled and discharged when Duke Energy Carolinas shall:

  •
  pay, or provide for the payment by depositing sufficient cash with the Bond Trustee for, the principal of and interest on all outstanding Bonds and coupons therefor to maturity or upon redemption (with evidence of the notice of redemption provided to the Bond Trustee); and/or

  •
  surrender to the Bond Trustee for cancellation all the Bonds and coupons for which payment is not provided; and

  •
  Duke Energy Carolinas has paid or caused to be paid all other sums payable under the Mortgage by Duke Energy Carolinas and performed all covenants and conditions under the Mortgage.

Concerning the Bond Trustee

        The Bank of New York Mellon Trust Company, N.A., is the Bond Trustee and is the Senior Indenture Trustee and the Subordinated Indenture Trustee. Duke Energy Carolinas and some of its affiliates have banking relationships with The Bank of New York Mellon Trust Company. The Bank of New York Mellon Trust Company, N.A. or its affiliate also serve as trustee or agent under other indentures and agreements pursuant to which securities of Duke Energy Carolinas and of some of its affiliates are outstanding.

        The Bond Trustee is under no obligation to exercise any of its powers at the request of any of the holders of the Bonds unless those Bondholders have offered to the Bond Trustee security or indemnity satisfactory to it against the cost, expenses and liabilities it might incur as a result. The holders of a majority in principal amount of the Bonds outstanding may direct the time, method and place of conducting any proceeding for any remedy available to the Bond Trustee, or the exercise of any trust or power of the Bond Trustee. The Bond Trustee will not be liable for any action that it takes or omits to take in good faith in accordance with any such direction.

        Upon application by Duke Energy Carolinas to the Bond Trustee to take action under the Mortgage, Duke Energy is required to furnish to the Bond Trustee evidence of compliance with conditions precedent to such actions, including an officers' certificate and an opinion of counsel. In connection with the authentication and delivery of Bonds that require, as a condition precedent, a showing as to Duke Energy Carolinas' net earnings, accountant certificates or opinions may be required, and in connection with the release of certain property or securities from the lien of the Mortgage, certificates of engineers, appraisers or other experts may be required.

DESCRIPTION OF SENIOR NOTES

        Duke Energy Carolinas will issue the Senior Notes in one or more series under its Senior Indenture dated as of September 1, 1998 (the "Senior Indenture"), as supplemented from time to time. Unless otherwise specified, the trustee under the Senior Indenture (the "Senior Indenture Trustee") will be The Bank of New York Mellon Trust Company, N.A. The Senior Indenture is an exhibit to the registration statement, of which this prospectus is a part.

        The Senior Notes are unsecured and unsubordinated obligations and will rank equally with all of Duke Energy Carolinas' other unsecured and unsubordinated indebtedness. The First and Refunding Mortgage Bonds are effectively senior to the Senior Notes to the extent of the value of the properties securing them.

        The following description of the Senior Notes is only a summary and is not intended to be comprehensive. For additional information you should refer to the Senior Indenture.

General

        The Senior Indenture does not limit the amount of Senior Notes that Duke Energy Carolinas may issue under it. Duke Energy Carolinas may issue Senior Notes from time to time under the Senior Indenture in one or more series by entering into supplemental indentures or by its Board of Directors or a duly authorized committee authorizing the issuance. Duke Energy Carolinas may at any time deliver executed Senior Notes to the Senior Indenture Trustee for authentication, and the Senior Indenture Trustee shall authenticate such Senior Notes upon the written request of Duke Energy Carolinas and satisfaction of certain other conditions set forth in the Senior Indenture.

        The Senior Notes of a series need not be issued at the same time, bear interest at the same rate or mature on the same date.

        The Senior Indenture does not protect the holders of Senior Notes if Duke Energy Carolinas engages in a highly leveraged transaction.

Provisions Applicable to Particular Series

        The prospectus supplement for a particular series of Senior Notes being offered will disclose the specific terms related to the offering, including the price or prices at which the Senior Notes to be offered will be issued. Those terms may include some or all of the following:

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  the title of the series;

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  the total principal amount of the Senior Notes of the series;

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  the date or dates on which principal is payable or the method for determining the date or dates, and any right that Duke Energy Carolinas has to change the date on which principal is payable;

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  the interest rate or rates, if any, or the method for determining the rate or rates, and the date or dates from which interest will accrue;

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  any interest payment dates and the regular record date for the interest payable on each interest payment date, if any;

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  whether Duke Energy Carolinas may extend the interest payment periods and, if so, the terms of the extension;

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  the place or places where payments will be made;

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  whether Duke Energy Carolinas has the option to redeem the Senior Notes and, if so, the terms of its redemption option;

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  any obligation that Duke Energy Carolinas has to redeem the Senior Notes through a sinking fund or to purchase the Senior Notes through a purchase fund or at the option of the holder;

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  whether the defeasance and covenant defeasance provisions described under "Satisfaction and Discharge; Defeasance and Covenant Defeasance" will not apply to the Senior Notes;

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  the currency in which payments will be made if other than U.S. dollars, and the manner of determining the equivalent of those amounts in U.S. dollars;

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  if payments may be made, at Duke Energy Carolinas' election or at the holder's election, in a currency other than that in which the Senior Notes are stated to be payable, then the currency in which those payments may be made, the terms and conditions of the election and the manner of determining those amounts;

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  the portion of the principal payable upon acceleration of maturity, if other than the entire principal;

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  whether the Senior Notes will be issuable as global securities and, if so, the securities depositary;

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  any changes in the events of default or covenants with respect to the Senior Notes;

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  any index or formula used for determining principal, premium or interest;

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  if the principal payable on the maturity date will not be determinable on one or more dates prior to the maturity date, the amount which will be deemed to be such principal amount or the manner of determining it;

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  any date or dates after which the holder may convert the Senior Notes into other securities of Duke Energy Carolinas and the terms for that conversion;

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  any date or dates upon which the Senior Notes will be mandatorily converted into other securities of Duke Energy Carolinas and the terms for that conversion;

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  any terms for the attachment to Senior Notes of rights to purchase or sell other securities of Duke Energy Carolinas; and

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  any other terms.

        Unless Duke Energy Carolinas states otherwise in the applicable prospectus supplement, Duke Energy Carolinas will issue the Senior Notes only in fully registered form without coupons, and there will be no service charge for any registration of transfer or exchange of the Senior Notes. Duke Energy Carolinas may, however, require payment to cover any tax or other governmental charge payable in connection with any transfer or exchange. Subject to the terms of the Senior Indenture and the limitations applicable to global securities, transfers and exchanges of the Senior Notes may be made at The Bank of New York Mellon Trust Company, N.A., 101 Barclay Street, New York, New York 10286 or at any other office or agency maintained by Duke Energy Carolinas for such purpose.

        The Senior Notes will be issuable in denominations of $1,000 and any integral multiples of $1,000, unless Duke Energy Carolinas states otherwise in the applicable prospectus supplement.

        Duke Energy Carolinas may offer and sell the Senior Notes, including original issue discount Senior Notes, at a substantial discount below their principal amount. The applicable prospectus supplement will describe special United States federal income tax and any other considerations applicable to those securities. In addition, the applicable prospectus supplement may describe certain special United States federal income tax or other considerations, if any, applicable to any Senior Notes that are denominated in a currency other than U.S. dollars.

Redemption

        Provisions relating to the redemption of Senior Notes will be set forth in the applicable prospectus supplement. Unless Duke Energy Carolinas states otherwise in the applicable prospectus supplement, Duke Energy Carolinas may redeem Senior Notes only upon notice mailed at least 30 but not more than 60 days before the date fixed for redemption. Unless Duke Energy Carolinas states otherwise in the applicable prospectus supplement, that notice may state that the redemption will be conditional upon the Senior Indenture Trustee, or the applicable paying agent, receiving sufficient funds to pay the principal, premium and interest on those Senior Notes on the date fixed for redemption and that if the Senior Indenture Trustee or the applicable paying agent does not receive those funds, the redemption notice will not apply, and Duke Energy Carolinas will not be required to redeem those Senior Notes.

        Duke Energy Carolinas will not be required to:

  •
  issue, register the transfer of, or exchange any Senior Notes of a series during the period beginning 15 days before the date the notice is mailed identifying the Senior Notes of that series that have been selected for redemption; or

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  register the transfer of or exchange any Senior Note of that series selected for redemption except the unredeemed portion of a Senior Note being partially redeemed.

Consolidation, Merger, Conveyance or Transfer

        The Senior Indenture provides that Duke Energy Carolinas may consolidate or merge with or into, or convey or transfer all or substantially all of its properties and assets to, another corporation or other entity. Any successor must, however, assume Duke Energy Carolinas' obligations under the Senior Indenture and the Senior Notes issued under it, and Duke Energy Carolinas must deliver to the Senior Indenture Trustee a statement by certain of its officers and an opinion of counsel that affirm compliance with all conditions in the Senior Indenture relating to the transaction. When those conditions are satisfied, the successor will succeed to and be substituted for Duke Energy Carolinas under the Senior Indenture, and Duke Energy Carolinas will be relieved of its obligations under the Senior Indenture and the Senior Notes.

Modification; Waiver

        Duke Energy Carolinas may modify the Senior Indenture with the consent of the holders of a majority in principal amount of the outstanding Senior Notes of all series of Senior Notes that are affected by the modification, voting as one class. The consent of the holder of each outstanding Senior Note affected is, however, required to:

  •
  change the maturity date of the principal or any installment of principal or interest on that Senior Note;

  •
  reduce the principal amount, the interest rate or any premium payable upon redemption of that Senior Note;

  •
  reduce the amount of principal due and payable upon acceleration of maturity;

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  change the currency of payment of principal, premium or interest on that Senior Note;

  •
  impair the right to institute suit to enforce any such payment on or after the maturity date or redemption date;

  •
  reduce the percentage in principal amount of Senior Notes of any series required to modify the Senior Indenture, waive compliance with certain restrictive provisions of the Senior Indenture or waive certain defaults; or

  •
  with certain exceptions, modify the provisions of the Senior Indenture governing modifications of the Senior Indenture or governing waiver of covenants or past defaults.

        In addition, Duke Energy Carolinas may modify the Senior Indenture for certain other purposes, without the consent of any holders of Senior Notes.

        The holders of a majority in principal amount of the outstanding Senior Notes of any series may waive, for that series, Duke Energy Carolinas' compliance with certain restrictive provisions of the Senior Indenture, including the covenant described under "Negative Pledge." The holders of a majority in principal amount of the outstanding Senior Notes of all series under the Senior Indenture with respect to which a default has occurred and is continuing, voting as one class, may waive that default for all those series, except a default in the payment of principal or any premium or interest on any Senior Note or a default with respect to a covenant or provision which cannot be modified without the consent of the holder of each outstanding Senior Note of the series affected.

Events of Default

        The following are events of default under the Senior Indenture with respect to any series of Senior Notes, unless Duke Energy Carolinas states otherwise in the applicable prospectus supplement:

  •
  failure to pay principal of or any premium on any Senior Note of that series when due;

  •
  failure to pay when due any interest on any Senior Note of that series that continues for 60 days; for this purpose, the date on which interest is due is the date on which Duke Energy Carolinas is required to make payment following any deferral of interest payments by it under the terms of Senior Notes that permit such deferrals;

  •
  failure to make any sinking fund payment when required for any Senior Note of that series that continues for 60 days;

  •
  failure to perform any covenant in the Senior Indenture (other than a covenant expressly included solely for the benefit of other series) that continues for 90 days after the Senior Indenture Trustee or the holders of at least 33% of the outstanding Senior Notes of that series give Duke Energy Carolinas written notice of the default; and

  •
  certain bankruptcy, insolvency or reorganization events with respect to Duke Energy Carolinas.

        In the case of the fourth event of default listed above, the Senior Indenture Trustee may extend the grace period. In addition, if holders of a particular series have given a notice of default, then holders of at least the same percentage of Senior Notes of that series, together with the Senior Indenture Trustee, may also extend the grace period. The grace period will be automatically extended if Duke Energy Carolinas has initiated and is diligently pursuing corrective action.

        Duke Energy Carolinas may establish additional events of default for a particular series and, if established, any such events of default will be described in the applicable prospectus supplement.

        If an event of default with respect to Senior Notes of a series occurs and is continuing, then the Senior Indenture Trustee or the holders of at least 33% in principal amount of the outstanding Senior Notes of that series may declare the principal amount of all Senior Notes of that series to be immediately due and payable. However, that event of default will be considered waived at any time after the declaration, but before a judgment for payment of the money due has been obtained if:

  •
  Duke Energy Carolinas has paid or deposited with the Senior Indenture Trustee all overdue interest, the principal and any premium due otherwise than by the declaration and any interest on such amounts, and any interest on overdue interest, to the extent legally permitted, in each case with respect to that series, and all amounts due to the Senior Indenture Trustee; and

  •
  all events of default with respect to that series, other than the nonpayment of the principal that became due solely by virtue of the declaration, have been cured or waived.

        The Senior Indenture Trustee is under no obligation to exercise any of its rights or powers at the request or direction of any holders of Senior Notes unless those holders have offered the Senior Indenture Trustee security or indemnity against the costs, expenses and liabilities which it might incur as a result. The holders of a majority in principal amount of the outstanding Senior Notes of any series have, with certain exceptions, the right to direct the time, method and place of conducting any proceedings for any remedy available to the Senior Indenture Trustee or the exercise of any power of the Senior Indenture Trustee with respect to those Senior Notes. The Senior Indenture Trustee may withhold notice of any default, except a default in the payment of principal or interest, from the holders of any series if the Senior Indenture Trustee in good faith considers it in the interest of the holders to do so.

        The holder of any Senior Note will have an absolute and unconditional right to receive payment of the principal, any premium and, within certain limitations, any interest on that Senior Note on its maturity date or redemption date and to enforce those payments.

        Duke Energy Carolinas is required to furnish each year to the Senior Indenture Trustee a statement by certain of its officers to the effect that it is not in default under the Senior Indenture or, if there has been a default, specifying the default and its status.

Payments; Paying Agent

        The paying agent will pay the principal of any Senior Notes only if those Senior Notes are surrendered to it. The paying agent will pay interest on Senior Notes issued as global securities by wire transfer to the holder of those global securities. Unless Duke Energy Carolinas states otherwise in the applicable prospectus supplement, the paying agent will pay interest on Senior Notes that are not in global form at its office or, at Duke Energy Carolinas' option:

  •
  by wire transfer to an account at a banking institution in the United States that is designated in writing to the Senior Indenture Trustee at least 16 days prior to the date of payment by the person entitled to that interest; or

  •
  by check mailed to the address of the person entitled to that interest as that address appears in the security register for those Senior Notes.

        Unless Duke Energy Carolinas states otherwise in the applicable prospectus supplement, the Senior Indenture Trustee will act as paying agent for that series of Senior Notes, and the principal corporate trust office of the Senior Indenture Trustee will be the office through which the paying agent acts. Duke Energy Carolinas may, however, change or add paying agents or approve a change in the office through which a paying agent acts.

        Any money that Duke Energy Carolinas has paid to a paying agent for principal or interest on any Senior Notes which remains unclaimed at the end of two years after that principal or interest has become due will be repaid to Duke Energy Carolinas at its request. After repayment to Duke Energy Carolinas, holders should look only to Duke Energy Carolinas for those payments.

Negative Pledge

        While any of the Senior Notes remain outstanding, Duke Energy Carolinas will not create, or permit to be created or to exist, any mortgage, lien, pledge, security interest or other encumbrance upon any of its property, whether owned on or acquired after the date of the Senior Indenture, to secure any indebtedness for borrowed money of Duke Energy Carolinas, unless the Senior Notes then outstanding are equally and ratably secured for so long as any such indebtedness is so secured.

        The foregoing restriction does not apply with respect to, among other things:

  •
  purchase money mortgages, or other purchase money liens, pledges, security interests or encumbrances upon property that Duke Energy Carolinas acquired after the date of the Senior Indenture;

  •
  mortgages, liens, pledges, security interests or other encumbrances existing on any property at the time Duke Energy Carolinas acquired it, including those which exist on any property of an entity with which Duke Energy Carolinas is consolidated or merged or which transfers or leases all or substantially all of its properties to Duke Energy Carolinas;

  •
  mortgages, liens, pledges, security interests or other encumbrances upon any property of Duke Energy Carolinas that existed on the date of the initial issuance of the Senior Notes;

  •
  pledges or deposits to secure performance in connection with bids, tenders, contracts (other than contracts for the payment of money) or leases to which Duke Energy Carolinas is a party;

  •
  liens created by or resulting from any litigation or proceeding which at the time is being contested in good faith by appropriate proceedings;

  •
  liens incurred in connection with the issuance of bankers' acceptances and lines of credit, bankers' liens or rights of offset and any security given in the ordinary course of business to banks or others to secure any indebtedness payable on demand or maturing within 12 months of the date that such indebtedness is originally incurred;

  •
  liens incurred in connection with repurchase, swap or other similar agreements (including commodity price, currency exchange and interest rate protection agreements);

  •
  liens securing industrial revenue or pollution control bonds;

  •
  liens, pledges, security interests or other encumbrances on any property arising in connection with any defeasance, covenant defeasance or in-substance defeasance of indebtedness of Duke Energy Carolinas;

  •
  liens created in connection with, and created to secure, a non-recourse obligation;

  •
  Bonds issued or to be issued from time to time under Duke Energy Carolinas' First and Refunding Mortgage, and the "permitted liens" specified in Duke Energy Carolinas' First and Refunding Mortgage;

  •
  indebtedness which Duke Energy Carolinas may issue in connection with its consolidation or merger with or into any other entity, which may be its affiliate, in exchange for or otherwise in substitution for secured indebtedness of that entity, or Third Party Debt, which by its terms (1) is secured by a mortgage on all or a portion of the property of that entity, (2) prohibits that entity from incurring secured indebtedness, unless the Third Party Debt is secured equally and ratably with such secured indebtedness or (3) prohibits that entity from incurring secured indebtedness;

  •
  indebtedness of any entity which Duke Energy Carolinas is required to assume in connection with a consolidation or merger of that entity, with respect to which any property of Duke Energy Carolinas is subjected to a mortgage, lien, pledge, security interest or other encumbrance;

  •
  mortgages, liens, pledges, security interests or other encumbrances upon any property that Duke Energy Carolinas acquired, constructed, developed or improved after the date of the Senior Indenture which are created before, at the time of, or within 18 months after such acquisition—or in the case of property constructed, developed or improved, after the completion of the construction, development or improvement and commencement of full commercial operation of that property, whichever is later—to secure or provide for the payment of any part of its purchase price or cost; provided that, in the case of such construction, development or improvement, the mortgages, liens, pledges, security interests or other encumbrances shall not apply to any property that Duke Energy Carolinas owns other than real property that is unimproved up to that time; and

  •
  the replacement, extension or renewal of any mortgage, lien, pledge, security interest or other encumbrance described above; or the replacement, extension or renewal (not exceeding the principal amount of indebtedness so secured together with any premium, interest, fee or expense payable in connection with any such replacement, extension or renewal) of the indebtedness so secured; provided that such replacement, extension or renewal is limited to all or a part of the same property that secured the mortgage, lien, pledge, security interest or other encumbrance replaced, extended or renewed, plus improvements on it or additions or accessions to it.

        In addition, Duke Energy Carolinas may create or assume any other mortgage, lien, pledge, security interest or other encumbrance not excepted in the Senior Indenture without Duke Energy Carolinas equally and ratably securing the Senior Notes, if immediately after that creation or assumption, the principal amount of indebtedness for borrowed money of Duke Energy Carolinas that all such other mortgages, liens, pledges, security interests and other encumbrances secure does not exceed an amount equal to 10% of Duke Energy Carolinas' common stockholders' equity as shown on its consolidated balance sheet for the accounting period occurring immediately before the creation or assumption of that mortgage, lien, pledge, security interest or other encumbrance.

Satisfaction and Discharge; Defeasance and Covenant Defeasance

        Upon the written request of Duke Energy Carolinas, the Senior Indenture shall be satisfied and discharged (except as to certain surviving rights and obligations specified in the Senior Indenture) when:

  •
  either all Senior Notes have been delivered to the Senior Indenture Trustee for cancellation or all Senior Notes not delivered to the Senior Indenture Trustee for cancellation are due and payable within one year (at maturity or due to redemption) and Duke Energy Carolinas has deposited with the Senior Indenture Trustee money or government obligations sufficient to pay and discharge such Senior Notes to the applicable maturity or redemption date (including principal, any premium and interest thereon);

  •
  Duke Energy Carolinas has paid or caused to be paid all other sums payable under the Senior Indenture by Duke Energy Carolinas; and

  •
  Duke Energy Carolinas has delivered to the Senior Indenture Trustee an officers' certificate and an opinion of counsel stating that all conditions precedent relating to the satisfaction and discharge of the Senior Indenture have been complied with.

        The Senior Indenture provides that Duke Energy Carolinas may be:

  •
  discharged from its obligations, with certain limited exceptions, with respect to any series of Senior Notes, as described in the Senior Indenture, such a discharge being called a "defeasance" in this prospectus; and

  •
  released from its obligations under certain restrictive covenants especially established with respect to any series of Senior Notes, including the covenant described under "Negative Pledge," as described in the Senior Indenture, such a release being called a "covenant defeasance" in this prospectus.

        Duke Energy Carolinas must satisfy certain conditions to effect a defeasance or covenant defeasance. Those conditions include the irrevocable deposit with the Senior Indenture Trustee, in trust, of money or government obligations which through their scheduled payments of principal and interest would provide sufficient money to pay the principal and any premium and interest on those Senior Notes on the maturity dates of those payments or upon redemption.

        Following a defeasance, payment of the Senior Notes defeased may not be accelerated because of an event of default under the Senior Indenture. Following a covenant defeasance, the payment of Senior Notes may not be accelerated by reference to the covenants from which Duke Energy Carolinas has been released. A defeasance may occur after a covenant defeasance.

        Under current United States federal income tax laws, a defeasance would be treated as an exchange of the relevant Senior Notes in which holders of those Senior Notes might recognize gain or loss. In addition, the amount, timing and character of amounts that holders would thereafter be required to include in income might be different from that which would be includible in the absence of that defeasance. Duke Energy Carolinas urges investors to consult their own tax advisors as to the specific consequences of a defeasance, including the applicability and effect of tax laws other than United States federal income tax laws.

        Under current United States federal income tax law, unless accompanied by other changes in the terms of the Senior Notes, a covenant defeasance should not be treated as a taxable exchange.

Concerning the Senior Indenture Trustee

        The Bank of New York Mellon Trust Company, N.A. is the Senior Indenture Trustee and is also the trustee under Duke Energy Carolinas' Subordinated Indenture and is the trustee under Duke Energy Carolinas' First and Refunding Mortgage. Duke Energy Carolinas and certain of its affiliates have banking relationships with The Bank of New York Mellon Trust Company, N.A. The Bank of New York Mellon Trust Company, N.A. or its affiliate also serve as trustee or agent under other indentures and agreements pursuant to which securities of Duke Energy Carolinas and of certain of its affiliates are outstanding.

        The Senior Indenture Trustee will perform only those duties that are specifically set forth in the Senior Indenture unless an event of default under the Senior Indenture occurs and is continuing. In case an event of default occurs and is continuing, the Senior Indenture Trustee will exercise the same degree of care as a prudent individual would exercise in the conduct of his or her own affairs. Upon any application by Duke Energy Carolinas to the Senior Indenture Trustee to take any action under any provision of the Indenture, Duke Energy Carolinas is required to furnish to the Senior Indenture Trustee such certificates and opinions as may be required under the Trust Indenture Act of 1939, as amended.

DESCRIPTION OF SUBORDINATED NOTES

        Duke Energy Carolinas will issue the Subordinated Notes in one or more series under its Subordinated Indenture dated as of December 1, 1997, as supplemented from time to time (the "Subordinated Indenture"). Unless otherwise specified, the trustee under the Subordinated Indenture (the "Subordinated Indenture Trustee") will be The Bank of New York Mellon Trust Company, N.A. The Subordinated Indenture is an exhibit to the registration statement, of which this prospectus is a part.

        The Subordinated Notes are unsecured obligations of Duke Energy Carolinas and are junior in right of payment to "Senior Indebtedness" of Duke Energy Carolinas. You will find a description of the subordination provisions of the Subordinated Notes, including a description of Senior Indebtedness of Duke Energy Carolinas, under "Subordination."

        The following description of the Subordinated Notes is only a summary and is not intended to be comprehensive. For additional information you should refer to the Subordinated Indenture.

General

        The Subordinated Indenture does not limit the amount of Subordinated Notes that Duke Energy Carolinas may issue under it. Duke Energy Carolinas may issue Subordinated Notes from time to time under the Subordinated Indenture in one or more series by entering into supplemental indentures or by its Board of Directors or a duly authorized committee authorizing the issuance. Duke Energy Carolinas may at any time deliver executed Subordinated Notes to the Subordinated Indenture Trustee for authentication, and the Subordinated Indenture Trustee shall authenticate such Subordinated Notes upon the written request of Duke Energy Carolinas and satisfaction of certain other conditions set forth in the Subordinated Indenture.

        The Subordinated Notes of a series need not be issued at the same time, bear interest at the same rate or mature on the same date.

        The Subordinated Indenture does not protect the holders of Subordinated Notes if Duke Energy Carolinas engages in a highly leveraged transaction.

Provisions Applicable to Particular Series

        The prospectus supplement for a particular series of Subordinated Notes being offered will disclose the specific terms related to the offering, including the price or prices at which the Subordinated Notes to be offered will be issued. Those terms may include some or all of the following:

  •
  the title of the series;

  •
  the total principal amount of the Subordinated Notes of the series;

  •
  the date or dates on which principal is payable or the method for determining the date or dates, and any right that Duke Energy Carolinas has to change the date on which principal is payable;

  •
  the interest rate or rates, if any, or the method for determining the rate or rates, and the date or dates from which interest will accrue;

  •
  any interest payment dates and the regular record date for the interest payable on each interest payment date, if any;

  •
  whether Duke Energy Carolinas may extend the interest payment periods and, if so, the terms of the extension;

  •
  the place or places where payments will be made;

  •
  whether Duke Energy Carolinas has the option to redeem the Subordinated Notes and, if so, the terms of its redemption option;

  •
  any obligation that Duke Energy Carolinas has to redeem the Subordinated Notes through a sinking fund or to purchase the Subordinated Notes through a purchase fund or at the option of the holder;

  •
  whether the defeasance and covenant defeasance provisions described under "Satisfaction and Discharge; Defeasance and Covenant Defeasance" will not apply to the Subordinated Notes;

  •
  the currency in which payments will be made if other than U.S. dollars, and the manner of determining the equivalent of those amounts in U.S. dollars;

  •
  if payments may be made, at Duke Energy Carolinas' election or at the holder's election, in a currency other than that in which the Subordinated Notes are stated to be payable, then the currency in which those payments may be made, the terms and conditions of the election and the manner of determining those amounts;

  •
  the portion of the principal payable upon acceleration of maturity, if other than the entire principal;

  •
  whether the Subordinated Notes will be issuable as global securities and, if so, the securities depositary;

  •
  any changes in the events of default or covenants with respect to the Subordinated Notes;

  •
  any index or formula used for determining principal, premium or interest;

  •
  if the principal payable on the maturity date will not be determinable on one or more dates prior to the maturity date, the amount which will be deemed to be such principal amount or the manner of determining it;

  •
  the subordination of the Subordinated Notes to any other of Duke Energy Carolinas' indebtedness, including other series of Subordinated Notes;

  •
  any date or dates after which the holder may convert the Subordinated Notes into other securities of Duke Energy Carolinas and the terms for that conversion;

  •
  any date or dates upon which the Subordinated Notes will be mandatorily converted into other securities of Duke Energy Carolinas and the terms for that conversion;

  •
  any terms for the attachment to Subordinated Notes of rights to purchase or sell other securities of Duke Energy Carolinas; and

  •
  any other terms.

        Unless Duke Energy Carolinas states otherwise in the applicable prospectus supplement, Duke Energy Carolinas will issue the Subordinated Notes only in fully registered form without coupons, and there will be no service charge for any registration of transfer or exchange of the Subordinated Notes. Duke Energy Carolinas may, however, require payment to cover any tax or other governmental charge payable in connection with any transfer or exchange. Subject to the terms of the Subordinated Indenture and the limitations applicable to global securities, transfers and exchanges of the Subordinated Notes may be made at The Bank of New York Mellon Trust Company, N.A., 101 Barclay Street, New York, New York 10286 or at any other office maintained by Duke Energy Carolinas for such purpose.

        The Subordinated Notes will be issuable in denominations of $1,000 and any integral multiples of $1,000, unless Duke Energy Carolinas states otherwise in the applicable prospectus supplement.

        Duke Energy Carolinas may offer and sell the Subordinated Notes, including original issue discount Subordinated Notes, at a substantial discount below their principal amount. The applicable prospectus supplement will describe special United States federal income tax and any other considerations applicable to those securities. In addition, the applicable prospectus supplement may describe certain special United States federal income tax or other considerations, if any, applicable to any Subordinated Notes that are denominated in a currency other than U.S. dollars.

Redemption

        Provisions relating to the redemption of Subordinated Notes will be set forth in the applicable prospectus supplement. Unless Duke Energy Carolinas states otherwise in the applicable prospectus supplement, Duke Energy Carolinas may redeem Subordinated Notes only upon notice mailed at least 30, but not more than 60 days before the date fixed for redemption.

        Duke Energy Carolinas will not be required to:

  •
  issue, register the transfer of, or exchange any Subordinated Notes of a series during the period beginning 15 days before the date the notice is mailed identifying the Subordinated Notes of that series that have been selected for redemption; or

  •
  register the transfer of or exchange any Subordinated Note of that series selected for redemption except the unredeemed portion of a Subordinated Note being partially redeemed.

Consolidation, Merger, Conveyance or Transfer

        The Subordinated Indenture provides that Duke Energy Carolinas may consolidate or merge with or into, or convey or transfer all or substantially all of its properties and assets to, another corporation or other entity. Any successor must, however, assume Duke Energy Carolinas' obligations under the Subordinated Indenture and the Subordinated Notes and Duke Energy Carolinas must deliver to the Subordinated Indenture Trustee a statement by certain of its officers and an opinion of counsel that affirm compliance with all conditions in the Subordinated Indenture relating to the transaction. When those conditions are satisfied, the successor will succeed to and be substituted for Duke Energy Carolinas under the Subordinated Indenture, and Duke Energy Carolinas will be relieved of its obligations under the Subordinated Indenture and any Subordinated Notes.

Modification; Waiver

        Duke Energy Carolinas may modify the Subordinated Indenture with the consent of the holders of a majority in principal amount of the outstanding Subordinated Notes of all series that are affected by the modification, voting as one class. The consent of the holder of each outstanding Subordinated Note affected is, however, required to:

  •
  change the maturity date of the principal or any installment of principal or interest on that Subordinated Note;

  •
  reduce the principal amount, the interest rate or any premium payable upon redemption of that Subordinated Note;

  •
  reduce the amount of principal due and payable upon acceleration of maturity;

  •
  change the currency of payment of principal, premium or interest on that Subordinated Note;

  •
  impair the right to institute suit to enforce any such payment on or after the maturity date or redemption date;

  •
  reduce the percentage in principal amount of Subordinated Notes of any series required to modify the Subordinated Indenture, waive compliance with certain restrictive provisions of the Subordinated Indenture or waive certain defaults; or

  •
  with certain exceptions, modify the provisions of the Subordinated Indenture governing modifications of the Subordinated Indenture or governing waiver of covenants or past defaults.

        In addition, Duke Energy Carolinas may modify the Subordinated Indenture for certain other purposes, without the consent of any holders of Subordinated Notes.

        The holders of a majority in principal amount of the outstanding Subordinated Notes of any series may waive, for that series, Duke Energy Carolinas' compliance with certain restrictive provisions of the Subordinated Indenture. The holders of a majority in principal amount of the outstanding Subordinated Notes of all series under the Subordinated Indenture with respect to which a default has occurred and is continuing, voting as one class, may waive that default for all those series, except a default in the payment of principal or any premium or interest on any Subordinated Note or a default with respect to a covenant or provision which cannot be modified without the consent of the holder of each outstanding Subordinated Note of the series affected.

        Duke Energy Carolinas may not amend the Subordinated Indenture to change the subordination of any outstanding Subordinated Notes without the consent of each holder of Senior Indebtedness that the amendment would adversely affect.

Events of Default

        The following are events of default under the Subordinated Indenture with respect to any series of Subordinated Notes, unless Duke Energy Carolinas states otherwise in the applicable prospectus supplement:

  •
  failure to pay principal of or any premium on any Subordinated Note of that series when due;

  •
  failure to pay when due any interest on any Subordinated Note of that series that continues for 60 days; for this purpose, the date on which interest is due is the date on which Duke Energy Carolinas is required to make payment following any deferral of interest payments by it under the terms of Subordinated Notes that permit such deferrals;

  •
  failure to make any sinking fund payment when required for any Subordinated Note of that series that continues for 60 days;

  •
  failure to perform any covenant in the Subordinated Indenture (other than a covenant expressly included solely for the benefit of other series) that continues for 90 days after the Subordinated Indenture Trustee or the holders of at least 33% of the outstanding Subordinated Notes of that series give Duke Energy Carolinas written notice of the default; and

  •
  certain bankruptcy, insolvency or reorganization events with respect to Duke Energy Carolinas.

        In the case of the fourth event of default listed above, the Subordinated Indenture Trustee may extend the grace period. In addition, if holders of a particular series have given a notice of default, then holders of at least the same percentage of Subordinated Notes of that series, together with the Subordinated Indenture Trustee, may also extend the grace period. The grace period will be automatically extended if Duke Energy Carolinas has initiated and is diligently pursuing corrective action.

        Duke Energy Carolinas may establish additional events of default for a particular series and, if established, any such events of default will be described in the applicable prospectus supplement.

        If an event of default with respect to Subordinated Notes of a series occurs and is continuing, then the Subordinated Indenture Trustee or the holders of at least 33% in principal amount of the outstanding Subordinated Notes of that series may declare the principal amount of all Subordinated Notes of that series to be immediately due and payable. However, that event of default will be considered waived at any time after the declaration but before a judgment for payment of the money due has been obtained if:

  •
  Duke Energy Carolinas has paid or deposited with the Subordinated Indenture Trustee all overdue interest, the principal and any premium due otherwise than by the declaration and any interest on such amounts, and any interest on overdue interest, to the extent legally permitted, in each case with respect to that series, and all amounts due to the Subordinated Indenture Trustee; and

  •
  all events of default with respect to that series, other than the nonpayment of the principal that became due solely by virtue of the declaration, have been cured or waived.

        The Subordinated Indenture Trustee is under no obligation to exercise any of its rights or powers at the request or direction of any holders of Subordinated Notes unless those holders have offered the Subordinated Indenture Trustee security or indemnity against the costs, expenses and liabilities that it might incur as a result. The holders of a majority in principal amount of the outstanding Subordinated Notes of any series have, with certain exceptions, the right to direct the time, method and place of conducting any proceedings for any remedy available to the Subordinated Indenture Trustee or the exercise of any power of the Subordinated Indenture Trustee with respect to those Subordinated Notes. The Subordinated Indenture Trustee may withhold notice of any default, except a default in the payment of principal or interest, from the holders of any series if the Subordinated Indenture Trustee in good faith considers it in the interest of the holders to do so.

        The holder of any Subordinated Note will have an absolute and unconditional right to receive payment of the principal, any premium and, within certain limitations, any interest on that Subordinated Note on its maturity date or redemption date and to enforce those payments.

        Duke Energy Carolinas is required to furnish each year to the Subordinated Indenture Trustee a statement by certain of its officers to the effect that it is not in default under the Subordinated Indenture or, if there has been a default, specifying the default and its status.

Payments; Paying Agent

        The paying agent will pay the principal of any Subordinated Notes only if those Subordinated Notes are surrendered to it. The paying agent will pay interest on Subordinated Notes issued as global securities by wire transfer to the holder of those global securities. Unless Duke Energy Carolinas states otherwise in the applicable prospectus supplement, the paying agent will pay interest on Subordinated Notes that are not in global form at its office or, at Duke Energy Carolinas' option:

  •
  by wire transfer to an account at a banking institution in the United States that is designated in writing to the Subordinated Indenture Trustee at least 16 days prior to the date of payment by the person entitled to that interest; or

  •
  by check mailed to the address of the person entitled to that interest as that address appears in the security register for those Subordinated Notes.

        Unless Duke Energy Carolinas states otherwise in the applicable prospectus supplement, the Subordinated Indenture Trustee will act as paying agent for that series of Subordinated Notes, and the principal corporate trust office of the Subordinated Indenture Trustee will be the office through which the paying agent acts. Duke Energy Carolinas may, however, change or add paying agents or approve a change in the office through which a paying agent acts.

        Any money that Duke Energy Carolinas has paid to a paying agent for principal or interest on any Subordinated Notes that remains unclaimed at the end of two years after that principal or interest has become due will be repaid to Duke Energy Carolinas at its request. After repayment to Duke Energy Carolinas, holders should look only to Duke Energy Carolinas for those payments.

Satisfaction and Discharge; Defeasance and Covenant Defeasance

        Upon the written request of Duke Energy Carolinas, the Subordinated Indenture shall be satisfied and discharged (except as to certain surviving rights and obligations specified in the Subordinated Indenture) when:

  •
  either all Subordinated Notes have been delivered to the Subordinated Indenture Trustee for cancellation or all Subordinated Notes not delivered to the Subordinated Indenture Trustee for cancellation are due and payable within one year (at maturity or due to redemption) and Duke Energy Carolinas has deposited with the Subordinated Indenture Trustee money or government obligations sufficient to pay and discharge such Subordinated Notes to the applicable maturity or redemption date (including principal, any premium and interest thereon);

  •
  Duke Energy Carolinas has paid or caused to be paid all other sums payable under the Subordinated Indenture by Duke Energy Carolinas; and

  •
  Duke Energy Carolinas has delivered to the Subordinated Indenture Trustee an officers' certificate and an opinion of counsel stating that all conditions precedent relating to the satisfaction and discharge of the Subordinated Indenture have been complied with.

        The Subordinated Indenture provides that Duke Energy Carolinas may be:

  •
  discharged from its obligations, with certain limited exceptions, with respect to any series of Subordinated Notes, as described in the Subordinated Indenture, such a discharge being called a "defeasance" in this prospectus; and

  •
  released from its obligations under certain restrictive covenants especially established with respect to a series of Subordinated Notes, as described in the Subordinated Indenture, such a release being called a "covenant defeasance" in this prospectus.

        Duke Energy Carolinas must satisfy certain conditions to effect a defeasance or covenant defeasance. Those conditions include the irrevocable deposit with the Subordinated Indenture Trustee, in trust, of money or government obligations which through their scheduled payments of principal and interest would provide sufficient money to pay the principal and any premium and interest on those Subordinated Notes on the maturity dates of those payments or upon redemption. Following a defeasance, payment of the Subordinated Notes defeased may not be accelerated because of an event of default under the Subordinated Indenture.

        Under current United States federal income tax laws, a defeasance would be treated as an exchange of the relevant Subordinated Notes in which holders of those Subordinated Notes might recognize gain or loss. In addition, the amount, timing and character of amounts that holders would thereafter be required to include in income might be different from that which would be includible in the absence of that defeasance. Duke Energy Carolinas urges investors to consult their own tax advisors as to the specific consequences of a defeasance, including the applicability and effect of tax laws other than United States federal income tax laws.

        Under current United States federal income tax law, unless accompanied by other changes in terms of the Subordinated Notes, a covenant defeasance should not be treated as a taxable exchange.

Subordination

        Each series of Subordinated Notes will be subordinate and junior in right of payment, to the extent set forth in the Subordinated Indenture, to all Senior Indebtedness as defined below. If:

  •
  Duke Energy Carolinas makes a payment or distribution of any of its assets to creditors upon its dissolution, winding-up, liquidation or reorganization, whether in bankruptcy, insolvency or otherwise;

  •
  a default beyond any grace period has occurred and is continuing with respect to the payment of principal, interest or any other monetary amounts due and payable on any Senior Indebtedness; or

  •
  the maturity of any Senior Indebtedness has been accelerated because of a default on that Senior Indebtedness,

then the holders of Senior Indebtedness generally will have the right to receive payment, in the case of the first instance, of all amounts due or to become due upon that Senior Indebtedness, and, in the case of the second and third instances, of all amounts due on the Senior Indebtedness, or Duke Energy Carolinas will make provision for those payments, before the holders of any Subordinated Notes have the right to receive any payments of principal or interest on their Subordinated Notes.

        "Senior Indebtedness" means, with respect to any series of Subordinated Notes, the principal, premium, interest and any other payment in respect of any of the following:

  •
  all of Duke Energy Carolinas' indebtedness that is evidenced by notes, debentures, bonds or other securities Duke Energy Carolinas sells for money or other obligations for money borrowed;

  •
  all indebtedness of others of the kinds described in the preceding category which Duke Energy Carolinas has assumed or guaranteed or which Duke Energy Carolinas has in effect guaranteed through an agreement to purchase, contingent or otherwise; and

  •
  all renewals, extensions or refundings of indebtedness of the kinds described in either of the preceding two categories.

        Any such indebtedness, renewal, extension or refunding, however, will not be Senior Indebtedness if the instrument creating or evidencing it or the assumption or guarantee of it provides that it is not superior in right of payment to or is equal in right of payment with those Subordinated Notes. Senior Indebtedness will be entitled to the benefits of the subordination provisions in the Subordinated Indenture irrespective of the amendment, modification or waiver of any term of the Senior Indebtedness.

        Future series of Subordinated Notes that are not Subordinated Notes may rank senior to outstanding series of Subordinated Notes and would constitute Senior Indebtedness with respect to those series.

        The Subordinated Indenture does not limit the amount of Senior Indebtedness that Duke Energy Carolinas may issue.

Concerning the Subordinated Indenture Trustee

        The Bank of New York Mellon Trust Company, N.A. is the Subordinated Indenture Trustee and is also the Senior Indenture Trustee, and is the trustee under Duke Energy Carolinas' First and Refunding Mortgage. Duke Energy Carolinas and certain of its affiliates have banking relationships with The Bank of New York Mellon Trust Company, N.A. The Bank of New York Mellon Trust Company, N.A. or its affiliate also serve as trustee or agent under other indentures and agreements pursuant to which securities of Duke Energy Carolinas and of certain of its affiliates are outstanding.

        The Subordinated Indenture Trustee will perform only those duties that are specifically set forth in the Subordinated Indenture unless an event of default under the Subordinated Indenture occurs and is continuing. In case an event of default occurs and is continuing, the Subordinated Indenture Trustee will exercise the same degree of care as a prudent individual would exercise in the conduct of his or her own affairs. Upon any application by Duke Energy Carolinas to the Subordinated Indenture Trustee to take any action under any provision of the Indenture, Duke Energy Carolinas is required to furnish to the Subordinated Indenture Trustee such certificates and opinions as may be required under the Trust Indenture Act of 1939, as amended.

GLOBAL SECURITIES

        Duke Energy Carolinas may issue some or all of the First and Refunding Mortgage Bonds, Senior Notes and Subordinated Notes as book-entry securities. Any such book-entry securities will be represented by one or more fully registered global securities. Duke Energy Carolinas will register each global security with or on behalf of a securities depositary identified in the applicable prospectus supplement. Each global security will be deposited with the securities depositary or its nominee or a custodian for the securities depositary.

        As long as the securities depositary or its nominee is the registered holder of a global security representing securities described in this prospectus, that person will be considered the sole owner and holder of the global security and the securities it represents for all purposes. Except in limited circumstances, owners of beneficial interests in a global security:

  •
  may not have the global security or any securities it represents registered in their names;

  •
  may not receive or be entitled to receive physical delivery of certificated securities in exchange for the global security; and

  •
  will not be considered the owners or holders of the global security or any securities it represents for any purposes under the applicable securities or the related mortgage or indenture.

        Duke Energy Carolinas will make all payments of principal and any premium and interest on a global security to the securities depositary or its nominee as the holder of the global security. The laws of some jurisdictions require that certain purchasers of securities take physical delivery of securities in definitive form. These laws may impair the ability to transfer beneficial interests in a global security.

        Ownership of beneficial interests in a global security will be limited to institutions having accounts with the securities depositary or its nominee, which are called "participants" in this discussion, and to persons that hold beneficial interests through participants. When a global security representing securities described in this prospectus is issued, the securities depositary will credit on its book entry, registration and transfer system the principal amounts of securities the global security represents to the accounts of its participants. Ownership of beneficial interests in a global security will be shown only on, and the transfer of those ownership interests will be effected only through, records maintained by:

  •
  the securities depositary, with respect to participants' interests; and

  •
  any participant, with respect to interests the participant holds on behalf of other persons.

        Payments participants make to owners of beneficial interests held through those participants will be the responsibility of those participants. The securities depositary may from time to time adopt various policies and procedures governing payments, transfers, exchanges and other matters relating to beneficial interests in a global security. None of the following will have any responsibility or liability for any aspect of the securities depositary's or any participant's records relating to beneficial interests in a global security representing securities described in this prospectus, for payments made on account of those beneficial interests or for maintaining, supervising or reviewing any records relating to those beneficial interests:

  •
  Duke Energy Carolinas;

  •
  the applicable trustee; or

  •
  an agent of either of them.

 PLAN OF DISTRIBUTION

        We may sell securities to one or more underwriters or dealers for public offering and sale by them, or we may sell the securities to investors directly or through agents. The prospectus supplement relating to the securities being offered will set forth the terms of the offering and the method of distribution and will identify any firms acting as underwriters, dealers or agents in connection with the offering, including:

  •
  the name or names of any underwriters;

  •
  the purchase price of the securities and the proceeds to us from the sale;

  •
  any underwriting discounts and other items constituting underwriters' compensation;

  •
  any public offering price;

  •
  any discounts or concessions allowed or reallowed or paid to dealers; and

  •
  any securities exchange or market on which the securities may be listed.

        Only those underwriters identified in the prospectus supplement are deemed to be underwriters in connection with the securities offered in the prospectus supplement.

        We may distribute the securities from time to time in one or more transactions at a fixed price or prices, which may be changed, or at prices determined as the prospectus supplement specifies. We may sell securities through forward contracts or similar arrangements. In connection with the sale of securities, underwriters, dealers or agents may be deemed to have received compensation from us in the form of underwriting discounts or commissions and also may receive commissions from securities purchasers for whom they may act as agent. Underwriters may sell the securities to or through dealers, and such dealers may receive compensation in the form of discounts, concessions or commissions from the underwriters or commissions from the purchasers for whom they may act as agent.

        We may sell the securities directly or through agents we designate from time to time. Any agent involved in the offer or sale of the securities covered by this prospectus will be named in a prospectus supplement relating to such securities. Commissions payable by us to agents will be set forth in a prospectus supplement relating to the securities being offered. Unless otherwise indicated in a prospectus supplement, any such agents will be acting on a best-efforts basis for the period of their appointment.

        Some of the underwriters, dealers or agents and some of their affiliates who participate in the securities distribution may engage in other transactions with, and perform other services for, us and our subsidiaries or affiliates in the ordinary course of business.

        Any underwriting or other compensation which we pay to underwriters or agents in connection with the securities offering, and any discounts, concessions or commissions which underwriters allow to dealers, will be set forth in the applicable prospectus supplement. Underwriters, dealers and agents participating in the securities distribution may be deemed to be underwriters, and any discounts and commissions they receive and any profit they realize on the resale of the securities may be deemed to be underwriting discounts and commissions under the Securities Act of 1933, as amended. Underwriters, and their controlling persons, and agents may be entitled, under agreements we enter into with them, to indemnification against certain civil liabilities, including liabilities under the Securities Act of 1933, as amended.

 EXPERTS

        The consolidated financial statements incorporated in this prospectus by reference from Duke Energy Carolinas, LLC's Annual Report on Form 10-K have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report, which is incorporated herein by reference. Such consolidated financial statements have been so incorporated in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

VALIDITY OF THE SECURITIES

        Robert T. Lucas III, Esq., who is Deputy General Counsel of Duke Energy Business Services, LLC, the service company affiliate of Duke Energy Carolinas, and/or counsel named in the applicable prospectus supplement, will issue an opinion about the validity of the securities we are offering in the applicable prospectus supplement. Counsel named in the applicable prospectus supplement will pass upon certain legal matters on behalf of any underwriters.

WHERE YOU CAN FIND MORE INFORMATION

        We are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and, in accordance therewith, file annual, quarterly and current reports and other information with the Securities and Exchange Commission, or the SEC. Such reports and other information can be inspected and copied at the SEC's Public Reference Room at 100 F Street, N.E., Room 1580, Washington, D.C. 20549. You may also obtain copies of these documents at prescribed rates from the Public Reference Section of the SEC at its Washington, D.C. address. Please call the SEC at 1-800-SEC-0330 for further information. Our filings with the SEC, as well as additional information about us, are also available to the public through Duke Energy's website at http://www.duke-energy.com and are made available as soon as reasonably practicable after such material is filed with or furnished to the SEC. The information on our website is not a part of this prospectus. Our filings are also available to the public through the SEC website at http://www.sec.gov.

        The SEC allows us to "incorporate by reference" into this prospectus the information we file with it, which means that we can disclose important information to you by referring you to those documents. The information incorporated by reference is considered to be a part of this prospectus, and information that we file later with the SEC will automatically update and supersede this information. This prospectus incorporates by reference the documents incorporated in the prospectus at the time the registration statement became effective and all later documents filed with the SEC, in all cases as updated and superseded by later filings with the SEC. We incorporate by reference the documents listed below and any future documents filed by Duke Energy Carolinas, LLC made with the SEC under Section 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934, as amended, until the offering is completed.

  •
  Annual Report on Form 10-K for the year ended December 31, 2015;

  •
  Quarterly Reports on Form 10-Q for the quarterly periods ended March 31, 2016, and June 30, 2016; and

  •
  Current Reports on Form 8-K filed on March 11, 2016, and June 10, 2016.

        We, our parent company, Duke Energy Corporation, and certain of its other subsidiaries separately filed the combined Annual Report on Form 10-K and Quarterly Reports on Form 10-Q listed above. We do not intend to incorporate by reference into this prospectus the information relating to Duke Energy Corporation and its subsidiaries (other than Duke Energy Carolinas, LLC and its consolidated subsidiaries), and we make no representation as to the information relating to Duke Energy Corporation and its subsidiaries (other than Duke Energy Carolinas, LLC and its consolidated subsidiaries) contained in such combined reports.

        We will provide you without charge a copy of these filings, other than any exhibits unless the exhibits are specifically incorporated by reference into this prospectus. You may request a copy by writing us at the following address or telephoning one of the following numbers:

Investor Relations Department
Duke Energy Carolinas, LLC
P.O. Box 1005
Charlotte, North Carolina 28201
(704) 382-3853 or (800) 488-3853 (toll-free)

        You should rely only on the information contained or incorporated by reference in this prospectus. We have not authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. We are not making an offer to sell the securities described in this prospectus in any state where the offer or sale is not permitted. You should assume that the information contained in the prospectus is accurate only as of its date. Our business, financial condition, results of operations and prospects may have changed since that date.

Prospectus

        Duke Energy Florida, LLC

First Mortgage Bonds
Debt Securities

        From time to time, we may offer the securities described in the prospectus separately or together in any combination, in one or more classes or series, in amounts, at prices and on terms that we will determine at the time of the offering.

        We will provide specific terms of these offerings and securities in supplements to this prospectus. You should read carefully this prospectus, the information incorporated by reference in this prospectus and any prospectus supplement before you invest. This prospectus may not be used to offer or sell any securities unless accompanied by a prospectus supplement.

        Investing in our securities involves risks. You should carefully consider the information in the section entitled "Risk Factors" contained in our periodic reports filed with the Securities and Exchange Commission and incorporated by reference into this prospectus before you invest in any of our securities.

        We may offer and sell the securities directly, through agents we select from time to time or to or through underwriters or dealers we select. If we use any agents, underwriters or dealers to sell the securities, we will name them and describe their compensation in a prospectus supplement. The price to the public of those securities and the net proceeds we expect to receive from that sale will also be set forth in a prospectus supplement.

        Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the adequacy or accuracy of this prospectus. Any representation to the contrary is a criminal offense.

The date of this prospectus is September 23, 2016.

Prospectus

REFERENCES TO ADDITIONAL INFORMATION

        This prospectus incorporates important business and financial information about us from other documents that are not included in or delivered with this prospectus. This information is available for you to review at the Securities and Exchange Commission's, or SEC's, public reference room located at 100 F Street, N.E., Room 1580, Washington, DC 20549, and through the SEC's website, www.sec.gov. You can also obtain those documents incorporated by reference in this prospectus by requesting them in writing or by telephone from the company at the following address and telephone number:

Investor Relations Department
Duke Energy Florida, LLC
P.O. Box 1005
Charlotte, North Carolina 28201
(704) 382-3853 or (800) 488-3853 (toll free)

See "Where You Can Find More Information" in this prospectus.

ABOUT THIS PROSPECTUS

        This prospectus is part of a registration statement that Duke Energy Florida filed with the SEC utilizing a "shelf" registration process. Under the shelf registration process, we are registering an unspecified amount of First Mortgage Bonds and Debt Securities, and may issue any of such securities in one or more offerings.

        This prospectus provides general descriptions of the securities Duke Energy Florida may offer. Each time securities are sold, a prospectus supplement will provide specific information about the terms of that offering. The prospectus supplement may also add, update or change information contained in this prospectus. The registration statement filed with the SEC includes exhibits that provide more details about the matters discussed in this prospectus. You should read this prospectus, the related exhibits filed with the SEC and any prospectus supplement, together with the additional information described under the caption "Where You Can Find More Information."

        Unless we have indicated otherwise, or the context otherwise requires, references in this prospectus to "Duke Energy Florida," "we," "us" and "our" or similar terms are to Duke Energy Florida, LLC and its subsidiaries.

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 FORWARD-LOOKING STATEMENTS

        This prospectus and the information incorporated by reference in this prospectus include forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are based on our management's beliefs and assumptions and can often be identified by terms and phrases that include "anticipate," "believe," "intend," "estimate," "expect," "continue," "should," "could," "may," "plan," "project," "predict," "will," "potential," "forecast," "target," "guidance," "outlook," or other similar terminology. Various factors may cause actual results to be materially different than the suggested outcomes within forward-looking statements; accordingly, there is no assurance that such results will be realized.

        In light of these risks, uncertainties and assumptions, the events described in the forward-looking statements included or incorporated by reference in this prospectus might not occur or might occur to a different extent or at a different time than described. Forward-looking statements speak only as of the date they are made and we expressly disclaim an obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

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THE COMPANY

        Duke Energy Florida, an indirect wholly owned subsidiary of Duke Energy Corporation, generates, transmits, distributes and sells electricity in portions of Florida. Our service territory covers approximately 13,000 square miles. We provide electric service, to approximately 1.7 million residential, commercial and industrial customers. As of December 31, 2015, our asset portfolio included approximately 9,101 megawatts of owned generation capacity, 42,400 miles of distribution lines and 5,200 miles of transmission lines.

        We are a Florida limited liability company. The address of our principal executive offices is 299 First Avenue North, St. Petersburg, Florida 33701. Our telephone number is (704) 382-3853.

        The foregoing information about Duke Energy Florida is only a general summary and is not intended to be comprehensive. For additional information about Duke Energy Florida, you should refer to the information described under the caption "Where You Can Find More Information."

RISK FACTORS

        Investing in our securities involves risks. Before purchasing any securities we offer, you should carefully consider the risk factors in our Annual Report on Form 10-K for the year ended December 31, 2015, which has been filed with the SEC and is incorporated by reference in this prospectus, together with all of the other information included in this prospectus and any prospectus supplement and any other information that we have incorporated by reference, including filings made with the SEC subsequent to the date hereof. Any of these risks, as well as other risks and uncertainties, could harm our financial condition, results of operations or cash flows.

USE OF PROCEEDS

        Unless stated otherwise in the applicable prospectus supplement, we intend to use the net proceeds from the sale of any offered securities:

  •
  to redeem or purchase from time to time presently outstanding securities when we anticipate those transactions will result in an overall cost savings;

  •
  to repay maturing securities;

  •
  to finance our ongoing construction program; or

  •
  for general company purposes.

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 RATIO OF EARNINGS TO FIXED CHARGES

        The ratios of earnings to fixed charges have been calculated using the Securities and Exchange Commission guidelines.

	Six Months Ended June 30, 2016	Years Ended December 31,
		2015	2014	2013	2012	2011
	(dollars in millions)
Earnings as defined for fixed charges calculation
Add:
Pretax income from continuing operations	$451	$943	$898	$538	$413	$494
Fixed charges	99	284	294	285	309	275
Total earnings	$550	$1,227	$1,192	$823	$722	$769

Fixed charges:
Interest on debt, including capitalized portions	$91	$248	$252	$249	$274	$253
Estimate of interest within rental expense	8	36	42	36	35	22

Total fixed charges	$99	$284	$294	$285	$309	$275

Ratio of earnings to fixed charges	5.6	4.3	4.1	2.9	2.3	2.8

DESCRIPTION OF FIRST MORTGAGE BONDS

General

        We will issue First Mortgage Bonds in one or more series under an Indenture, dated as of January 1, 1944, with The Bank of New York Mellon, as successor trustee (the "Mortgage Trustee"), as supplemented by supplemental indentures, including one or more supplemental indentures relating to the First Mortgage Bonds.

        In the following discussion, we will refer to the Indenture and all supplements to the Indenture together as the "Mortgage." We will refer to all of our First Mortgage Bonds, including those already issued and those to be issued in the future, as "First Mortgage Bonds."

        The information we are providing you in this prospectus concerning the First Mortgage Bonds and the Mortgage is only a summary of the information provided in those documents and the information is qualified in its entirety by reference to the provisions of the Mortgage. You should consult the First Mortgage Bonds themselves, the Mortgage and other documents for more complete information on the First Mortgage Bonds or any particular series thereof. These documents appear as exhibits to the registration statement of which this prospectus is a part, or are incorporated by reference as exhibits to such registration statement, or will appear as exhibits to other documents that we will file with the SEC, which will be incorporated by reference into this prospectus. The Mortgage has been qualified under the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act") and you should refer to the Trust Indenture Act for the provisions that apply to the First Mortgage Bonds. In the summary below, we have included references to applicable section numbers of the Mortgage so that you can more easily locate the relevant provisions.

Provisions of a Particular Series

        The First Mortgage Bonds may from time to time, be issued in one or more series. You should consult the prospectus supplement or any free writing prospectus relating to any particular issue of the First Mortgage Bonds for the following information:

  •
  the designation, series and aggregate principal amount of the First Mortgage Bonds;

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  •
  the percentage of the principal amount for which we will issue and sell the First Mortgage Bonds;

  •
  the date of maturity for the First Mortgage Bonds;

  •
  the rate at which the First Mortgage Bonds will bear interest or the method of determining that rate;

  •
  the dates on which interest is payable;

  •
  the denominations in which we will authorize the First Mortgage Bonds to be issued, if other than $1,000 or integral multiples of $1,000;

  •
  whether we will offer the First Mortgage Bonds in the form of global bonds and, if so, the name of the depositary for any global bonds;

  •
  the terms applicable to any rights to convert First Mortgage Bonds into or exchange them for other of our securities or those of any other entity;

  •
  redemption terms and sinking fund provisions, if any; and

  •
  any other specific terms that do not conflict with the Mortgage.

For more information, see Section 2.01 of the Mortgage.

        No series of the First Mortgage Bonds will be limited in aggregate principal amount except as provided in the Mortgage. Unless the applicable prospectus supplement states otherwise, the covenants contained in the Mortgage will not afford holders of the First Mortgage Bonds protection in the event of a change of control or highly leveraged transaction.

Form and Exchanges

        Unless otherwise specified in the applicable prospectus supplement, we expect to issue the First Mortgage Bonds as fully registered bonds without coupons in denominations of $1,000 or any integral multiple of $1,000. Holders may exchange them, free of charge, for a like aggregate principal amount of other First Mortgage Bonds of different authorized denominations of the same series. Holders may also transfer the First Mortgage Bonds free of charge except for any stamp taxes or other governmental charges that may apply. The First Mortgage Bonds may be presented for transfer or exchange at the corporate trust office of the Trustee in New York, New York. For more information, see Sections 2.01 and 2.03 of the Mortgage.

Interest and Payment

        The prospectus supplement for any First Mortgage Bonds will state the interest rate, the method of determination of the interest rate, and the date on which interest is payable. Unless the prospectus supplement states otherwise, principal and interest on First Mortgage Bonds held in (i) definitive or certificated form will be paid at the corporate trust office of the Mortgage Trustee in New York, New York, and (ii) global form will be paid as set forth herein under "Global Securities."

        Pursuant to the Mortgage, we will pay interest, to the extent enforceable under law, on any overdue installment of interest on the First Mortgage Bonds at the highest rate of interest payable on any of the First Mortgage Bonds outstanding under the Mortgage. For more information, see Section 2.01 and Article X of the Mortgage.

Redemption and Purchase of First Mortgage Bonds

        If the First Mortgage Bonds are redeemable, the redemption terms will appear in the prospectus supplement. We may declare redemptions on at least 30 days' notice to the holders of First Mortgage

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Bonds to be redeemed and to the Mortgage Trustee. We have agreed that before the redemption date we will deposit with the Mortgage Trustee a sum of money sufficient to redeem the subject First Mortgage Bonds. Our failure to make this required deposit will constitute a completed default under the Mortgage on the specified redemption date and the First Mortgage Bonds called for redemption shall immediately become due and payable. For more information, see Article VIII of the Mortgage.

        First Mortgage Bonds are redeemable, in whole but not in part, on not more than 90 days' notice to holders, at a redemption price of 100% of the principal amount thereof, together with accrued interest to the date of redemption, in the event that:

  •
  all of our outstanding common stock is acquired by some governmental body or instrumentality and we elect to redeem all First Mortgage Bonds; or

  •
  all or substantially all the mortgaged and pledged property, constituting bondable property as defined in the Mortgage, that is then subject to the Mortgage as a first lien shall be released from the lien of the Mortgage under the provisions thereof, and available moneys held by the Mortgage Trustee, including any moneys deposited by us for the purpose, are sufficient to redeem all the First Mortgage Bonds at the redemption prices (together with accrued interest to the date of redemption) specified therein applicable to the redemption thereof upon the happening of such event.

For more information, see Section 8.08 of the Mortgage.

Maintenance Fund

        The Mortgage provides that the amount expended for property additions (excluding several stated exceptions) will, at the end of each year, equal the minimum provision for depreciation, for each calendar year subsequent to December 31, 1943, and if at the end of any such year we have not expended such required amount, we will, on or before the next succeeding March 31, deposit with the Mortgage Trustee the difference in cash. Certain credits are allowed against cash so required to be deposited. During the three years immediately following a cash deposit with the Mortgage Trustee, we may at any time or from time to time withdraw cash in an amount equal to any available maintenance credit. Cash not so withdrawn shall be applied towards the payment due upon maturity or for the redemption of outstanding First Mortgage Bonds as provided in the Mortgage. For more information, see Sections 5.08 and 1.05 of the Mortgage.

        We must provide the Mortgage Trustee with an annual maintenance certificate with respect to the bondable value of property additions.

        The minimum provision for depreciation means an amount equal to:

  •
  15% of our gross operating revenues, net of the cost of electric energy purchased for resale; less

  •
  an amount equal to the aggregate of the charges to operating expense for maintenance; provided, however,

  •
  that the minimum provision for depreciation for any period shall not exceed the maximum provision for depreciation, as defined, for the period.

        The maximum provision for depreciation shall mean as to each full calendar year, an amount equal to:

  •
  $755,000, plus

  •
  2.25% of the sum of all property additions after January 1, 1944 up to the beginning of the subject calendar year, less

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  •
  2.25% of the aggregate amount of all retirements of bondable property during the period after January 1, 1944 up to the beginning of the subject calendar year.

For periods other than a calendar year, the maximum provision for depreciation shall be based upon the maximum provision for depreciation for the calendar year ended during such period multiplied by the number of calendar months or fractions thereof included in such period and divided by 12.

Ranking and Security

        The First Mortgage Bonds will be secured by the lien of the Mortgage and will rank equally with all bonds outstanding thereunder. In the opinion of our counsel, the Mortgage constitutes a first mortgage lien, subject only to permitted encumbrances and liens, on substantially all of the fixed properties owned by us except miscellaneous properties specifically excepted. In addition, after-acquired property is covered by the lien of the Mortgage, subject to existing liens at the time such property is acquired. For more information, see the Preambles and Section 2.01 of the Mortgage.

Issuance of Additional First Mortgage Bonds

        First Mortgage Bonds may be issued under the Mortgage in a principal amount equal to:

  •
  an amount not exceeding 60% of the bondable value of property additions, which term generally includes all of our tangible property that we are authorized to acquire, own and operate, that has become subject to the Mortgage and which is used in connection with the generation, purchase, transmission, distribution or sale of electricity for light, heat, power or other purposes;

  •
  an additional aggregate principal amount not exceeding the aggregate principal amount of refundable prior lien bonds deposited with the Mortgage Trustee or judicially determined to be invalid;

  •
  an additional aggregate principal amount not exceeding the aggregate principal amount of any outstanding First Mortgage Bonds that have been canceled or delivered for cancellation; and

  •
  an additional aggregate principal amount equal to the amount of cash deposited with the Mortgage Trustee against the issuance of bonds.

For more information, see Sections 4.03 thorough 4.06 of the Mortgage.

        First Mortgage Bonds may be authenticated pursuant to the first and fourth bullet points above (and in certain cases pursuant to the second and third bullet points above) only if net earnings for 12 successive months in the 15 months immediately preceding the first day of the month in which application for additional First Mortgage Bonds is made shall be at least two times the annual interest charges on the First Mortgage Bonds and prior lien bonds outstanding and to be outstanding. For more information, see Sections 4.08 and 1.06 of the Mortgage.

Restriction on Dividends

        Unless otherwise stated in the prospectus supplement, in the case of First Mortgage Bonds issued under this prospectus and any accompanying prospectus supplement, and so long as any First Mortgage Bonds are outstanding, we may only pay cash dividends on our common stock, and make any other distribution to Florida Progress, our common stockholder, out of our net income subsequent to December 31, 1943. For more information, see Section 5.24 of the Mortgage. For purposes of the Mortgage, the terms (i) "dividend" shall be interpreted so as to include distributions and (ii) "common stock" shall be interpreted so as to include membership interests.

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Release and Substitution of Property

        Subject to various limitations, property may be released from the lien of the Mortgage when sold or exchanged, upon the basis of:

  •
  cash deposited with the Mortgage Trustee;

  •
  the principal amount of any purchase money obligations pledged with the Mortgage Trustee;

  •
  the fair value of any property additions certified to the Mortgage Trustee and acquired by us in exchange for the property to be released; or

  •
  if non-bondable property is to be released, the fair value of property and certain securities certified to the Mortgage Trustee and acquired by us in exchange for the property to be released, less the principal amount of certain outstanding prior lien bonds.

For more information, see Section 9.03 of the Mortgage.

        If all or substantially all of the mortgaged and pledged property constituting bondable property which at the time shall be subject to the lien of the Mortgage as a first lien shall be released, whether pursuant to our request or by eminent domain, then we are required to redeem all the First Mortgage Bonds and have agreed to deposit with the Mortgage Trustee sufficient cash for that purpose. Any new property acquired to take the place of any property released shall be subjected to the lien of the Mortgage. For more information, see Sections 8.08(b), 9.03, 9.05 and 9.11 of the Mortgage.

Modification of Mortgage

        The Mortgage may generally be modified with the consent of the holders of not less than 75% in aggregate principal amount of First Mortgage Bonds outstanding which would be affected by the action proposed to be taken, except no such modifications shall:

  •
  extend the maturity of any First Mortgage Bonds, or reduce the interest rate or extend the time of payment thereof, or reduce the principal amount thereof, without the express consent of the holder of each First Mortgage Bond affected;

  •
  reduce the percentage of holders who must consent to the modifications referred to in this section without the consent of the holders of all First Mortgage Bonds outstanding;

  •
  permit the creation of a prior or equal lien on the pledged property; or

  •
  deprive any First Mortgage Bond of the lien of the Mortgage.

For more information, see Section 17.02 of the Mortgage.

Default

        In the event of a completed default, the Mortgage Trustee or the holders of at least 25% of the outstanding First Mortgage Bonds may declare the principal of all outstanding First Mortgage Bonds immediately due and payable. The following are defined as completed defaults in the Mortgage:

  •
  default in the payment of principal of, and premium, if any, on any of the First Mortgage Bonds when due and payable, whether at maturity or by declaration, or otherwise;

  •
  default continued for 60 days in the payment of any interest on any of the First Mortgage Bonds;

  •
  default in the payment of principal or interest upon any outstanding prior lien bonds continued beyond any applicable grace period;

  •
  certain acts of bankruptcy, insolvency or reorganization; and

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  •
  default continued for 60 days after written notice to us by the Mortgage Trustee (or to us and the Mortgage Trustee by the holders of at least 25% in principal amount of the then outstanding First Mortgage Bonds) in the observance or performance of any other covenant, agreement or condition contained in the Mortgage or in any of the First Mortgage Bonds.

For more information, see Section 10.01 of the Mortgage.

        If all defaults have been cured, however, the holders of not less than a majority in aggregate principal amount of the First Mortgage Bonds then outstanding may rescind and annul the declaration and its consequences. If the Mortgage Trustee in good faith determines it to be in the interest of the holders of the First Mortgage Bonds, it may withhold notice of default, except in payment of principal, premium, if any, interest or sinking fund payments, if any, for retirement of First Mortgage Bonds. We are required by the Mortgage to report annually to the Mortgage Trustee as to the absence of default and compliance with the provisions of the Mortgage. For more information, see Sections 10.01, 10.02 and 5.23 of the Mortgage.

        The holders of not less than a majority in principal amount of the First Mortgage Bonds outstanding have the right to direct the time, method and place of conducting any proceedings for any remedy available to, or conferred by the Mortgage upon, the Mortgage Trustee; provided, however, that the Mortgage Trustee may, if it determines in good faith that such direction would involve the Mortgage Trustee in personal liability or be unjustly prejudicial to the rights of the non-assenting bondholders, decline to follow such direction. For more information, see Section 10.06 of the Mortgage.

Satisfaction and Discharge of the Mortgage

        Upon our request, all mortgaged property shall be reconveyed to us, the Mortgage shall be satisfied and discharged, and the lien of the Mortgage released, when:

  •
  we deliver to the Mortgage Trustee for cancellation all First Mortgage Bonds and coupons previously authenticated and not previously cancelled; or;

  •
  all First Mortgage Bonds not previously cancelled or delivered to the Mortgage Trustee for cancellation shall be due and payable within one year, or are to be called for redemption within one year under arrangements satisfactory to the Mortgage Trustee for the giving of notice of redemption, and we have deposited with the Mortgage Trustee cash sufficient to pay at maturity or upon redemption of all of such bonds; and

  •
  we have paid or caused to be paid all other sums payable under the Mortgage.

Evidence to Be Furnished to the Mortgage Trustee Under the Mortgage

        Upon any request or application by us to the Mortgage Trustee to take action that is dependent upon our compliance with conditions precedent (including covenant compliance) under the Mortgage, we shall provide to the Mortgage Trustee certificates and opinions required under the Mortgage with respect to compliance with such conditions precedent.

        We may demonstrate compliance with Mortgage provisions regarding certificates and opinions by providing written statements to the Mortgage Trustee from our officers or experts we select. For instance, we may select an engineer or appraiser to provide a written statement regarding the value of property being certified or released, or an accountant regarding net earnings, or counsel regarding property titles and compliance with the Mortgage generally. In certain significant matters, applicable law requires that an accountant or engineer must be independent. For more information, see Section 314(d) of the Trust Indenture Act. We must file certificates and other papers each year and whenever certain events occur. Additionally, we must provide evidence from time to time demonstrating our compliance with the conditions and covenants under the Mortgage.

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Relationship With the Mortgage Trustee

        In the normal course of business, the Mortgage Trustee or its affiliates may, from time to time, provide certain commercial banking, investment banking, and securities underwriting services to us and our affiliates. The Mortgage Trustee's affiliate currently serves as Debt Securities Trustee under our Debt Securities Indenture described below.

DESCRIPTION OF DEBT SECURITIES

General

        The Debt Securities offered by this prospectus will be our direct unsecured general obligations. This prospectus describes certain general terms of the Debt Securities offered through this prospectus. When we offer to sell a particular series of Debt Securities, we will describe the specific terms of that series in a prospectus supplement. The Debt Securities will be issued under the Indenture (for Debt Securities), dated as of December 7, 2005, between us and The Bank of New York Mellon Trust Company, National Association, as successor trustee, or one or more additional indentures for Debt Securities between us and a trustee elected by us. The Indenture (for Debt Securities) is incorporated by reference into the registration statement of which this prospectus is a part. The form of any additional indenture, between us and a trustee which we will name, under which we may issue Debt Securities is filed as an exhibit to the registration statement. In this prospectus we refer to each of the Indenture (for Debt Securities) and the form of indenture for Debt Securities, as applicable, as the "Debt Securities Indenture." We refer to the trustee under any Debt Securities Indenture as the "Debt Securities Trustee."

        The prospectus supplement applicable to a particular series of Debt Securities may state that a particular series of Debt Securities will be our subordinated obligations. The form of Debt Securities Indenture referred to above includes optional provisions (designated by brackets ("[            ]")) that we would expect to appear in a separate indenture for subordinated debt securities in the event we issue subordinated debt securities. In the following discussion, we refer to any subordinated obligations as the "Subordinated Debt Securities." Unless the applicable prospectus supplement provides otherwise, we will use a separate Debt Securities Indenture for any Subordinated Debt Securities that we may issue. The Indenture (For Debt Securities) dated as of December 7, 2005 has been, and any future Debt Securities Indenture will be, qualified under the Trust Indenture Act and you should refer to the Trust Indenture Act for the provisions that apply to the Debt Securities.

        We have summarized selected provisions of the Debt Securities Indenture below. Each Debt Securities Indenture will be independent of any other Debt Securities Indenture unless otherwise stated in a prospectus supplement. The summary that follows is not complete and the summary is qualified in its entirety by reference to the provisions of the applicable Debt Securities Indenture. You should consult the applicable Debt Securities, Debt Securities Indenture, any supplemental indentures, officers' certificates and other related documents for more complete information on the Debt Securities. These documents appear as exhibits to, or are incorporated by reference into, the registration statement of which this prospectus is a part, or will appear as exhibits to other documents that we will file with the SEC, which will be incorporated by reference into this prospectus. In the summary below, we have included references to applicable section numbers of the Debt Securities Indenture so that you can easily locate these provisions.

Ranking

        Our Debt Securities that are not designated Subordinated Debt Securities will be effectively subordinated to all of our currently outstanding and future First Mortgage Bonds to the extent of the value of the collateral securing such First Mortgage Bonds. The First Mortgage Bond holders have a first lien on substantially all of our assets. Our Debt Securities that are designated Subordinated Debt

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Securities will be subordinate to all of our currently outstanding and future First Mortgage Bonds and Debt Securities that are not designated Subordinated Debt Securities. The Indenture (For Debt Securities) does not limit the amount of First Mortgage Bonds that we may issue.

Provisions of a Particular Series

        The Debt Securities may from time to time be issued in one or more series. You should consult the prospectus supplement relating to any particular series of Debt Securities for the following information:

  •
  the title of the Debt Securities;

  •
  any limit on aggregate principal amount of the Debt Securities or the series of which they are a part;

  •
  the date(s), or method for determining the date(s), on which the principal of the Debt Securities will be payable;

  •
  the rate, including the method of determination if applicable, at which the Debt Securities will bear interest, if any, and

  •
  the date from which any interest will accrue;

  •
  the dates on which we will pay interest;

  •
  our ability to defer interest payments and any related restrictions during any interest deferral period; and

  •
  the record date for any interest payable on any interest payment date;

  •
  the place where

  •
  the principal of, premium, if any, and interest on the Debt Securities will be payable;

  •
  you may register transfer of the Debt Securities;

  •
  you may exchange the Debt Securities; and

  •
  you may serve notices and demands upon us regarding the Debt Securities;

  •
  the security registrar for the Debt Securities and whether the principal of the Debt Securities is payable without presentment or surrender of them;

  •
  the terms and conditions upon which we may elect to redeem any Debt Securities, including any replacement capital or similar covenants limiting our ability to redeem any Subordinated Debt Securities;

  •
  the denominations in which we may issue Debt Securities, if other than $1,000 and integral multiples of $1,000;

  •
  the terms and conditions upon which the Debt Securities must be redeemed or purchased due to our obligations pursuant to any sinking fund or other mandatory redemption or tender provisions, or at the holder's option, including any applicable exceptions to notice requirements;

  •
  the currency, if other than United States currency, in which payments on the Debt Securities will be payable;

  •
  the terms according to which elections can be made by us or the holder regarding payments on the Debt Securities in currency other than the currency in which the Debt Securities are stated to be payable;

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  •
  if payments are to be made on the Debt Securities in securities or other property, the type and amount of the securities and other property or the method by which the amount shall be determined;

  •
  the manner in which we will determine any amounts payable on the Debt Securities that are to be determined with reference to an index or other fact or event ascertainable outside the applicable indenture;

  •
  if other than the entire principal amount, the portion of the principal amount of the Debt Securities payable upon declaration of acceleration of their maturity;

  •
  any addition to the events of default applicable to any Debt Securities and any additions to our covenants for the benefit of the holders of the Debt Securities;

  •
  the terms applicable to any rights to convert Debt Securities into or exchange them for other of our securities or those of any other entity;

  •
  whether we are issuing Debt Securities as global securities, and if so,

  •
  any limitations on transfer or exchange rights or the right to obtain the registration of transfer;

  •
  any limitations on the right to obtain definitive certificates for the Debt Securities; and

  •
  any other matters incidental to the Debt Securities;

  •
  whether we are issuing the Debt Securities as bearer securities;

  •
  any limitations on transfer or exchange of Debt Securities or the right to obtain registration of their transfer, and the terms and amount of any service charge required for registration of transfer or exchange;

  •
  any exceptions to the provisions governing payments due on legal holidays, or any variations in the definition of business day with respect to the Debt Securities;

  •
  any collateral security, assurance, guarantee or other credit enhancement applicable to the Debt Securities; and

  •
  any other terms of the Debt Securities not in conflict with the provisions of the applicable Debt Securities Indenture.

For more information, see Section 301 of the applicable Debt Securities Indenture.

        Debt Securities may be sold at a substantial discount below their principal amount. You should consult the applicable prospectus supplement for a description of certain special United States federal income tax considerations that may apply to Debt Securities sold at an original issue discount or denominated in a currency other than dollars.

        Unless the applicable prospectus supplement states otherwise, the covenants contained in the applicable indenture will not afford holders of Debt Securities protection in the event we have a change in control or are involved in a highly-leveraged transaction.

Subordination

        The applicable prospectus supplement may provide that a series of Debt Securities will be Subordinated Debt Securities, subordinate and junior in right of payment to all of our Senior Indebtedness, as defined below. If so, we will issue these securities under a separate Debt Securities Indenture for Subordinated Debt Securities. For more information, see Article XV of the form of Debt Securities Indenture.

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        Unless the applicable prospectus supplement states otherwise, no payment of principal of, including redemption and sinking fund payments, or any premium or interest on, the Subordinated Debt Securities may be made if:

  •
  there occur certain acts of bankruptcy, insolvency, liquidation, dissolution or other winding up of our company;

  •
  any Senior Indebtedness is not paid when due;

  •
  any applicable grace period with respect to other defaults with respect to any Senior Indebtedness has ended, the default has not been cured or waived and the maturity of such Senior Indebtedness has been accelerated because of the default; or

  •
  the maturity of the Subordinated Debt Securities of any series has been accelerated because of a default and Senior Indebtedness is then outstanding.

        Upon any distribution of our assets to creditors upon any dissolution, winding-up, liquidation or reorganization, whether voluntary or involuntary or in bankruptcy, insolvency, receivership or other proceedings, all principal of, and any premium and interest due or to become due on, all outstanding Senior Indebtedness must be paid in full before the holders of the Subordinated Debt Securities are entitled to payment. For more information, see Section 1502 of the applicable Debt Securities Indenture. The rights of the holders of the Subordinated Debt Securities will be subrogated to the rights of the holders of Senior Indebtedness to receive payments or distributions applicable to Senior Indebtedness until all amounts owing on the Subordinated Debt Securities are paid in full. For more information, see Section 1504 of the applicable Debt Securities Indenture.

        Unless the applicable prospectus supplement states otherwise, the term "Senior Indebtedness" means:

  •
  all obligations (other than non-recourse obligations and the indebtedness issued under the Subordinated Debt Securities Indenture) of, or guaranteed or assumed by, us:

  •
  for borrowed money (including both senior and subordinated indebtedness for borrowed money, but excluding the Subordinated Debt Securities);

  •
  for the payment of money relating to any lease that is capitalized on our consolidated balance sheet in accordance with generally accepted accounting principles; or

  •
  indebtedness evidenced by bonds, debentures, notes or other similar instruments.

        In the case of any such indebtedness or obligations, Senior Indebtedness includes amendments, renewals, extensions, modifications and refundings, whether existing as of the date of the Subordinated Debt Securities Indenture or subsequently incurred by us.

        The Subordinated Debt Securities Indenture does not limit the aggregate amount of Senior Indebtedness that we may issue.

Form, Exchange and Transfer

        Unless the applicable prospectus supplement states otherwise, we will issue Debt Securities only in fully registered form without coupons and in denominations of $1,000 and integral multiples of that amount. For more information, see Sections 201 and 302 of the applicable Debt Securities Indenture.

        Holders may present Debt Securities for exchange or for registration of transfer, duly endorsed or accompanied by a duly executed instrument of transfer, at the office of the security registrar or at the office of any transfer agent we may designate. Exchanges and transfers are subject to the terms of the applicable indenture and applicable limitations for global securities. We may designate ourselves the security registrar.

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        No charge will be made for any registration of transfer or exchange of Debt Securities, but we may require payment of a sum sufficient to cover any tax or other governmental charge that the holder must pay in connection with the transaction. Any transfer or exchange will become effective upon the security registrar or transfer agent, as the case may be, being satisfied with the documents of title and identity of the person making the request. For more information, see Section 305 of the applicable Debt Securities Indenture.

        The applicable prospectus supplement will state the name of any transfer agent, in addition to the security registrar initially designated by us, for any Debt Securities. We may at any time designate additional transfer agents or withdraw the designation of any transfer agent or make a change in the office through which any transfer agent acts. We must, however, maintain a transfer agent in each place of payment for the Debt Securities of each series. For more information, see Section 602 of the applicable Debt Securities Indenture.

        We will not be required to:

  •
  issue, register the transfer of, or exchange any Debt Securities or any tranche of any Debt Securities during a period beginning at the opening of business 15 days before the day of mailing of a notice of redemption of any Debt Securities called for redemption and ending at the close of business on the day of mailing; or

  •
  register the transfer of, or exchange any Debt Securities selected for redemption except the unredeemed portion of any Debt Securities being partially redeemed.

For more information, see Section 305 of the applicable Debt Securities Indenture.

Payment and Paying Agents

        Unless the applicable prospectus supplement states otherwise, we will pay interest on a Debt Security on any interest payment date to the person in whose name the Debt Security is registered at the close of business on the regular record date for the interest payment. For more information, see Section 307 of the applicable Debt Securities Indenture.

        Unless the applicable prospectus supplement provides otherwise, we will pay principal and any premium and interest on Debt Securities at the office of the paying agent whom we will designate for this purpose. Unless the applicable prospectus supplement states otherwise, the corporate trust office of the Debt Securities Trustee in New York City will be designated as our sole paying agent for payments with respect to Debt Securities of each series. Any other paying agents initially designated by us for the Debt Securities of a particular series will be named in the applicable prospectus supplement. We may at any time add or delete paying agents or change the office through which any paying agent acts. We must, however, maintain a paying agent in each place of payment for the Debt Securities of a particular series. For more information, see Section 602 of the applicable Debt Securities Indenture.

        All money we pay to a paying agent for the payment of the principal and any premium or interest on any Debt Security that remains unclaimed at the end of two years after payment is due will be repaid to us. After that date, the holder of that Debt Security shall be deemed an unsecured general creditor and may look only to us for these payments. For more information, see Section 603 of the applicable Debt Securities Indenture.

Redemption

        You should consult the applicable prospectus supplement for any terms regarding optional or mandatory redemption of Debt Securities. Except for any provisions in the applicable prospectus supplement regarding Debt Securities redeemable at the holder's option, Debt Securities may be redeemed only upon notice by mail not less than 30 nor more than 60 days prior to the redemption

12

date. Further, if less than all of the Debt Securities of a series, or any tranche of a series, are to be redeemed, the Debt Securities to be redeemed will be selected by the method provided for the particular series. In the absence of a selection provision, the Debt Securities Trustee will select a fair and appropriate method of selection. For more information, see Sections 403 and 404 of the applicable Debt Securities Indenture.

        A notice of redemption we provide may state:

  •
  that redemption is conditioned upon receipt by the paying agent on or before the redemption date of money sufficient to pay the principal of and any premium and interest on the Debt Securities; and

  •
  that if the money has not been received, the notice will be ineffective and we will not be required to redeem the Debt Securities.

For more information, see Section 404 of the applicable Debt Securities Indenture.

Consolidation, Merger and Sale of Assets

        We may not consolidate with or merge into any other person, nor may we transfer or lease substantially all of our assets and property to any person, unless:

  •
  the corporation formed by the consolidation or into which we are merged, or the person that acquires by conveyance or transfer, or that leases, substantially all of our property and assets:

  •
  is organized and validly existing under the laws of any domestic jurisdiction; and

  •
  expressly assumes by supplemental indenture our obligations on the Debt Securities and under the applicable indentures;

  •
  immediately after giving effect to the transaction, no event of default, and no event that would become an event of default, has occurred and is continuing; and

  •
  we have delivered to the Debt Securities Trustee an officer's certificate and opinion of counsel as provided in the applicable indentures.

For more information, see Section 1101 of the applicable Debt Securities Indenture.

Events of Default

        Unless the applicable prospectus supplement states otherwise, "event of default" under the applicable indenture with respect to Debt Securities of any series means any of the following:

  •
  failure to pay any interest due on any Debt Security of that series within 30 days;

  •
  failure to pay principal or premium, if any, when due on any Debt Security of that series;

  •
  failure to make any required sinking fund payment on any Debt Securities of that series;

  •
  breach of or failure to perform any other covenant or warranty in the applicable indenture with respect to Debt Securities of that series for 60 days (subject to extension under certain circumstances for another 120 days) after we receive notice from the Debt Securities Trustee, or we and the Debt Securities Trustee receive notice from the holders of at least 33% in principal amount of the Debt Securities of that series outstanding under the applicable indenture according to the provisions of the applicable indenture;

  •
  certain events of bankruptcy, insolvency or reorganization; and

  •
  any other event of default set forth in the applicable prospectus supplement.

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For more information, see Section 801 of the applicable Debt Securities Indenture.

        An event of default with respect to a particular series of Debt Securities does not necessarily constitute an event of default with respect to the Debt Securities of any other series issued under the applicable indenture.

        If an event of default with respect to a particular series of Debt Securities occurs and is continuing, either the Debt Securities Trustee or the holders of at least 33% in principal amount of the outstanding Debt Securities of that series may declare the principal amount of all of the Debt Securities of that series to be due and payable immediately. If the Debt Securities of that series are discount securities or similar Debt Securities, only the portion of the principal amount as specified in the applicable prospectus supplement may be immediately due and payable. If an event of default occurs and is continuing with respect to all series of Debt Securities issued under a Debt Securities Indenture, including all events of default relating to bankruptcy, insolvency or reorganization, the Debt Securities Trustee or the holders of at least 33% in principal amount of the outstanding Debt Securities of all series issued under that Debt Securities Indenture, considered together, may declare an acceleration of the principal amount of all series of Debt Securities issued under that Debt Securities Indenture. There is no automatic acceleration, even in the event of our bankruptcy or insolvency.

        The applicable prospectus supplement may provide, with respect to a series of Debt Securities to which a credit enhancement is applicable, that the provider of the credit enhancement may, if a default has occurred and is continuing with respect to the series, have all or any part of the rights with respect to remedies that would otherwise have been exercisable by the holder of that series.

        At any time after a declaration of acceleration with respect to the Debt Securities of a particular series, and before a judgment or decree for payment of the money due has been obtained, the event of default giving rise to the declaration of acceleration will, without further action, be deemed to have been waived, and the declaration and its consequences will be deemed to have been rescinded and annulled, if:

  •
  we have paid or deposited with the Debt Securities Trustee a sum sufficient to pay:

  •
  all overdue interest on all Debt Securities of the particular series;

  •
  the principal of and any premium on any Debt Securities of that series that have become due otherwise than by the declaration of acceleration and any interest at the rate prescribed in the Debt Securities;

  •
  interest upon overdue interest at the rate prescribed in the Debt Securities, to the extent payment is lawful; and

  •
  all amounts due to the Debt Securities Trustee under the applicable indenture; and

  •
  any other event of default with respect to the Debt Securities of the particular series, other than the failure to pay the principal of the Debt Securities of that series that has become due solely by the declaration of acceleration, has been cured or waived as provided in the applicable indenture.

For more information, see Section 802 of the applicable Debt Securities Indenture.

        The applicable Debt Securities Indenture includes provisions as to the duties of the Debt Securities Trustee in case an event of default occurs and is continuing. Consistent with these provisions, the Debt Securities Trustee will be under no obligation to exercise any of its rights or powers at the request or direction of any of the holders unless those holders have offered to the Debt Securities Trustee reasonable indemnity against the costs, expenses and liabilities that may be incurred by it in compliance with such request or direction. For more information, see Section 903 of the applicable Debt Securities Indenture. Subject to these provisions for indemnification, the holders of a majority in

14

principal amount of the outstanding Debt Securities of any series may direct the time, method and place of conducting any proceeding for any remedy available to the Debt Securities Trustee, or exercising any trust or power conferred on the Debt Securities Trustee, with respect to the Debt Securities of that series. For more information, see Section 812 of the applicable Debt Securities Indenture.

        No holder of Debt Securities may institute any proceeding regarding the applicable indenture, or for the appointment of a receiver or a trustee, or for any other remedy under the applicable indenture unless:

  •
  the holder has previously given to the Debt Securities Trustee written notice of a continuing event of default of that particular series;

  •
  the holders of a majority in principal amount of the outstanding Debt Securities of all series with respect to which an event of default is continuing have made a written request to the Debt Securities Trustee, and have offered reasonable indemnity to the Debt Securities Trustee, to institute the proceeding as trustee; and

  •
  the Debt Securities Trustee has failed to institute the proceeding, and has not received from the holders of a majority in principal amount of the outstanding Debt Securities of that series a direction inconsistent with the request, within 60 days after notice, request and offer of reasonable indemnity.

For more information, see Section 807 of the applicable Debt Securities Indenture.

        The preceding limitations do not apply, however, to a suit instituted by a holder of a Debt Security for the enforcement of payment of the principal of or any premium or interest on the Debt Securities on or after the applicable due date stated in the Debt Securities. For more information, see Section 808 of the applicable Debt Securities Indenture.

        We must furnish annually to the Debt Securities Trustee a statement by an appropriate officer as to that officer's knowledge of our compliance with all conditions and covenants under each of the indentures for Debt Securities. Our compliance is to be determined without regard to any grace period or notice requirement under the respective indenture. For more information, see Section 606 of the applicable Debt Securities Indenture.

Modification and Waiver

        We and the Debt Securities Trustee, without the consent of the holders of the Debt Securities, may enter into one or more supplemental indentures for any of the following purposes:

  •
  to evidence the assumption by any permitted successor of our covenants in the applicable indenture and the Debt Securities;

  •
  to add one or more covenants or other provisions for the benefit of the holders of outstanding Debt Securities or to surrender any right or power conferred upon us by the applicable indenture;

  •
  to add any additional events of default;

  •
  to change or eliminate any provision of the applicable indenture or add any new provision to it, but if this action would adversely affect the interests of the holders of any particular series of Debt Securities in any material respect, the action will not become effective with respect to that series while any Debt Securities of that series remain outstanding under the applicable indenture;

  •
  to provide collateral security for the Debt Securities;

15

  •
  to establish the form or terms of Debt Securities according to the provisions of the applicable indenture;

  •
  to evidence the acceptance of appointment of a successor Debt Securities Trustee under the applicable indenture with respect to one or more series of the Debt Securities and to add to or change any of the provisions of the applicable indenture as necessary to provide for trust administration under the applicable indenture by more than one trustee;

  •
  to provide for the procedures required to permit the use of a non-certificated system of registration for any series of Debt Securities;

  •
  to change any place where:

  •
  the principal of and any premium and interest on any Debt Securities are payable;

  •
  any Debt Securities may be surrendered for registration of transfer or exchange; or

  •
  notices and demands to or upon us regarding Debt Securities and the applicable indentures may be served; or

  •
  to cure any ambiguity or inconsistency, but only by means of changes or additions that will not adversely affect the interests of the holders of Debt Securities of any series in any material respect.

For more information, see Section 1201 of the applicable Debt Securities Indenture.

        The holders of at least a majority in aggregate principal amount of the outstanding Debt Securities of any series may waive:

  •
  compliance by us with certain provisions of the applicable indenture (see Section 607 of the applicable Debt Securities Indenture); and

  •
  any past default under the applicable indenture, except a default in the payment of principal, premium, or interest and certain covenants and provisions of the applicable indenture that cannot be modified or amended without consent of the holder of each outstanding Debt Security of the series affected (see Section 813 of the applicable Debt Securities Indenture).

        The Trust Indenture Act may be amended after the date of the applicable indenture to require changes to the indenture. In this event, the indenture will be deemed to have been amended so as to effect the changes, and we and the Debt Securities Trustee may, without the consent of any holders, enter into one or more supplemental indentures to evidence or effect the amendment. For more information, see Section 1201 of the applicable Debt Securities Indenture.

        Except as provided in this section, the consent of the holders of a majority in aggregate principal amount of the outstanding Debt Securities issued pursuant to a Debt Securities Indenture, considered as one class, is required to change in any manner the applicable indenture pursuant to one or more supplemental indentures. If less than all of the series of Debt Securities outstanding under a Debt Securities Indenture are directly affected by a proposed supplemental indenture, however, only the consent of the holders of a majority in aggregate principal amount of the outstanding Debt Securities of all series directly affected, considered as one class, will be required. Furthermore, if the Debt Securities of any series have been issued in more than one tranche and if the proposed supplemental indenture directly affects the rights of the holders of one or more, but not all, tranches, only the consent of the holders of a majority in aggregate principal amount of the outstanding Debt Securities

16

of all tranches directly affected, considered as one class, will be required. In addition, an amendment or modification:

  •
  may not, without the consent of the holder of each outstanding Debt Security affected:

  •
  change the maturity of the principal of, or any installment of principal of or interest on, any Debt Securities;

  •
  reduce the principal amount or the rate of interest, or the amount of any installment of interest, or change the method of calculating the rate of interest;

  •
  reduce any premium payable upon the redemption of the Debt Securities;

  •
  reduce the amount of the principal of any Debt Security originally issued at a discount from the stated principal amount that would be due and payable upon a declaration of acceleration of maturity;

  •
  change the currency or other property in which a Debt Security or premium or interest on a Debt Security is payable; or

  •
  impair the right to institute suit for the enforcement of any payment on or after the stated maturity, or in the case of redemption, on or after the redemption date, of any Debt Securities;

  •
  may not reduce the percentage of principal amount requirement for consent of the holders for any supplemental indenture, or for any waiver of compliance with any provision of or any default under the applicable indenture, or reduce the requirements for quorum or voting, without the consent of the holder of each outstanding Debt Security of each series or tranche affected; and

  •
  may not modify provisions of the applicable indenture relating to supplemental indentures, waivers of certain covenants and waivers of past defaults with respect to the Debt Securities of any series, or any tranche of a series, without the consent of the holder of each outstanding Debt Security affected.

        A supplemental indenture will be deemed not to affect the rights under the applicable indenture of the holders of any series or tranche of the Debt Securities if the supplemental indenture:

  •
  changes or eliminates any covenant or other provision of the applicable indenture expressly included solely for the benefit of one or more other particular series of Debt Securities or tranches thereof; or

  •
  modifies the rights of the holders of Debt Securities of any other series or tranches with respect to any covenant or other provision.

For more information, see Section 1202 of the applicable Debt Securities Indenture.

        If we solicit from holders of the Debt Securities any type of action, we may at our option by board resolution fix in advance a record date for the determination of the holders entitled to vote on the action. We shall have no obligation, however, to do so. If we fix a record date, the action may be taken before or after the record date, but only the holders of record at the close of business on the record date shall be deemed to be holders for the purposes of determining whether holders of the requisite proportion of the outstanding Debt Securities have authorized the action. For that purpose, the outstanding Debt Securities shall be computed as of the record date. Any holder action shall bind every future holder of the same security and the holder of every security issued upon the registration of transfer of or in exchange for or in lieu of the security in respect of anything done or permitted by the Debt Securities Trustee or us in reliance on that action, whether or not notation of the action is made upon the security. For more information, see Section 104 of the applicable Debt Securities Indenture.

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Defeasance

        Unless the applicable prospectus supplement provides otherwise, any Debt Security, or portion of the principal amount of a Debt Security, will be deemed to have been paid for purposes of the applicable indenture, and, at our election, our entire indebtedness in respect of the Debt Security, or portion thereof, will be deemed to have been satisfied and discharged, if we have irrevocably deposited with the Debt Securities Trustee or any paying agent other than us, in trust money, certain eligible obligations, as defined in the applicable indenture, or a combination of the two, sufficient to pay principal of and any premium and interest due and to become due on the Debt Security or portion thereof. For more information, see Section 701 of the applicable Debt Securities Indenture. For this purpose, unless the applicable prospectus supplement provides otherwise, eligible obligations include direct obligations of, or obligations unconditionally guaranteed by, the United States, entitled to the benefit of full faith and credit of the United States, and certificates, depositary receipts or other instruments that evidence a direct ownership interest in those obligations or in any specific interest or principal payments due in respect of those obligations.

Resignation, Removal of Debt Securities Trustee; Appointment of Successor

        The Debt Securities Trustee may resign at any time by giving written notice to us or may be removed at any time by an action of the holders of a majority in principal amount of outstanding Debt Securities delivered to the Debt Securities Trustee and us. No resignation or removal of the Debt Securities Trustee and no appointment of a successor trustee will become effective until a successor trustee accepts appointment in accordance with the requirements of the applicable indenture. So long as no event of default or event that would become an event of default has occurred and is continuing, and except with respect to a Debt Securities Trustee appointed by an action of the holders, if we have delivered to the Debt Securities Trustee a resolution of our board of directors appointing a successor trustee and the successor trustee has accepted the appointment in accordance with the terms of the applicable indenture, the Debt Securities Trustee will be deemed to have resigned and the successor trustee will be deemed to have been appointed as trustee in accordance with the applicable indenture. For more information, see Section 910 of the applicable Debt Securities Indenture.

Notices

        We will give notices to holders of Debt Securities by mail to their addresses as they appear in the Debt Security Register. For more information, see Section 106 of the applicable Debt Securities Indenture.

Title

        The Debt Securities Trustee and its agents, and we and our agents, may treat the person in whose name a Debt Security is registered as the absolute owner of that Debt Security, whether or not that Debt Security may be overdue, for the purpose of making payment and for all other purposes. For more information, see Section 308 of the applicable Debt Securities Indenture.

Governing Law

        The Debt Securities Indentures and the Debt Securities, including any Subordinated Debt Securities Indentures and Subordinated Debt Securities, will be governed by, and construed in accordance with, the law of the State of New York. For more information, see Section 112 of the applicable Debt Securities Indenture.

Relationship With the Current Trustee or Future Trustees

        In the normal course of business, the Trustee under our Indenture (For Debt Securities), dated as of December 7, 2005, or its affiliates provides, and any future trustee or its affiliates may, from time to time, provide certain commercial banking, investment banking, and securities underwriting services to us and our affiliates. The Debt Securities Trustee's affiliate currently serves as Mortgage Trustee under our Mortgage described above.

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 GLOBAL SECURITIES

        We may issue some or all of the First Mortgage Bonds and Debt Securities as book-entry securities. Any such book-entry securities will be represented by one or more fully registered global certificates. We will register each global security with or on behalf of a securities depositary identified in the applicable prospectus supplement. Each global security will be deposited with the securities depositary or its nominee or a custodian for the securities depositary.

        As long as the securities depositary or its nominee is the registered holder of a global security representing securities described in this prospectus, that person will be considered the sole owner and holder of the global security and the securities it represents for all purposes. Except in limited circumstances, owners of beneficial interests in a global security:

  •
  may not have the global security or any securities it represents registered in their names;

  •
  may not receive or be entitled to receive physical delivery of certificated securities in exchange for the global security; and

  •
  will not be considered the owners or holders of the global security or any securities it represents for any purposes under the applicable securities or the related mortgage or indenture.

        We will make all payments of principal and any premium and interest on a global security to the securities depositary or its nominee as the holder of the global security. The laws of some jurisdictions require that certain purchasers of securities take physical delivery of securities in definitive form. These laws may impair the ability to transfer beneficial interests in a global security.

        Ownership of beneficial interests in a global security will be limited to institutions having accounts with the securities depositary or its nominee, which are called "participants" in this discussion, and to persons that hold beneficial interests through participants. When a global security representing securities described in this prospectus is issued, the securities depositary will credit on its book-entry, registration and transfer system the principal amounts of securities the global security represents to the accounts of its participants. Ownership of beneficial interests in a global security will be shown only on, and the transfer of those ownership interests will be effected only through, records maintained by:

  •
  the securities depositary, with respect to participants' interests; and

  •
  any participant, with respect to interests the participant holds on behalf of other persons.

        Payments participants make to owners of beneficial interests held through those participants will be the responsibility of those participants. The securities depositary may from time to time adopt various policies and procedures governing payments, transfers, exchanges and other matters relating to beneficial interests in a global security. None of the following will have any responsibility or liability for any aspect of the securities depositary's or any participant's records relating to beneficial interests in a global security representing securities described in this prospectus, for payments made on account of those beneficial interests or for maintaining, supervising or reviewing any records relating to those beneficial interests:

  •
  Duke Energy Florida;

  •
  the applicable trustee; or

  •
  any agent of either of them.

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 PLAN OF DISTRIBUTION

        We may sell securities to one or more underwriters or dealers for public offering and sale by them, or we may sell the securities to investors directly or through agents. The prospectus supplement relating to the securities being offered will set forth the terms of the offering and the method of distribution and will identify any firms acting as underwriters, dealers or agents in connection with the offering, including:

  •
  the name or names of any underwriters;

  •
  the purchase price of the securities and the proceeds to us from the sale;

  •
  any underwriting discounts and other items constituting underwriters' compensation;

  •
  any public offering price;

  •
  any discounts or concessions allowed or reallowed or paid to dealers; and

  •
  any securities exchange or market on which the securities may be listed.

        Only those underwriters identified in the prospectus supplement are deemed to be underwriters in connection with the securities offered in the prospectus supplement.

        We may distribute the securities from time to time in one or more transactions at a fixed price or prices, which may be changed, or at prices determined as the prospectus supplement specifies. We may sell securities through forward contracts or similar arrangements. In connection with the sale of securities, underwriters, dealers or agents may be deemed to have received compensation from us in the form of underwriting discounts or commissions and also may receive commissions from securities purchasers for whom they may act as agent. Underwriters may sell the securities to or through dealers, and such dealers may receive compensation in the form of discounts, concessions or commissions from the underwriters or commissions from the purchasers for whom they may act as agent.

        We may sell the securities directly or through agents we designate from time to time. Any agent involved in the offer or sale of the securities covered by this prospectus will be named in a prospectus supplement relating to such securities. Commissions payable by us to agents will be set forth in a prospectus supplement relating to the securities being offered. Unless otherwise indicated in a prospectus supplement, any such agents will be acting on a best-efforts basis for the period of their appointment.

        Some of the underwriters, dealers or agents and some of their affiliates who participate in the securities distribution may engage in other transactions with, and perform other services for, us and our subsidiaries or affiliates in the ordinary course of business.

        Any underwriting or other compensation which we pay to underwriters or agents in connection with the securities offering, and any discounts, concessions or commissions which underwriters allow to dealers, will be set forth in the applicable prospectus supplement. Underwriters, dealers and agents participating in the securities distribution may be deemed to be underwriters, and any discounts and commissions they receive and any profit they realize on the resale of the securities may be deemed to be underwriting discounts and commissions under the Securities Act of 1933, as amended. Underwriters, and their controlling persons, and agents may be entitled, under agreements we enter into with them, to indemnification against certain civil liabilities, including liabilities under the Securities Act of 1933, as amended.

20

 EXPERTS

        The consolidated financial statements incorporated in this prospectus by reference from Duke Energy Florida, LLC's Annual Report on Form 10-K have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report, which is incorporated herein by reference. Such consolidated financial statements have been so incorporated in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

VALIDITY OF THE SECURITIES

        John T. Burnett, Esq., who is Deputy General Counsel of Duke Energy Business Services, LLC, the service company affiliate of Duke Energy Florida, and/or counsel named in the applicable prospectus supplement, will issue an opinion about the validity of the securities we are offering in the applicable prospectus supplement. Counsel named in the applicable prospectus supplement will pass upon certain legal matters on behalf of any underwriters.

WHERE YOU CAN FIND MORE INFORMATION

        We are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and, in accordance therewith, file annual, quarterly and current reports and other information with the Securities and Exchange Commission, or the SEC. Such reports and other information can be inspected and copied at the SEC's Public Reference Room at 100 F Street, N.E., Room 1580, Washington, D.C. 20549. You may also obtain copies of these documents at prescribed rates from the Public Reference Section of the SEC at its Washington, D.C. address. Please call the SEC at 1-800-SEC-0330 for further information. Our filings with the SEC, as well as additional information about us, are also available to the public through Duke Energy's website at http://www.duke-energy.com and are made available as soon as reasonably practicable after such material is filed with or furnished to the SEC. The information on our website is not a part of this prospectus. Our filings are also available to the public through the SEC website at http://www.sec.gov.

        The SEC allows us to "incorporate by reference" into this prospectus the information we file with them, which means that we can disclose important information to you by referring you to those documents. The information incorporated by reference is considered to be a part of this prospectus, and information that we file later with the SEC will automatically update and supersede this information. This prospectus incorporates by reference the documents incorporated in the prospectus at the time the registration statement became effective and all later documents filed with the SEC, in all cases as updated and superseded by later filings with the SEC. We incorporate by reference the documents listed below and any future documents filed by Duke Energy Florida, LLC with the SEC under Section 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934, as amended, until the offering is completed:

  •
  Annual Report on Form 10-K for the year ended December 31, 2015;

  •
  Quarterly Reports on Form 10-Q for the quarterly periods ended March 31, 2016, and June 30, 2016; and

  •
  Current Reports on Form 8-K filed on June 17, 2016, and June 22, 2016, and September 9, 2016.

        We, our parent company, Duke Energy Corporation, and certain of its other subsidiaries separately filed the combined Annual Report on Form 10-K and Quarterly Reports on Form 10-Q listed above. We do not intend to incorporate by reference into this prospectus the information relating to Duke Energy Corporation and its subsidiaries (other than Duke Energy Florida, LLC), and we make no representation as to the information relating to Duke Energy Corporation and its subsidiaries (other than Duke Energy Florida, LLC) contained in such combined reports.

21

        We will provide you without charge a copy of these filings, other than any exhibits unless the exhibits are specifically incorporated by reference into this prospectus. You may request a copy by writing us at the following address or telephoning one of the following numbers:

Investor Relations Department
Duke Energy Florida, LLC
P.O. Box 1005
Charlotte, North Carolina 28201
(704) 382-3853 or (800) 488-3853 (toll-free)

        You should rely only on the information contained or incorporated by reference in this prospectus. We have not authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. We are not making an offer to sell the securities described in this prospectus in any state where the offer or sale is not permitted. You should assume that the information contained in the prospectus is accurate only as of its date. Our business, financial condition, results of operations and prospects may have changed since that date.

22

Prospectus

Duke Energy Indiana, LLC

First Mortgage Bonds
Unsecured Debt Securities

        From time to time, we may offer the securities described in the prospectus separately or together in any combination, in one or more classes or series, in amounts, at prices and on terms that we will determine at the time of the offering.

        We will provide specific terms of these offerings and securities in supplements to this prospectus. You should read carefully this prospectus, the information incorporated by reference in this prospectus and any prospectus supplement before you invest. This prospectus may not be used to offer or sell any securities unless accompanied by a prospectus supplement.

        Investing in our securities involves risks. You should carefully consider the information in the section entitled "Risk Factors" contained in our periodic reports filed with the Securities and Exchange Commission and incorporated by reference into this prospectus before you invest in any of our securities.

        We may offer and sell the securities directly, through agents we select from time to time or to or through underwriters or dealers we select. If we use any agents, underwriters or dealers to sell the securities, we will name them and describe their compensation in a prospectus supplement. The price to the public of those securities and the net proceeds we expect to receive from that sale will also be set forth in a prospectus supplement.

        Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the adequacy or accuracy of this prospectus. Any representation to the contrary is a criminal offense.

The date of this prospectus is September 23, 2016.

Prospectus

REFERENCES TO ADDITIONAL INFORMATION

        This prospectus incorporates important business and financial information about us from other documents that are not included in or delivered with this prospectus. This information is available for you to review at the Securities and Exchange Commission's, or SEC's, public reference room located at 100 F Street, N.E., Room 1580, Washington, DC 20549, and through the SEC's website, www.sec.gov. You can also obtain those documents incorporated by reference in this prospectus by requesting them in writing or by telephone from the company at the following address and telephone number:

Investor Relations Department
Duke Energy Indiana, LLC
P.O. Box 1005
Charlotte, North Carolina 28201
(704) 382-3853 or (800) 488-3853 (toll free)

See "Where You Can Find More Information" in this prospectus.

ABOUT THIS PROSPECTUS

        This prospectus is part of a registration statement that Duke Energy Indiana filed with the SEC utilizing a "shelf" registration process. Under the shelf registration process, we are registering an unspecified amount of first mortgage bonds and unsecured debt securities, and may issue any of such securities in one or more offerings.

        This prospectus provides general descriptions of the securities we may offer. Each time securities are sold, a prospectus supplement will provide specific information about the terms of that offering. The prospectus supplement may also add, update or change information contained in this prospectus. The registration statement filed with the SEC includes exhibits that provide more details about the matters discussed in this prospectus. You should read this prospectus, the related exhibits filed with the SEC and any prospectus supplement, together with the additional information described under the caption "Where You Can Find More Information."

        Unless we have indicated otherwise, or the context otherwise requires, references in this prospectus to "Duke Energy Indiana," "the Company," "we," "us" and "our" or similar terms are to Duke Energy Indiana, LLC

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 FORWARD-LOOKING STATEMENTS

        This prospectus and the information incorporated by reference in this prospectus include "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are based on our management's beliefs and assumptions and can often be identified by terms and phrases that include "anticipate," "believe," "intend," "estimate," "expect," "continue," "should," "could," "may," "plan," "project," "predict," "will," "potential," "forecast," "target," "guidance," "outlook," or other similar terminology. Various factors may cause actual results to be materially different than the suggested outcomes within forward-looking statements; accordingly, there is no assurance that such results will be realized.

        In light of these risks, uncertainties and assumptions, the events described in the forward-looking statements included or incorporated by reference in this prospectus might not occur or might occur to a different extent or at a different time than described. Forward-looking statements speak only as of the date they are made and we expressly disclaim an obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

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THE COMPANY

        Duke Energy Indiana, LLC, an indirect wholly-owned subsidiary of Duke Energy Corporation, generates, transmits, distributes, and sells electricity in portions of Indiana. Its service area covers approximately 23,000 square miles. We supply electric service to approximately 810,000 residential, commercial and industrial customers. As of December 31, 2015, our asset portfolio included approximately 7,493 megawatts of owned generation capacity, 5,300 miles of transmission lines and 31,000 miles of distribution lines.

        We are an Indiana limited liability company. The address of our principal executive offices is 1000 East Main Street, Plainfield, Indiana 46168. Our telephone number is (704) 382-3853.

        The foregoing information about Duke Energy Indiana is only a general summary and is not intended to be comprehensive. For additional information about Duke Energy Indiana, you should refer to the information described under the caption "Where You Can Find More Information."

RISK FACTORS

        Investing in our securities involves risks. Before purchasing any securities we offer, you should carefully consider the risk factors under the heading "Risk Factors" in our Annual Report on Form 10-K for the year ended December 31, 2015, which has been filed with the SEC and is incorporated by reference in this prospectus, together with all of the other information included in this prospectus and any prospectus supplement and any other information that we have incorporated by reference, including filings made with the SEC subsequent to the date hereof. Any of these risks, as well as other risks and uncertainties, could harm our financial condition, results of operations or cash flows.

USE OF PROCEEDS

        Unless stated otherwise in the applicable prospectus supplement, we intend to use the net proceeds from the sale of any offered securities:

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  to redeem or purchase from time to time presently outstanding securities when we anticipate those transactions will result in an overall cost savings;

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  to repay maturing securities;

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  to finance our ongoing construction program; or

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  for general company purposes.

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 RATIO OF EARNINGS TO FIXED CHARGES

        The ratios of earnings to fixed charges have been calculated using the Securities and Exchange Commission guidelines.

		Years Ended December 31,
	Six Months Ended June 30, 2016
		2015	2014	2013	2012		2011
	(dollars in millions)
Earnings as defined for fixed charges calculation
Add:
Pretax income from continuing operations	$269	$479	$556	$581	$(123)		$242
Fixed charges	93	181	182	185	184		178
Total earnings	$362	$660	$738	$766	$61		$420

Fixed charges:
Interest on debt, including capitalized portions	$93	$179	$176	$179	$178		$171
Estimate of interest within rental expense	—	2	6	6	6		7

Total fixed charges	$93	$181	$182	$185	$184		$178

Ratio of earnings to fixed charges	3.9	3.6	4.1	4.1	0.3	(a)	2.4

(a)
Earnings insufficient to cover fixed charges by approximately $123 million during the year ended December 31, 2012, due primarily to a non-cash impairment charge.

DESCRIPTION OF FIRST MORTGAGE BONDS

        We may issue from time to time one or more series of first mortgage bonds under a first mortgage indenture dated September 1, 1939, between us and Deutsche Bank National Trust Company, as first mortgage trustee, as supplemented to date (the "Mortgage") and as proposed to be supplemented by one or more supplemental indentures. When we offer to sell a particular series of first mortgage bonds, we will describe the specific terms of these first mortgage bonds in a prospectus supplement.

        We have summarized certain terms and provisions of the Mortgage. The summary is not complete. The Mortgage is an exhibit to the registration statement of which this prospectus forms a part. You should read the Mortgage for the provisions that may be important to you. Terms used in this summary have the meanings specified in the Mortgage. The Mortgage is subject to and governed by the Trust Indenture Act of 1939, as amended.

General

        The relevant prospectus supplement will describe the terms of any series of first mortgage bonds being offered pursuant to this prospectus, including:

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  the aggregate principal amount of the first mortgage bonds;

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  the date or dates on which the first mortgage bonds mature;

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  the rate or rates per annum at which the first mortgage bonds will bear interest;

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  the dates on which interest will be payable;

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  the redemption terms of the first mortgage bonds;

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  the office or agency where the principal of and any premium and interest on the first mortgage bonds will be payable, and each office or agency where the first mortgage bonds may be presented for registration of transfer or exchange; and

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  any other terms of the first mortgage bonds not inconsistent with the provisions of the Mortgage.

        Interest will be paid to registered holders of record on the applicable record date as established in the supplemental indenture relating to the first mortgage bonds. Unless otherwise specified in the prospectus supplement, the first mortgage bonds will be issued only in fully registered form in denominations of $1,000 and integral multiples thereof. The first mortgage bonds may be exchanged without charge for first mortgage bonds of other denominations, unless otherwise specified in the relevant prospectus supplement.

        The first mortgage bonds are not entitled to the benefits of an improvement and sinking fund.

Maintenance and Renewal

        The first mortgage bonds are not entitled to the benefits of a maintenance and renewal fund. However, with respect to all series of first mortgage bonds issued prior to Series BBB, the following provisions of the Mortgage will apply:

        During each calendar year, so long as any bonds are outstanding thereunder, we must expend sums equal to the greater of (a) 15% of our gross operating revenues (which, as defined in the Mortgage, excludes revenues received after January 1, 1976 which are attributable to increases in the unit cost of fuel over the average unit cost of fuel used in 1975) for such calendar year or (b) 2.25% of our depreciable property on January 1 of such year for (i) the maintenance and repair of the mortgaged properties, (ii) the construction or acquisition of bondable property, or (iii) the retirement of bonds issued under the Mortgage. We must deposit annually with the first mortgage trustee cash to the extent that such aggregate amount is not so expended, less any credits for excess expenditures for such purposes in prior years. Any cash so deposited may be withdrawn by us or applied by the first mortgage trustee as provided in the Mortgage (including the redemption at the optional redemption price of bonds which are then redeemable at our option). Excess expenditures may be used to comply with the requirements of any subsequent year or years, and gross expenditures (as defined and limited in the Mortgage) for bondable property may be certified to comply with the provisions of clause (ii) above. Expenditures so used, and bonds retired through expenditures so used, cannot be used for other purposes under the Mortgage; and expenditures used or bonds retired for other purposes under the Mortgage cannot be used for the purpose of complying with said maintenance and renewal provisions. The Mortgage does not require that any notice be given to bondholders in connection with these maintenance and renewal requirements, unless and until an event of default under the Mortgage occurs by reason of our failure to meet the requirements. The maintenance and renewal provisions of the Mortgage do not require the retirement annually of any specific amount of outstanding first mortgage bonds.

        We will maintain the mortgaged properties in good repair and working order.

Security

        The first mortgage bonds will rank pari passu, except as to any sinking fund, maintenance and renewal fund or similar fund provided for in any outstanding series of bonds, with all bonds now or subsequently issued and outstanding under the Mortgage. The Mortgage constitutes a first mortgage lien, subject only to permitted liens (as defined in the Mortgage), on all or substantially all of our permanent fixed properties.

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Issue of Additional First Mortgage Bonds

        Additional new series of first mortgage bonds, without limitation as to aggregate principal amount, may be issued under, and in accordance with the terms of, the Mortgage from time to time on any one or more of the following bases:

          1.     For or on account of the "retirement" of an equal principal amount of first mortgage bonds of any one or more other series previously authenticated under the Mortgage; but we have covenanted that, so long as any first mortgage bonds issued under the Mortgage remain outstanding, first mortgage bonds issued for or on account of such "retirement" will be issued only in respect of first mortgage bonds issued after August 31, 1945.

          2.     In principal amount not greater than 60% of "net expenditures" made by the Company after September 26, 1945 for the construction or acquisition of "bondable property" (which includes construction work in progress to the extent actually constructed or erected) which has become subject to the lien of the Mortgage and is not subject to any lien or mortgage equal or prior in lien or mortgage securing obligations for the payment or redemption of which the necessary funds shall have been deposited irrevocably in trust with instructions to apply such funds to the payment or redemption of such obligations.

          3.     In an aggregate principal amount equal to the amount of cash deposited with the first mortgage trustee under the Mortgage, which "deposited cash" may be applied to the redemption or purchase of first mortgage bonds of any series issued under the Mortgage or may be withdrawn by us to an amount equal to the principal amounts of any first mortgage bonds which could be authenticated for the purposes and under the conditions stated in 1 and 2 above.

        No additional first mortgage bonds may be authenticated for or on account of "net expenditures" for "bondable property" or for "deposited cash," and no additional first mortgage bonds bearing a higher rate of interest than the first mortgage bonds for or on account of the "retirement" of which they are issued may be authenticated more than five years prior to the stated maturity of the first mortgage bonds for or on account of the "retirement" of which they are issued, unless "net earnings" requirements (i.e., net earnings for the twelve months ended prior to such issuance must be two times the interest on all first mortgage bonds outstanding after giving effect to such issuance) are satisfied. For purposes of the Mortgage, the "net earnings" of Duke Energy Indiana for any period means an amount, computed in accordance with accepted principles of accounting, determined by deducting from the total gross earnings and income for Duke Energy Indiana derived from all sources for such period all operating expenses of Duke Energy Indiana for such period, the remainder being adjusted, if necessary, so that no more than ten per centum (10%) thereof consists of the aggregate of (a) net non-operating income, (b) net operating revenues derived from the operation by Duke Energy Indiana of any properties other than electric, gas or water properties, and (c) net earnings from any properties not owned by Duke Energy Indiana.

        The supplemental indentures relating to the first mortgage bonds will provide that, at any time when no first mortgage bonds of any series prior to Series BBB are outstanding, the 60% "bonding ratio" referred to in subsection 2 of the first paragraph above will increase to 66 2/3%.

Acquisition of Property Subject to Prior Lien

        The Mortgage provides that we will not, so long as any first mortgage bonds are outstanding under the Mortgage, acquire any properties which at the time of the acquisition are subject to a lien or liens equal or prior to the lien of the Mortgage (other than "permitted liens") if at the date of acquisition the principal amount of outstanding obligations secured by such liens exceeds 60% of the "value" of "bondable property" so acquired, or if the "net earnings" of such property for twelve consecutive months ending within 90 days next preceding the date of acquisition has been less than two times the

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interest charges for one year on all outstanding obligations secured by such lien at the time of acquisition, except obligations for the payment or redemption of which the necessary funds have been deposited irrevocably in trust with instructions to apply such funds to the payment or redemption of such obligations. The Mortgage further provides that upon the acquisition of any property subject to a lien or liens equal or prior to the lien of the First Mortgage, we will cause all such mortgages then existing on such property to be closed and, after such acquisition, will permit no additional indebtedness to be secured by those mortgages.

        The supplemental indentures relating to the first mortgage bonds will provide that, at any time when no first mortgage bonds of any series prior to Series BBB are outstanding, the 60% figure in principal amount of outstanding obligations secured referred to in the previous paragraph above will increase to 66 2/3%

Modification of Mortgage

        In general, modifications or alterations of the Mortgage, and of the rights or obligations of Duke Energy Indiana and of the bondholders, as well as waivers of compliance with the Mortgage, may with the approval of our Board of Directors be made at bondholders' meetings with the affirmative vote of 75% of the aggregate principal amount of the first mortgage bonds entitled to vote at the meeting with respect to matters involved; provided, however, that no modifications or alterations may be made which will permit (1) the extension of the time or times of payment of the principal of, or the interest or the premium (if any) on, any first mortgage bond, or the reduction in the principal amount thereof or in the rate of interest or the amount of any premium thereon, or any other modification in terms of payment of such principal, interest or premium, which terms shall always be unconditional, or (2) the creation of any lien ranking prior to or on a parity with the lien of the Mortgage with respect to any of the mortgaged properties, or (3) the depriving of any bondholder of a lien upon the mortgaged properties, or (4) the reduction of the percentage of first mortgage bonds required for the taking of action with respect to any such modification or alteration.

        The supplemental indentures relating to the first mortgage bonds will provide that, at any time when no first mortgage bonds of any series prior to Series BBB are outstanding, the 75% vote requirement referred to in the previous paragraph will decrease to 66 2/3%.

Dividend Restrictions

        The Mortgage provides that, so long as any first mortgage bonds are outstanding under the Mortgage, Duke Energy Indiana may not declare or pay any dividends or make any distributions on shares of any class of its capital stock (other than on preferred stock or dividends payable in shares of its common stock or dividends which are applied to the purchase of shares of its common stock by the shareholder receiving such dividends) or purchase, retire or otherwise acquire for a consideration any shares of its common stock, except out of our earned surplus or net profits determined in accordance with generally accepted principles of accounting and lawfully available for that purpose. For the purpose of this covenant only, in computing the amount of such earned surplus or net profits, there shall have been, subsequent to September 1, 1939, and up to the date as of which the computation is made, charged to operating expenses for maintenance or as a reserve for depreciation or retirements, the aggregate amounts required to be expended or deposited with the first mortgage trustee under the provisions described under the caption "Maintenance and Renewal" for such period. The Mortgage does not require that any notice be given to bondholders in connection with the foregoing restrictions on dividends, unless and until an event of default under the Mortgage occurs by reason of the Company's violation of that dividend restriction. For purposes of the Mortgage, the terms (i) "dividend" shall be interpreted so as to include distributions and (ii) "common stock" shall be interpreted so as to include membership interests.

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Concerning the First Mortgage Trustee

        The Mortgage provides that the holders of a majority in principal amount of the outstanding first mortgage bonds have the right to require the first mortgage trustee to take action on behalf of the bondholders, but under certain circumstances the first mortgage trustee may decline to follow such directions or to exercise certain of its powers. Prior to taking such action, the first mortgage trustee is entitled to indemnity satisfactory to it against costs, expenses and liabilities that may be incurred in the course of such action. Such right to indemnification does not impair the absolute right of any bondholder to enforce payment of the principal of and interest on such bondholder's first mortgage bonds when due.

        Certain affiliates of the first mortgage trustee make loans to, and provide various financial services for, us and our affiliates in the normal course of business.

Defaults, Notices and Certificates

        The Mortgage provides generally that failure for 30 days to pay interest on any first mortgage bond, failure to pay the principal of any first mortgage bond, whether at maturity or upon redemption or declaration, failure to pay principal or interest on any prior lien obligations, failure for 60 days after notice to perform or observe other covenants of the Mortgage, default under any mortgage or other instrument securing any prior lien obligations and the occurrence of insolvency, bankruptcy or similar proceedings constitute events of default. The first mortgage trustee is required to give notice to the bondholders of the occurrence of any event which constitutes, or which, with the giving of notice or the lapse of time or both, would constitute, an event of default, except that the first mortgage trustee may withhold such notice if the first mortgage trustee determines that to do so is in the interests of the bondholders unless such event relates to the payment of principal of or interest on or any sinking fund obligation for the benefit of any of the first mortgage bonds. Upon the occurrence of an event of default, the first mortgage trustee may, and upon written request of the holders of a majority in principal amount of all first mortgage bonds then outstanding under the Mortgage due and payable must, enforce the lien of the Mortgage by foreclosure or exercise such other remedies as are provided in the Mortgage.

        Compliance with certain provisions of the Mortgage is required to be evidenced by various written statements or certificates filed with the first mortgage trustee, and various certificates and other papers are required to be filed with the first mortgage trustee annually and upon the happening of various events. However, no periodic evidence is required to be furnished as to the absence of events of default or compliance with the terms of the Mortgage.

DESCRIPTION OF THE UNSECURED DEBT SECURITIES

        We may issue from time to time one or more series of senior unsecured debt securities or junior subordinated unsecured debt securities under a Debenture Indenture, dated November 15, 1996, between us and The Bank of New York Mellon Trust Company, N.A., as successor debenture trustee. When we offer to sell a particular series of unsecured debt securities, we will describe the specific terms of these unsecured debt securities in a prospectus supplement. Such prospectus supplement will also indicate whether the general terms and provisions described in this prospectus apply to that particular series of unsecured debt securities.

        We have summarized certain terms and provisions of the Debenture Indenture. The summary is not complete. The Debenture Indenture is an exhibit to the registration statement of which this prospectus forms a part. You should read the Debenture Indenture for the provisions that may be important to you. Terms used in this summary have the meanings specified in the Debenture Indenture. The Debenture Indenture is subject to and governed by the Trust Indenture Act of 1939, as amended.

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General

        The Debenture Indenture allows us to issue unsecured debt securities in an unlimited amount from time to time. The relevant prospectus supplement will describe the terms of any unsecured debt securities being offered, including:

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  the title of the unsecured debt securities;

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  any limit on the aggregate principal amount of the unsecured debt securities;

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  the date or dates on which the principal of any of the unsecured debt securities will be payable;

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  the rate or rates at which any of the unsecured debt securities will bear interest, if any;

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  the date from which interest, if any, on the unsecured debt securities will accrue, the dates on which interest, if any, will be payable, the date on which payment of interest, if any, will commence, and the record dates for any interest payments;

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  the right, if any, to extend interest payment periods and the duration of any extension;

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  any redemption, purchase or sinking fund provisions;

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  the place or places where the principal of and any premium and interest on any of the unsecured debt securities will be payable;

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  the denominations in which the unsecured debt securities will be issuable;

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  the index, if any, with reference to which the amount of principal of or any premium or interest on the unsecured debt securities will be determined;

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  any addition to or change in the events of default applicable to any of the unsecured debt securities and any change in the right of the debenture trustee or the holders to declare the principal amount of any of the unsecured debt securities due and payable;

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  any addition to or change in the covenants in the Debenture Indenture;

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  whether the unsecured debt securities will be defeasible;

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  whether the unsecured debt securities will be issued in the form of one or more global securities;

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  the applicability of or any change in the subordination provisions of the Debenture Indenture to a series of unsecured debt securities; and

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  any other terms of the unsecured debt securities not inconsistent with the provisions of the Debenture Indenture.

Subordination of Certain Unsecured Debt Securities

        The Debenture Indenture provides that one or more series of unsecured debt securities may be subordinate and subject in right of payment to the prior payment in full of all senior debt of the Company.

        No payment of principal of (including redemption and sinking fund payments), premium, if any, or interest on, the junior subordinated unsecured debt securities may be made if any senior debt is not paid when due, if any default has not been cured or waived, or if the maturity of any senior debt has been accelerated because of a default. Upon any distribution of assets of the Company to creditors upon any dissolution, winding-up, liquidation or reorganization, whether voluntary or involuntary or in bankruptcy, insolvency, receivership or other proceedings, all principal of, and premium, if any, and interest due or to become due on, all senior debt must be paid in full before the holders of the junior

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subordinated unsecured debt securities are entitled to receive or retain any payment. The rights of the holders of the junior subordinated unsecured debt securities will be subordinated to the rights of the holders of senior debt to receive payments or distributions applicable to senior debt.

        In this prospectus, we use the term "senior debt" to mean the principal of, premium, if any, interest on and any other payment due pursuant to any of the following, whether currently outstanding or later incurred, created or assumed:

          (a)   all indebtedness of the Company evidenced by notes, debentures, bonds, or other securities sold by the Company for money, excluding junior subordinated unsecured debt securities, but including all first mortgage bonds of the Company outstanding from time to time;

          (b)   all indebtedness of others of the kinds described in the preceding clause (a) assumed by or guaranteed in any manner by the Company; and

          (c)   all renewals, extensions, or refundings of indebtedness of the kinds described in either of the preceding clauses (a) and (b);

unless the instrument creating, evidencing, assuming or guaranteeing any particular indebtedness, renewal, extension or refunding expressly provides that such indebtedness, renewal, extension or refunding is not superior in right of payment to or is pari passu with the junior subordinated unsecured debt securities.

        The Debenture Indenture does not limit the aggregate amount of senior debt that the Company may issue.

Exchange, Register and Transfer

        The unsecured debt securities of each series will be issuable only in fully registered form without coupons.

        The unsecured debt securities may be presented for exchange or registration of transfer in the manner, at the places and subject to the restrictions set forth in the unsecured debt securities and the relevant prospectus supplement. Subject to the limitations noted in the Debenture Indenture, you will not have to pay for these services, except for any associated taxes or other governmental charges.

Payment and Paying Agents

        Unless the applicable prospectus supplement indicates otherwise, payment of interest on an unsecured debt security on any interest payment date will be made to the person in whose name the debt security is registered at the close of business on the regular record date for the interest payment.

        Unless the applicable prospectus supplement indicates otherwise, principal of and any premium and interest on the unsecured debt securities will be payable at the office of the paying agent designated by us. However, we may elect to pay interest by check mailed to the address of the person entitled to the payment at the address appearing in the security register. Unless otherwise indicated in the applicable prospectus supplement, the corporate trust office of the debenture trustee in the City of Cincinnati will be designated as our sole paying agent for payments with respect to unsecured debt securities of each series. Any other paying agents initially designated by us for the unsecured debt securities of a particular series will be named in the applicable prospectus supplement. We may at any time designate additional paying agents or rescind the designation of any paying agent or approve a change in the office through which any paying agent acts, except that we will be required to maintain a paying agent in each place of payment for the unsecured debt securities of a particular series.

        All moneys paid by us to a paying agent for the payment of the principal of or any premium or interest on any unsecured debt security which remain unclaimed at the end of 18 months after the

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principal, premium or interest has become due and payable will be repaid to us, and the holder of the debt security thereafter may look only to us for payment.

Consolidation, Merger, and Sale of Assets

        The Debenture Indenture does not contain any provision that restricts our ability to merge or consolidate with or into any other entity, sell or convey all or substantially all of our assets to any other entity or otherwise engage in restructuring transactions, provided that the successor entity assumes due and punctual payment of the principal, premium, if any, and interest on the unsecured debt securities.

Events of Default

        Each of the following is defined as an event of default under the Debenture Indenture with respect to unsecured debt securities of any series:

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  failure to pay principal of or any premium on any debt security of that series when due;

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  failure to pay any interest on any debt security of that series when due, continued for 30 days;

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  failure to deposit any sinking fund payment, when due, in respect of any debt security of that series;

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  failure to perform any other of our covenants in the Debenture Indenture (other than a covenant included in the Debenture Indenture solely for the benefit of a series other than that series), continuing for 90 days after written notice has been given by the debenture trustee or the holders of at least 35% in aggregate principal amount of the outstanding unsecured debt securities of that series, as provided in the Debenture Indenture; and

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  certain events of bankruptcy, insolvency or reorganization.

        If an event of default (other than a bankruptcy, insolvency or reorganization event of default) with respect to the outstanding unsecured debt securities of any series occurs and is continuing, either the debenture trustee or the holders of at least 35% in aggregate principal amount of the outstanding unsecured debt securities of that series, by notice as provided in the Debenture Indenture, may declare the principal amount of the unsecured debt securities of that series to be due and payable immediately. If a bankruptcy, insolvency or reorganization event of default with respect to the outstanding unsecured debt securities of any series occurs, the principal amount of all the unsecured debt securities of that series will automatically, and without any action by the debenture trustee or any holder, become immediately due and payable. After any such acceleration, but before a judgment or decree based on acceleration, the holders of a majority in aggregate principal amount of the outstanding unsecured debt securities of that series may, under certain circumstances, rescind and annul the acceleration if all events of default, other than the non-payment of accelerated principal, have been cured or waived as provided in the Debenture Indenture. For information as to waiver of defaults, see "Modification and Waiver."

        Subject to the provisions of the Debenture Indenture relating to the duties of the debenture trustee, if an event of default occurs, the debenture trustee will be under no obligation to exercise any of its rights or powers under the Debenture Indenture at the request or direction of any of the holders, unless the holders shall have offered to the debenture trustee reasonably satisfactory indemnity. Subject to these provisions for the indemnification of the debenture trustee, the holders of a majority in aggregate principal amount of the outstanding unsecured debt securities of any series will have the right to direct the time, method and place of conducting any proceeding for any remedy available to the debenture trustee, or exercising any trust or power conferred on the debenture trustee, with respect to the unsecured debt securities of that series.

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        No holder of an unsecured debt security of any series will have any right to institute any proceeding with respect to the Debenture Indenture, or for the appointment of a receiver or a debenture trustee, or for any other remedy thereunder, unless:

          (a)   the holder has previously given to the debenture trustee written notice of a continuing event of default with respect to the unsecured debt securities of that series;

          (b)   the holders of at least 35% in aggregate principal amount of the outstanding unsecured debt securities of that series have made written request, and have offered reasonably satisfactory indemnity, to the debenture trustee to institute a proceeding as trustee; and

          (c)   the debenture trustee has failed to institute a proceeding, and has not received from the holders of a majority in aggregate principal amount of the outstanding unsecured debt securities of that series a direction inconsistent with such request, within 60 days after receipt of such notice, request and offer of indemnity. However, these limitations do not apply to a suit instituted by a holder of a debt security for the enforcement of payment of the principal of or any premium or interest on the debt security on or after the applicable due date specified in the debt security.

        We will be required to furnish to the debenture trustee annually a statement by certain of our officers as to whether or not we, to our knowledge, are in default in the performance or observance of any of the terms, provisions and conditions of the Debenture Indenture and, if so, specifying all known defaults.

Modification and Waiver

        Modifications and amendments of the Debenture Indenture may be made by us and the debenture trustee with the consent of the holders of not less than a majority in aggregate principal amount of the outstanding unsecured debt securities of each series affected by the modification or amendment; provided, however, no modification or amendment may, without the consent of the holder of each outstanding debt security affected:

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  change the stated maturity of the principal of, or any installment of principal of or interest on, any debt security;

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  reduce the principal amount of, or any premium or interest on, any debt security;

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  reduce the amount of principal of an original issue discount security or any other debt security payable upon acceleration of the maturity thereof;

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  change the place or currency of payment of principal of, or any premium or interest on, any debt security;

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  affect the applicability of the subordination provisions to any debt security;

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  impair the right to institute suit for the enforcement of any payment on or with respect to any debt security;

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  reduce the percentage in aggregate principal amount of outstanding unsecured debt securities of any series, the consent of whose holders is required for modification or amendment of the Debenture Indenture;

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  reduce the percentage in aggregate principal amount of outstanding unsecured debt securities of any series necessary for waiver of compliance with certain provisions of the Debenture Indenture or for waiver of certain defaults; or

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  modify these provisions relating to modification and waiver.

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        The holders of not less than a majority in aggregate principal amount of the outstanding unsecured debt securities of any series may waive our compliance with certain restrictive provisions of the Debenture Indenture. The holders of a majority in aggregate principal amount of the outstanding unsecured debt securities of any series may waive any past default under the Debenture Indenture, except a default in the payment of principal, premium, or interest and certain covenants and provisions of the Debenture Indenture which cannot be modified or amended without the consent of the holder of each outstanding debt security of the series affected.

        Generally, we will be entitled to set any day as a record date for the purpose of determining the holders of outstanding unsecured debt securities of any series entitled to give or take any direction, notice, consent, waiver, or other action under the Debenture Indenture, in the manner and subject to the limitations provided in the Debenture Indenture. In certain limited circumstances, the debenture trustee will be entitled to set a record date for action by holders. If a record date is set for any action to be taken by holders of a particular series, the action may be taken only by persons who are holders of outstanding unsecured debt securities of that series on the record date. To be effective, the action must be taken by holders of the requisite aggregate principal amount of unsecured debt securities within 180 days following the record date, or such shorter period as we (or the debenture trustee, if it sets the record date) may specify.

Defeasance and Covenant Defeasance

        Under the Debenture Indenture, we may elect to have the provisions of the Debenture Indenture relating to defeasance and discharge of indebtedness, or the provisions relating to defeasance of certain restrictive covenants, applied with respect to the unsecured debt securities of any series.

Defeasance and Discharge

        If we elect to have the provisions of the Debenture Indenture relating to defeasance and discharge of indebtedness applied to any unsecured debt securities, we will be discharged from all our obligations with respect to those unsecured debt securities (except for certain obligations to exchange or register the transfer of unsecured debt securities, to replace stolen, lost or mutilated unsecured debt securities, to maintain paying agencies and to hold moneys for payment in trust) upon the deposit in trust for the benefit of the holders of such unsecured debt securities of money or U.S. Government Obligations, or both, which will provide money sufficient to pay the principal of and any premium and interest on the unsecured debt securities as they become due. This defeasance or discharge may occur only if, among other things, we have delivered to the debenture trustee an opinion of counsel to the effect that we have received from, or there has been published by, the United States Internal Revenue Service a ruling, or there has been a change in tax law, in either case to the effect that holders of the unsecured debt securities will not recognize gain or loss for federal income tax purposes as a result of the deposit, defeasance, and discharge and will be subject to federal income tax on the same amount, in the same manner and at the same times as would have been the case if the deposit, defeasance and discharge did not occur.

Defeasance of Certain Covenants

        If we elect to have the provisions of the Debenture Indenture relating to defeasance of certain covenants applied to any unsecured debt securities, we may omit to comply with certain restrictive covenants that may be described in any applicable prospectus supplement, and the occurrence of certain events of default with respect to those restrictive covenants will no longer be applicable to those unsecured debt securities. In order to exercise this option, we will be required to deposit, in trust for the benefit of the holders of the unsecured debt securities, money or U.S. Government Obligations, or both, which will provide money sufficient to pay the principal of and any premium and interest on the unsecured debt securities as they become due. We will also be required, among other things, to deliver

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to the debenture trustee an opinion of counsel to the effect that holders of such unsecured debt securities will not recognize gain or loss for federal income tax purposes as a result of such deposit and defeasance of certain obligations and will be subject to federal income tax on the same amount, in the same manner and at the same times as would have been the case if such deposit and defeasance did not occur. If we were to exercise this option with respect to any unsecured debt securities and those unsecured debt securities subsequently were declared due and payable because of the occurrence of any event of default, the amount of money and U.S. Government Obligations deposited in trust would be sufficient to pay amounts due on the unsecured debt securities at the time of their respective stated maturities but might not be sufficient to pay the amounts due upon acceleration resulting from the event of default. In that case, we would remain liable for those payments.

Title

        The Company and the debenture trustee, and any agent of the Company or the debenture trustee, may treat the person in whose name an unsecured debt security is registered as the absolute owner thereof (whether or not the debt security may be overdue) for the purpose of making payment and for all other purposes.

Governing Law

        The Debenture Indenture and the unsecured debt securities will be governed by, and construed in accordance with, the laws of the State of New York.

Concerning the Debenture Trustee

        The Bank of New York Mellon Trust Company, N.A. is the successor trustee under the Debenture Indenture. The Bank of New York Mellon Trust Company, N.A. also acts as the trustee for certain debt securities of our affiliates. The Bank of New York Mellon makes loans to, and performs other financial services for, us and our affiliates in the normal course of business.

GLOBAL SECURITIES

        We may issue some or all of the first mortgage bonds and unsecured debt securities as book-entry securities. Any such book-entry securities will be represented by one or more fully registered global certificates. We will register each global security with or on behalf of a securities depositary identified in the applicable prospectus supplement. Each global security will be deposited with the securities depositary or its nominee or a custodian for the securities depositary.

        As long as the securities depositary or its nominee is the registered holder of a global security representing securities described in this prospectus, that person will be considered the sole owner and holder of the global security and the securities it represents for all purposes. Except in limited circumstances, owners of beneficial interests in a global security:

  •
  may not have the global security or any securities it represents registered in their names;

  •
  may not receive or be entitled to receive physical delivery of certificated securities in exchange for the global security; and

  •
  will not be considered the owners or holders of the global security or any securities it represents for any purposes under the applicable securities or the related mortgage or indenture.

        We will make all payments of principal and any premium and interest on a global security to the securities depositary or its nominee as the holder of the global security. The laws of some jurisdictions require that certain purchasers of securities take physical delivery of securities in definitive form. These laws may impair the ability to transfer beneficial interests in a global security.

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        Ownership of beneficial interests in a global security will be limited to institutions having accounts with the securities depositary or its nominee, which are called "participants" in this discussion, and to persons that hold beneficial interests through participants. When a global security representing securities described in this prospectus is issued, the securities depositary will credit on its book-entry, registration and transfer system the principal amounts of securities the global security represents to the accounts of its participants. Ownership of beneficial interests in a global security will be shown only on, and the transfer of those ownership interests will be effected only through, records maintained by:

  •
  the securities depositary, with respect to participants' interests; and

  •
  any participant, with respect to interests the participant holds on behalf of other persons.

        Payments participants make to owners of beneficial interests held through those participants will be the responsibility of those participants. The securities depositary may from time to time adopt various policies and procedures governing payments, transfers, exchanges and other matters relating to beneficial interests in a global security. None of the following will have any responsibility or liability for any aspect of the securities depositary's or any participant's records relating to beneficial interests in a global security representing securities described in this prospectus, for payments made on account of those beneficial interests or for maintaining, supervising or reviewing any records relating to those beneficial interests:

  •
  Duke Energy Indiana;

  •
  the applicable trustee; or

  •
  any agent of either of them.

PLAN OF DISTRIBUTION

        We may sell securities to one or more underwriters or dealers for public offering and sale by them, or we may sell the securities to investors directly or through agents. The prospectus supplement relating to the securities being offered will set forth the terms of the offering and the method of distribution and will identify any firms acting as underwriters, dealers or agents in connection with the offering, including:

  •
  the name or names of any underwriters;

  •
  the purchase price of the securities and the proceeds to us from the sale;

  •
  any underwriting discounts and other items constituting underwriters' compensation;

  •
  any public offering price;

  •
  any discounts or concessions allowed or reallowed or paid to dealers; and

  •
  any securities exchange or market on which the securities may be listed.

        Only those underwriters identified in the prospectus supplement are deemed to be underwriters in connection with the securities offered in the prospectus supplement.

        We may distribute the securities from time to time in one or more transactions at a fixed price or prices, which may be changed, or at prices determined as the prospectus supplement specifies. We may sell securities through forward contracts or similar arrangements. In connection with the sale of securities, underwriters, dealers or agents may be deemed to have received compensation from us in the form of underwriting discounts or commissions and also may receive commissions from securities purchasers for whom they may act as agent. Underwriters may sell the securities to or through dealers, and such dealers may receive compensation in the form of discounts, concessions or commissions from the underwriters or commissions from the purchasers for whom they may act as agent.

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        We may sell the securities directly or through agents we designate from time to time. Any agent involved in the offer or sale of the securities covered by this prospectus will be named in a prospectus supplement relating to such securities. Commissions payable by us to agents will be set forth in a prospectus supplement relating to the securities being offered. Unless otherwise indicated in a prospectus supplement, any such agents will be acting on a best-efforts basis for the period of their appointment.

        Some of the underwriters, dealers or agents and some of their affiliates who participate in the securities distribution may engage in other transactions with, and perform other services for, us and our subsidiaries or affiliates in the ordinary course of business.

        Any underwriting or other compensation which we pay to underwriters or agents in connection with the securities offering, and any discounts, concessions or commissions which underwriters allow to dealers, will be set forth in the applicable prospectus supplement. Underwriters, dealers and agents participating in the securities distribution may be deemed to be underwriters, and any discounts and commissions they receive and any profit they realize on the resale of the securities may be deemed to be underwriting discounts and commissions under the Securities Act of 1933, as amended. Underwriters, and their controlling persons, and agents may be entitled, under agreements we enter into with them, to indemnification against certain civil liabilities, including liabilities under the Securities Act of 1933, as amended.

EXPERTS

        The consolidated financial statements incorporated in this prospectus by reference from Duke Energy Indiana, LLC's Annual Report on Form 10-K have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report, which is incorporated herein by reference. Such consolidated financial statements have been so incorporated in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

VALIDITY OF THE SECURITIES

        Kelley A. Karn, Deputy General Counsel of Duke Energy Business Services, LLC, the service company affiliate of Duke Energy Indiana, and/or counsel named in the applicable prospectus supplement, will issue an opinion about the validity of the securities we are offering in the applicable prospectus supplement. Counsel named in the applicable prospectus supplement will pass upon certain legal matters on behalf of any underwriters.

WHERE YOU CAN FIND MORE INFORMATION

        We are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and, in accordance therewith, file annual, quarterly and current reports and other information with the Securities and Exchange Commission, or the SEC. Such reports and other information can be inspected and copied at the SEC's Public Reference Room at 100 F Street, N.E., Room 1580, Washington, D.C. 20549. You may also obtain copies of these documents at prescribed rates from the Public Reference Section of the SEC at its Washington, D.C. address. Please call the SEC at 1-800-SEC-0330 for further information. Our filings with the SEC, as well as additional information about us, are also available to the public through Duke Energy Corporation's website at http://www.duke-energy.com and are made available as soon as reasonably practicable after such material is filed with or furnished to the SEC. The information on Duke Energy Corporation's website is not a part of this prospectus. Our filings are also available to the public through the SEC web site at http://www.sec.gov.

        The SEC allows us to "incorporate by reference" into this prospectus the documents we file with it, which means that we can disclose important information to you by referring you to those documents.

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The information incorporated by reference is considered to be a part of this prospectus, and information that we file later with the SEC will automatically update and supersede this information. This prospectus incorporates by reference the documents incorporated in the prospectus at the time the registration statement became effective and all later documents filed with the SEC, in all cases as updated and superseded by later filings with the SEC.

        Duke Energy Indiana incorporates by reference the documents listed below and any future filings made by us with the SEC under Section 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934, as amended, until the offering is completed:

  •
  Annual Report on Form 10-K for the year ended December 31, 2015;

  •
  Quarterly Reports on Form 10-Q for the quarterly periods ended March 31, 2016, and June 30, 2016; and

  •
  Current Reports on Form 8-K filed on January 4, 2016, and May 12, 2016.

        We, our parent company, Duke Energy Corporation, and certain of its other subsidiaries separately filed the combined Annual Report on Form 10-K and Quarterly Reports on Form 10-Q listed above. We do not intend to incorporate by reference into this prospectus the information relating to Duke Energy Corporation and its subsidiaries (other than Duke Energy Indiana, LLC and its consolidated subsidiary), and we make no representation as to the information relating to Duke Energy Corporation and its subsidiaries (other than Duke Energy Indiana, LLC and its consolidated subsidiary) contained in such combined reports.

        We will provide you without charge a copy of these filings, other than any exhibits unless the exhibits are specifically incorporated by reference into this prospectus. You may request a copy by writing us at the following address or telephoning one of the following numbers:

Investor Relations Department
Duke Energy Indiana, LLC
P.O. Box 1005
Charlotte, North Carolina 28201
(704) 382-3853 or (800) 488-3853 (toll-free)

        You should rely only on the information contained or incorporated by reference in this prospectus. We have not authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. We are not making an offer to sell the securities described in this prospectus in any state where the offer or sale is not permitted. You should assume that the information contained in the prospectus is accurate only as of its date. Our business, financial condition, results of operations and prospects may have changed since that date

15

Prospectus

        Duke Energy Ohio, Inc.

First Mortgage Bonds
Unsecured Debt Securities

        From time to time, we may offer the securities described in the prospectus separately or together in any combination, in one or more classes or series, in amounts, at prices and on terms that we will determine at the time of the offering.

        We will provide specific terms of these offerings and securities in supplements to this prospectus. You should read carefully this prospectus, the information incorporated by reference in this prospectus and any prospectus supplement before you invest. This prospectus may not be used to offer or sell any securities unless accompanied by a prospectus supplement.

        Investing in our securities involves risks. You should carefully consider the information in the section entitled "Risk Factors" contained in our periodic reports filed with the Securities and Exchange Commission and incorporated by reference into this prospectus before you invest in any of our securities.

        We may offer and sell the securities directly, through agents we select from time to time or to or through underwriters or dealers we select. If we use any agents, underwriters or dealers to sell the securities, we will name them and describe their compensation in a prospectus supplement. The price to the public of those securities and the net proceeds we expect to receive from that sale will also be set forth in a prospectus supplement.

        Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the adequacy or accuracy of this prospectus. Any representation to the contrary is a criminal offense.

The date of this prospectus is September 23, 2016.

Prospectus

REFERENCES TO ADDITIONAL INFORMATION

        This prospectus incorporates important business and financial information about us from other documents that are not included in or delivered with this prospectus. This information is available for you to review at the Securities and Exchange Commission's, or SEC's, public reference room located at 100 F Street, N.E., Room 1580, Washington, DC 20549, and through the SEC's website, www.sec.gov. You can also obtain those documents incorporated by reference in this prospectus by requesting them in writing or by telephone from the company at the following address and telephone number:

Investor Relations Department
Duke Energy Ohio, Inc.
P.O. Box 1005
Charlotte, North Carolina 28201
(704) 382-3853 or (800) 488-3853 (toll free)

See "Where You Can Find More Information" in this prospectus.

ABOUT THIS PROSPECTUS

        This prospectus is part of a registration statement that Duke Energy Ohio filed with the SEC utilizing a "shelf" registration process. Under the shelf registration process, we are registering an unspecified amount of first mortgage bonds and unsecured debt securities, and may issue any of such securities in one or more offerings.

        This prospectus provides general descriptions of the securities we may offer. Each time securities are sold, a prospectus supplement will provide specific information about the terms of that offering. The prospectus supplement may also add, update or change information contained in this prospectus. The registration statement filed with the SEC includes exhibits that provide more details about the matters discussed in this prospectus. You should read this prospectus, the related exhibits filed with the SEC and any prospectus supplement, together with the additional information described under the caption "Where You Can Find More Information."

        Unless we have indicated otherwise, or the context otherwise requires, references in this prospectus to "Duke Energy Ohio," "the Company," "we," "us" and "our" or similar terms are to Duke Energy Ohio, Inc..

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 FORWARD-LOOKING STATEMENTS

        This prospectus and the information incorporated by reference in this prospectus include "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are based on our management's beliefs and assumptions and can often be identified by terms and phrases that include "anticipate," "believe," "intend," "estimate," "expect," "continue," "should," "could," "may," "plan," "project," "predict," "will," "potential," "forecast," "target," "guidance," "outlook," or other similar terminology. Various factors may cause actual results to be materially different than the suggested outcomes within forward-looking statements; accordingly, there is no assurance that such results will be realized.

        In light of these risks, uncertainties and assumptions, the events described in the forward-looking statements included or incorporated by reference in this prospectus might not occur or might occur to a different extent or at a different time than described. Forward-looking statements speak only as of the date they are made and we expressly disclaim an obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

ii

THE COMPANY

        Duke Energy Ohio, Inc. is an indirect wholly-owned subsidiary of Duke Energy Corporation. Duke Energy Ohio is a regulated public utility primarily engaged in the transmission and distribution of electricity in portions of Ohio and Kentucky, in the generation and sale of electricity in portions of Kentucky, and the transportation and sale of natural gas in portions of Ohio and Kentucky. Duke Energy Ohio also conducts competitive auctions for retail electricity supply in Ohio whereby recovery of the energy price is from retail customers. Operations in Kentucky are conducted through our wholly owned subsidiary, Duke Energy Kentucky, Inc. As of December 31, 2015, Duke Energy Ohio's service area covers approximately 3,000 square miles and supplies electric service to approximately 840,000 residential, commercial and industrial customers and provides transmission and distribution services for natural gas to approximately 525,000 customers. As of December 31, 2015, our asset portfolio included approximately 1,062 megawatts of owned generation capacity, 19,600 miles of distribution lines and 2,400 miles of transmission lines.

        We are an Ohio corporation. Our principal executive offices are located at 139 East Fourth Street, Cincinnati, Ohio 45202. Our telephone number is (704) 382-3853.

        The foregoing information about Duke Energy Ohio is only a general summary and is not intended to be comprehensive. For additional information about Duke Energy Ohio, you should refer to the information described under the caption "Where You Can Find More Information."

RISK FACTORS

        Investing in our securities involves risks. Before purchasing any securities we offer, you should carefully consider the risk factors under the heading "Risk Factors" in our Annual Report on Form 10-K for the year ended December 31, 2015, which has been filed with the SEC and is incorporated by reference in this prospectus, together with all of the other information included in this prospectus and any prospectus supplement and any other information that we have incorporated by reference, including filings made with the SEC subsequent to the date hereof. Any of these risks, as well as other risks and uncertainties, could harm our financial condition, results of operations or cash flows.

USE OF PROCEEDS

        Unless stated otherwise in the applicable prospectus supplement, we intend to use the net proceeds from the sale of any offered securities:

  •
  to redeem or purchase from time to time presently outstanding securities when we anticipate those transactions will result in an overall cost savings;

  •
  to repay maturing securities;

  •
  to finance our ongoing construction program; or

  •
  for general corporate purposes.

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 RATIO OF EARNINGS TO FIXED CHARGES

        The ratios of earnings to fixed charges have been calculated using the Securities and Exchange Commission guidelines.

		Years Ended December 31,
	Six Months Ended June 30, 2016
(in millions)		2015	2014	2013	2012	2011
		(dollars in millions)
Earnings as defined for fixed charges calculation
Add:
Pretax income from continuing operations	$113	$230	$111	$111	$79	$44
Fixed charges	45	88	100	94	108	119
Deduct:
Interest capitalized	—	—	—	1	2	2

Total earnings	$158	$318	$211	$204	$185	$161

Fixed charges:
Interest on debt, including capitalized portions	$45	$88	$95	$90	$104	$114
Estimate of interest within rental expense	—	—	5	4	4	5

Total fixed charges	$45	$88	$100	$94	$108	$119

Ratio of earnings to fixed charges	3.5	3.6	2.1	2.2	1.7	1.4

DESCRIPTION OF FIRST MORTGAGE BONDS

        We may issue from time to time one or more series of first mortgage bonds under a first mortgage dated as of August 1, 1936 (the "Original Mortgage"), between the Company and The Bank of New York Mellon Trust Company, N.A., as first mortgage trustee, as amended and restated in its entirety by the Fortieth Supplemental Indenture, dated as of March 23, 2009 (the "Fortieth Supplemental Indenture"), as supplemented thereafter to date and as proposed to be supplemented by one or more supplemental indentures. The Original Mortgage, as amended and restated and thereafter supplemented, is sometimes called the "Mortgage" in this prospectus. The term "first mortgage bonds" in this prospectus refers to all securities from time to time issued under the Mortgage. When we offer to sell a particular series of first mortgage bonds, we will describe the specific terms of these Securities in a prospectus supplement.

        We have summarized certain terms and provisions of the Mortgage. The summary is not complete. The Mortgage is an exhibit to the registration statement of which this prospectus forms a part. You should read the Mortgage for the provisions that may be important to you. Terms used in this summary have the meanings specified in the Mortgage. The Mortgage is subject to and governed by the Trust Indenture Act of 1939, as amended.

General

        The Mortgage permits us to issue first mortgage bonds from time to time in an unlimited aggregate amount subject to the limitations described under "—Issuance of Additional First Mortgage Bonds." All first mortgage bonds of any one series need not be issued at the same time, and a series may be reopened for issuances of additional first mortgage bonds of that series. This means that we may from time to time, without the consent of the existing holders of the first mortgage bonds of any series, create and issue additional first mortgage bonds of a series having the same terms and conditions as the previously issued first mortgage bonds of that series in all respects, except for issue date, issue price and, if applicable, the initial interest payment on those additional first mortgage bonds. Additional first mortgage bonds issued in this manner will be consolidated with and will form a

2

single series with, the previously issued first mortgage bonds of that series. For more information, see the discussion below under "—Issuance of Additional First Mortgage Bonds."

        A prospectus supplement and any supplemental indenture, board resolution and officer's certificate relating to any series of first mortgage bonds being offered by this prospectus will include specific terms relating to that offering. These terms will include some or all of the following terms that apply to that series:

  •
  the title of the first mortgage bonds;

  •
  any limit upon the total principal amount of the first mortgage bonds;

  •
  the dates, or the method to determine the dates, on which the principal of the first mortgage bonds will be payable and how it will be paid;

  •
  the interest rate or rates which the first mortgage bonds will bear, or how the rate or rates will be determined, the interest payment dates for the first mortgage bonds and the regular record dates for interest payments;

  •
  any right to extend the interest payments for, or the maturity of, the first mortgage bonds and the duration of any such extension;

  •
  any date or dates on which the first mortgage bonds may be redeemed at our option and the terms, conditions and any restrictions on those redemptions;

  •
  any sinking fund or other provisions that would obligate us to repurchase or otherwise redeem the first mortgage bonds;

  •
  any additions or exceptions to the events of default under the Mortgage or additions or exceptions to our covenants under the Mortgage for the benefit of the holders of first mortgage bonds;

  •
  any denominations other than multiples of $1,000 in which the first mortgage bonds will be issued;

  •
  if payments on the first mortgage bonds may be made in a currency or currencies other than United States dollars; and, if so, the means through which the equivalent principal amount of any payment in United States dollars is to be determined for any purpose;

  •
  any terms pursuant to which the first mortgage bonds may be converted into or exchanged for other securities of ours or of another entity; and

  •
  any other terms of the first mortgage bonds not inconsistent with the terms of the Mortgage.

        We may sell first mortgage bonds at a discount below their principal amount. United States Federal income tax considerations applicable to first mortgage bonds sold at an original issue discount will be described in the applicable prospectus supplement if we sell first mortgage bonds at an original issue discount. In addition, important United States Federal income tax or other tax considerations applicable to any first mortgage bonds denominated or payable in a currency or currency unit other than United States dollars will be described in the applicable prospectus supplement if we sell first mortgage bonds denominated or payable in a currency or currency unit other than United States dollars.

Redemption

        We will set forth any terms for the redemption of first mortgage bonds of any series in the applicable prospectus supplement. If less than all of the first mortgage bonds of any series or any tranche thereof are to be redeemed, the Mortgage Trustee will select the first mortgage bonds to be

3

redeemed by such method as shall be provided for in such particular series or tranche. In the absence of any such provision, the Mortgage Trustee will choose a method of random selection as it may deem fair and appropriate.

        Unless we default in the payment of the redemption price and accrued interest, if any, in the case of an unconditional notice of redemption, first mortgage bonds will cease to bear interest on the redemption date. We will pay the redemption price and any accrued interest to the redemption date upon surrender of any first mortgage bond for redemption. If only part of a first mortgage bond is redeemed, the Mortgage Trustee will deliver to the holder of the first mortgage bond a new first mortgage bond of the same series for the remaining portion without charge.

        We may make any redemption at our option conditional upon the receipt by the paying agent, on or prior to the date fixed for redemption, of money sufficient to pay the redemption price and accrued interest, if any. If the paying agent has not received the money by the date fixed for redemption, we will not be required to redeem the first mortgage bonds.

Payment and Paying Agents

        Except as may be provided in the applicable prospectus supplement, interest, if any, on each first mortgage bond payable on any interest payment date will be paid to the person in whose name that first mortgage bond is registered at the close of business on the regular record date for that interest payment date. However, interest payable at maturity will be paid to the person to whom the principal is paid. If there has been a default in the payment of interest on any first mortgage bond, the defaulted interest may be paid to the holder of that first mortgage bond as of the close of business on a date between 10 and 15 days before the date proposed by us for payment of the defaulted interest or in any other manner permitted by any securities exchange on which that first mortgage bond may be listed, if the Mortgage Trustee finds it practicable.

        Unless otherwise specified in the applicable prospectus supplement, principal, premium, if any, and interest on the first mortgage bonds at maturity will be payable upon presentation of the first mortgage bonds at the corporate trust office of the Mortgage Trustee, 10161 Centurion Parkway N., 2nd Floor, Jacksonville, Florida 32256. However, we may choose to make payment of interest by check mailed to the addresses of the persons entitled to payment as they may appear or have appeared in the security register for the first mortgage bonds. We may change the place of payment on the first mortgage bonds, appoint one or more additional paying agents (including us) and remove any paying agent, all at our discretion.

Registration and Transfer

        Unless otherwise specified in the applicable prospectus supplement, the transfer of first mortgage bonds may be registered, and first mortgage bonds may be exchanged for other first mortgage bonds of the same series or tranche, of authorized denominations and with the same terms and principal amount, at the corporate trust office of the Mortgage Trustee, We may, upon prompt written notice to the Mortgage Trustee and the holders of the first mortgage bonds, designate one or more additional places, or change the place or places previously designated, for registration of transfer and exchange of the first mortgage bonds. No service charge will be made for any registration of transfer or exchange of the first mortgage bonds. However, we may require payment to cover any tax or other governmental charge that may be imposed in connection with a registration of transfer or exchange. We will not be required to execute or to provide for the registration, transfer or exchange of any first mortgage bond

  •
  during the 15 days before giving any notice of redemption; or

  •
  selected for redemption except the unredeemed portion of any first mortgage bond being redeemed in part.

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Lien of the Mortgage

        The Mortgage creates a first lien, subject to any permitted liens, on substantially all of our tangible electric transmission and distribution utility property located in Ohio, together with our recorded easements and rights of way, franchises, licenses, permits, grants, immunities, privileges and rights that are used or useful in the operation of such property, other than Excepted Property (as defined below). These properties are sometimes referred to as our "Mortgaged Property." Additionally, the Mortgage will create a first lien, subject only to permitted liens, on Mortgaged Property that we may acquire after the execution date of the Fortieth Supplemental Indenture.

        We have not made any appraisal of the value of the properties subject to the lien of the Mortgage. The value of the properties in the event of liquidation will depend on market and economic conditions, the availability of buyers and other factors. In the event of liquidation, if the proceeds were not sufficient to repay amounts under all of the first mortgage bonds then outstanding, then holders of first mortgage bonds, to the extent not repaid from the proceeds of the sale of the collateral, would only have an unsecured claim against our remaining assets.

Permitted Liens

        The lien of the Mortgage is subject to Permitted Liens described in the Mortgage. These Permitted Liens include, among others:

  •
  liens existing at the date of execution and delivery of the Original Mortgage;

  •
  as to property acquired by us after the date of execution and delivery of the Original Mortgage, liens existing or placed on such property at the time we acquire such property and any Purchase Money Liens;

  •
  tax liens, assessments and other governmental charges or requirements which are not delinquent or which are being contested in good faith and by appropriate proceedings or of which at least ten business days notice has not been given to our general counsel or to such other person designated by us to receive such notices;

  •
  mechanics', workmen's, repairmen's, materialmen's, warehousemen's and carriers' liens, other liens incident to construction, liens or privileges of any of our employees for salary or wages earned, but not yet payable, and other liens, including without limitation liens for worker's compensation awards, arising in the ordinary course of business for charges or requirements which are not delinquent or which are being contested in good faith and by appropriate proceedings or of which at least ten business days' notice has not been given to our general counsel or to such other person designated by us to receive such notices;

  •
  specified judgment liens and Prepaid Liens;

  •
  easements, leases, reservations or other rights of others in, and defects in title to, our Mortgaged Property;

  •
  liens securing indebtedness or other obligations relating to real property we acquired for specified transmission , distribution or communication purposes or for the purpose of obtaining rights-of-way;

  •
  specified leases and leasehold, license, franchise and permit interests;

  •
  liens resulting from law, rules, regulations, orders or rights of Governmental Authorities and specified liens required by law or governmental regulations;

  •
  liens to secure public obligations; rights of others to take minerals, timber, electric energy or capacity, gas, water, steam or other products produced by us or by others on our property;

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  •
  rights and interests of persons other than us arising out of agreements relating to the common ownership or joint use of property, and liens on the interests of those Persons in the property;

  •
  restrictions on assignment and/or requirements of any assignee to qualify as a permitted assignee and/or public utility or public services corporation; and

  •
  liens which have been bonded for the full amount in dispute or for the payment of which other adequate security arrangements have been made.

        The Mortgage provides that the Mortgage Trustee will have a lien, prior to the lien on the Mortgaged Property securing the first mortgage bonds, for the payment of its reasonable compensation and expenses and for indemnity against specified liabilities. This lien would be a Permitted Lien under the Mortgage.

Excepted Property

        The lien of the Mortgage does not cover, among other things, the following types of property whether owned as of the execution date of the Fortieth Supplemental Indenture or acquired thereafter:

  •
  all of the assets of our subsidiary, Duke Energy Kentucky, Inc.;

  •
  all of our tangible gas transmission and distribution utility property;

  •
  all cash, deposit accounts, securities and all policies of insurance on the lives of our officers not paid or delivered to or deposited with or held by the Mortgage Trustee or required so to be;

  •
  all contracts, leases, operating agreements and other agreements of all kinds (other than our franchises, permits and licenses that are used or useful in the operation of our electric transmission and distribution businesses), contract rights, bills, notes and other instruments, revenues, income and earnings, all accounts, accounts receivable, rights to payment, payment intangibles and unbilled revenues, rights created by statute or governmental action to bill and collect revenues or other amounts from customers or others, credits, claims, demands and judgments;

  •
  all governmental and other licenses, permits, franchises, consents and allowances (other than our franchises, permits and licenses that are used or useful in the operation of our electric transmission and distribution businesses);

  •
  all unrecorded easements and rights of way;

  •
  all intellectual property rights and other general intangibles;

  •
  all vehicles, railroad and other movable equipment, aircraft and vessels and all parts, accessories and supplies used in connection with any of the foregoing;

  •
  all personal property of such character that the perfection of a security interest therein or other lien thereon is not governed by the Uniform Commercial Code in effect where we are organized;

  •
  all goods, stock in trade, wares, merchandise and inventory acquired for the purpose of sale or lease in the ordinary course and conduct of our business, and all materials, supplies, inventory and other items of personal property which are consumable (otherwise than by ordinary wear and tear) in their use in the operation of the Mortgaged Property;

  •
  all fuel, whether or not any such fuel is in a form consumable in the operation of the Mortgaged Property, including separate components of any fuel;

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  •
  all portable tools and equipment, furniture and furnishings, computers and data processing, data storage, data transmission, telecommunications and other facilities, and all other equipment which is used primarily for administrative or clerical purposes;

  •
  all coal, lignite, ore, gas, oil and other minerals and all timber, and all electric energy and capacity, gas, steam and other materials and products generated, manufactured, produced or purchased by us for sale, distribution or use in the ordinary course and conduct of our business;

  •
  all property which is the subject of a lease agreement designating us as lessee, and all our right, title and interest in and to the property and in, to and under the lease agreement, whether or not the lease agreement is intended as security;

  •
  all property which has been released from the lien of the Mortgage and any improvements, extensions and additions to such properties and renewals, replacements, substitutions of or for any parts thereof;

  •
  all property located outside the State of Ohio;

  •
  all property, stations and plants used by us in the generation of electricity, including all land, buildings, structures and works, easements, rights of way, permits, privileges, towers, poles, wires, machinery, equipment, appliances, appurtenances and supplies forming a part of the plants and stations;

  •
  all of our water systems, including all property, permits, privileges, franchises and rights related to the water systems; and

  •
  all property not acquired or constructed by us for use in our electric transmission and distribution businesses.

        We sometimes refer to property of ours not covered by the lien of the Mortgage as "Excepted Property."

Issuance of Additional First Mortgage Bonds

        Subject to the issuance restrictions described below, the aggregate principal amount of first mortgage bonds that may be authenticated and delivered under the Mortgage is unlimited. First mortgage bonds of any series may be issued from time to time only on the basis of, and in an aggregate principal amount not exceeding, the sum of the following:

  •
  66 2/3% of the cost or fair value to us (whichever is less) of Property Additions (as described below) which do not constitute Funded Property (as described below) after specified deductions and additions, primarily including adjustments to offset property retirements;

  •
  the aggregate principal amount of Retired Securities, as defined below; or

  •
  an amount of cash deposited with the Mortgage Trustee.

        "Property Additions" means generally any property owned by us and subject to the lien of the Mortgage. Property Additions will become "Funded Property" when used under the Mortgage for the issuance of first mortgage bonds, the release or retirement of Funded Property, or the withdrawal of cash deposited with the Mortgage Trustee for the issuance of first mortgage bonds.

        "Retired Securities" means any Securities authenticated and delivered under the Mortgage on or after the execution date of the Fortieth Supplemental Indenture which:

  •
  no longer remain outstanding;

  •
  have not been made the basis of the authentication and delivery of first mortgage bonds, the release of Mortgaged Property or the withdrawal of cash, which have been substituted for retired

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    Funded Property or which have been used for other specified purposes under any of the provisions of the Mortgage; and

  •
  have not been paid, redeemed, purchased or otherwise retired by the application thereto of Funded Cash.

        All first mortgage bonds of any one series need not be issued at the same time, and a series may be reopened for issuances of additional first mortgage bonds of that series, provided that such additional first mortgage bonds of that series are fungible with the previously issued first mortgage bonds of that series for U.S. federal income tax purposes. This means that we may from time to time, without the consent of the existing holders of the first mortgage bonds of any series, create and issue additional first mortgage bonds of a series having the same terms and conditions as the previously issued first mortgage bonds of that series in all respects, except for issue date, issue price and, if applicable, the initial interest payment on those additional Securities, provided that such additional first mortgage bonds of that series are fungible with the previously issued first mortgage bonds of that series for U.S. federal income tax purposes. Additional first mortgage bonds issued in this manner will be consolidated with and will form a single series with, the previously issued first mortgage bonds of that series.

Release of Property

        Unless an event of default under the Mortgage has occurred and is continuing, we may obtain the release of Mortgaged Property that constitutes Funded Property, except for cash held by the Mortgage Trustee, upon delivery to the Mortgage Trustee of an amount in cash equal to the amount, if any, by which the lower of the cost or fair value of the property to be released exceeds the aggregate of:

  •
  an amount equal to the aggregate principal amount of any obligations secured by Purchase Money Liens upon the property to be released and delivered to the Mortgage Trustee;

  •
  an amount equal to the cost or fair value to us (whichever is less) of certified Property Additions not constituting Funded Property after specified deductions and additions, primarily including adjustments to offset property retirements (except that these adjustments need not be made if the Property Additions were acquired, made or constructed within the 90-day period preceding the release);

  •
  150% of the aggregate principal amount of first mortgage bonds that we would be entitled to issue on the basis of Retired Securities (with the entitlement being waived by operation of the release);

  •
  150% of the aggregate principal amount of any outstanding first mortgage bonds delivered to the Mortgage Trustee (with the first mortgage bonds to be cancelled by the Mortgage Trustee) other than first mortgage bonds issued on the basis of deposited cash;

  •
  any amount in cash and/or an amount equal to the aggregate principal amount of any obligations secured by Purchase Money Liens delivered to a holder of a prior lien on Mortgaged Property in consideration for the release of such Mortgaged Property from such prior lien; and

  •
  any taxes and expenses incidental to any sale, exchange, dedication or other disposition of the property to be released.

        Unless an event of default under the Mortgage has occurred and is continuing, we may obtain the release from the lien of the Mortgage of any part of the Mortgaged Property or any interest therein, which does not constitute Funded Property, without depositing any cash or property with the Mortgage Trustee as long as (a) the aggregate amount of cost or fair value to us (whichever is less) of all Property Additions which do not constitute Funded Property (excluding the property to be released) after specified deductions and additions, primarily including adjustments to offset property retirements, is not less than zero or (b) the cost or fair value (whichever is less) of property to be released does not exceed the aggregate amount of the cost or fair value to us (whichever is less) of Property Additions acquired, made or constructed within the 90-day period preceding the release.

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        The Mortgage provides simplified procedures for the release of Mortgaged Property with a net book value of up to the greater of $10 million or 3% of outstanding first mortgage bonds during a calendar year and for the release of Mortgaged Property taken or sold in connection with the power of eminent domain, provides for dispositions of certain obsolete or unnecessary Mortgaged Property and for grants or surrender of certain easements, leases or rights of way without any release or consent by the Mortgage Trustee.

        If we retain any interest in any property released from the lien of the Mortgage, the Mortgage will not become a lien on the property or the interest in the property or any improvements, extensions or additions to, or any renewals, replacements or substitutions of or for, any part or parts of the property unless we subject such property to the lien of the Mortgage.

        The Mortgage also provides that we may terminate, abandon, surrender, cancel, release, modify or dispose of any of our franchises, permits or licenses that are Mortgaged Property without any consent of the Mortgage Trustee or the holders of outstanding first mortgage bonds; provided that (i) such action is, in our opinion, necessary, desirable or advisable in the conduct of our business, and (ii) any of our franchises, permits or licenses that, in our opinion, cease to be necessary for the operation of Mortgaged Property shall cease to be Mortgaged Property without any release or consent, or report to, the Mortgage Trustee.

Withdrawal of Cash

        Unless an event of default under the Mortgage has occurred and is continuing, and subject to specified limitations, cash held by the Mortgage Trustee may, generally, (1) be withdrawn by us (a) to the extent of the cost or fair value to us (whichever is less) of Property Additions not constituting Funded Property, after specified deductions and additions, primarily including adjustments to offset retirements (except that these adjustments need not be made if the Property Additions were acquired, made or constructed within the 90-day period preceding the withdrawal) or (b) in an amount equal to the aggregate principal amount of first mortgage bonds that we would be entitled to issue on the basis of Retired Securities or bond credits (with the entitlement to the issuance being waived by operation of the withdrawal) or (c) in an amount equal to the aggregate principal amount of any outstanding first mortgage bonds delivered to the Mortgage Trustee (with the first mortgage bonds to be cancelled by the Mortgage Trustee), or (2) upon our request, be applied to (a) the purchase of first mortgage bonds or (b) the payment (or provision for payment) at stated maturity of any first mortgage bonds or the redemption (or provision for payment) of any first mortgage bonds which are redeemable.

Satisfaction and Discharge of First Mortgage Bonds

        We will be discharged from our obligations on any first mortgage bonds if we irrevocably deposit with the Mortgage Trustee or any paying agent, other than us, sufficient cash or government securities to pay the principal, interest, any premium and any other sums when due on the stated maturity date or a redemption date of the first mortgage bonds.

Consolidation, Merger and Conveyance of Assets

        Under the terms of the Mortgage, we may not consolidate with or merge into any other entity or convey, transfer or lease as, or substantially as, an entirety to any entity the Mortgaged Property, unless:

  •
  the surviving or successor entity, or an entity which acquires by conveyance or transfer or which leases our Mortgaged Property as, or substantially as, an entirety, is organized and validly existing under the laws of any domestic jurisdiction, and it expressly assumes our obligations on all first mortgage bonds then outstanding under the Mortgage and confirms the lien of the Mortgage on the Mortgaged Property (as constituted immediately prior to the time such

9

    transaction became effective) and subjects to the lien of the Mortgage all property thereafter acquired by the successor entity that constitutes an improvement, extension or addition to the Mortgaged Property (as so constituted) or a renewal, replacement or substitution of or for any part thereof, but only to the extent that such improvement, extension or addition is so affixed or attached to real property as to be regarded a part of such real property or is an improvement, extension or addition to personal property that is made to maintain, renew, repair or improve the function of such personal property and is physically installed in or affixed to such personal property;

  •
  in the case of a lease, such lease is made expressly subject to termination by us or by the Mortgage Trustee and by the purchaser of the property so leased at any sale thereof at any time during the continuance of an event of default under the Mortgage;

  •
  we shall have delivered to the Mortgage Trustee an officer's certificate and an opinion of counsel as provided in the Mortgage; and

  •
  immediately after giving effect to such transaction (and treating any debt that becomes an obligation of the successor entity as a result of such transaction as having been incurred by the successor entity at the time of such transaction), no event of default under the Mortgage, or event which, after notice or lapse of time or both, would become an event of default under the Mortgage, shall have occurred and be continuing.

        In the case of the conveyance or other transfer of the Mortgaged Property as, or substantially as, an entirety to any other person, upon the satisfaction of all the conditions described above, we would be released and discharged from all our obligations and covenants under the Mortgage and on the first mortgage bonds then outstanding unless we elect to waive such release and discharge.

        The Mortgage does not prevent or restrict:

  •
  any conveyance or other transfer, or lease, of any part of the Mortgaged Property that does not constitute the entirety, or substantially the entirety, of the Mortgaged Property; or

  •
  any conveyance, transfer or lease of any of our properties where we retain Mortgaged Property with a fair value in excess of 150% of the aggregate principal amount of all outstanding first mortgage bonds, and any other outstanding debt secured by a Purchase Money Lien that ranks equally with, or senior to, the first mortgage bonds with respect to the Mortgaged Property. This fair value will be determined within 90 days of the conveyance, transfer or lease by an independent expert that we select.

        Although the successor entity may, in its sole discretion, subject to the lien of the Mortgage property then owned or thereafter acquired by the successor entity, the lien of the Mortgage generally will not cover the property of the successor entity other than the property it acquires from us and improvements, extensions and additions to such property and renewals, replacements and substitutions thereof, within the meaning of the Mortgage.

Events of Default

        "Event of default," when used in the Mortgage, means any of the following:

  •
  failure to pay interest on any first mortgage bonds for 30 days after it is due unless we have made a valid extension of the interest payment period with respect to such Security as provided in the Mortgage;

  •
  failure to pay the principal of or any premium on any Security when due unless we have made a valid extension of the maturity of such Security as provided in the Mortgage;

10

  •
  failure to perform or breach of any other covenant or warranty in the Mortgage that continues for 90 days after we receive written notice from the Mortgage Trustee, or we and the Mortgage Trustee receive written notice from the holders of at least 35% in aggregate principal amount of the outstanding first mortgage bonds, unless the Mortgage Trustee, or the Mortgage Trustee and the holders of a principal amount of first mortgage bonds not less than the principal amount of first mortgage bonds the holders of which gave such notice, as the case may be, agree in writing to an extension of such period prior to its expiration; provided, however, that the Mortgage Trustee, or the Mortgage Trustee and the holders of such principal amount of first mortgage bonds, as the case may be, shall be deemed to have agreed to an extension of such period if corrective action is initiated by us within such period and is being diligently pursued; or

  •
  events of our bankruptcy, insolvency or reorganization as specified in the Mortgage.

Remedies

        If an event of default under the Mortgage occurs and is continuing, then the Mortgage Trustee, by written notice to us, or the holders of at least 35% in aggregate principal amount of the outstanding first mortgage bonds, by written notice to us and the Mortgage Trustee, may declare the principal amount of all of the first mortgage bonds to be due and payable immediately, and upon our receipt of such notice, such principal amount, together with premium, if any, and accrued and unpaid interest will become immediately due and payable.

        At any time after such a declaration of acceleration has been made but before any sale of the Mortgaged Property and before a judgment or decree for payment of the money due has been obtained by the Mortgage Trustee, the event of default under the Mortgage giving rise to such declaration of acceleration will be considered cured, and such declaration and its consequences will be considered rescinded and annulled, if:

  •
  we have paid or deposited with the Mortgage Trustee a sum sufficient to pay:

  •
  all overdue interest on all outstanding first mortgage bonds;

  •
  the principal of and premium, if any, on the outstanding first mortgage bonds that have become due otherwise than by such declaration of acceleration and overdue interest thereon;

  •
  interest on overdue interest to the extent lawful; and

  •
  all amounts due to the Mortgage Trustee under the Mortgage; and

  •
  any other event of default under the Mortgage with respect to the first mortgage bonds has been cured or waived as provided in the Mortgage.

        There is no automatic acceleration, even in the event of our bankruptcy, insolvency or reorganization.

        Subject to the Mortgage, under specified circumstances and to the extent permitted by law, if an event of default under the Mortgage occurs and is continuing, the Mortgage Trustee has the power to appoint a receiver for the Mortgaged Property and has the power to take possession of, and to hold, operate and manage, the Mortgaged Property, or with or without entry, sell the Mortgaged Property. If the Mortgaged Property is sold, whether by the Mortgage Trustee or pursuant to judicial proceedings, the principal of the outstanding first mortgage bonds, if not previously due, will become immediately due, together with any premium and accrued interest.

        Other than its duties in case of an event of default under the Mortgage, the Mortgage Trustee is not obligated to exercise any of its rights or powers under the Mortgage at the request, order or

11

direction of any of the holders, unless the holders offer the Mortgage Trustee an indemnity satisfactory to it.

        If they provide this indemnity, the holders of a majority in principal amount of the outstanding first mortgage bonds will have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Mortgage Trustee, or exercising any trust or power conferred upon the Mortgage Trustee. The Mortgage Trustee is not obligated to comply with directions that conflict with law or other provisions of the Mortgage or that could involve the Mortgage Trustee in personal liability in circumstances where indemnity would not, in the Mortgage Trustee's sole discretion, be adequate.

        No holder of first mortgage bonds will have any right to institute any proceeding under the Mortgage, or any remedy under the Mortgage, unless:

  •
  the holder has previously given to the Mortgage Trustee written notice of a continuing event of default under the Mortgage;

  •
  the holders of a majority in aggregate principal amount of the outstanding first mortgage bonds of all series have made a written request to the Mortgage Trustee and have offered indemnity satisfactory to the Mortgage Trustee to institute proceedings; and

  •
  the Mortgage Trustee has failed to institute any proceeding for 60 days after notice and has not received during that period any direction from the holders of a majority in aggregate principal amount of the outstanding first mortgage bonds inconsistent with the written request of holders referred to above.

        However, these limitations do not apply to the absolute and unconditional right of a holder of a Security to institute suit for payment of the principal, premium, if any, or interest on such Security on or after the applicable due date.

        We will provide to the Mortgage Trustee an annual statement by an appropriate officer as to our compliance with all conditions and covenants under the Mortgage.

Modification and Waiver

        Without the consent of any holder of first mortgage bonds, we and the Mortgage Trustee may enter into one or more supplemental indentures for any of the following purposes:

  •
  to evidence the assumption by any permitted successor of our covenants in the Mortgage and in the first mortgage bonds;

  •
  to add one or more covenants or other provisions for the benefit of the holders of first mortgage bonds, or to surrender any right or power conferred upon us;

  •
  to add additional events of default under the Mortgage;

  •
  to change or eliminate or add any new provision to the Mortgage; provided, however, if the change, elimination or addition will adversely affect the interests of the holders of first mortgage bonds of any series in any material respect, the change, elimination or addition will become effective only:

  •
  when the consent of the holders of first mortgage bonds of such series has been obtained in accordance with the Mortgage; or

  •
  when no first mortgage bonds of the affected series remain outstanding under the Mortgage;

  •
  to provide additional security for any first mortgage bonds;

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  •
  to establish the form or terms of first mortgage bonds of any other series as permitted by the Mortgage;

  •
  to evidence and provide for the acceptance of appointment by a separate or successor Mortgage Trustee or co-trustee;

  •
  to change any place where principal, premium, if any, and interest shall be payable, first mortgage bonds may be surrendered for registration of transfer or exchange, and notices and demands to us may be served;

  •
  to amend and restate the Mortgage as originally executed and as amended from time to time, with additions, deletions and other changes that do not adversely affect the interests of the holders of first mortgage bonds of any series in any material respect; or

  •
  to cure any ambiguity or inconsistency or to make any other changes or additions to the provisions of the Mortgage if such changes or additions will not materially adversely affect the interests of first mortgage bonds of any series in any material respect.

        The holders of a majority in aggregate principal amount of then outstanding first mortgage bonds, considered as one class, may waive compliance by us with some restrictive provisions of the Mortgage. The holders of a majority in principal amount of then outstanding first mortgage bonds may waive any past default under the Mortgage, except a default in the payment of principal, premium, if any, or interest and certain covenants and provisions of the Mortgage that cannot be modified or amended without the consent of the holder of each outstanding Security of any affected series.

        Except as provided below, the consent of the holders of a majority in aggregate principal amount of then outstanding first mortgage bonds, considered as one class, is required for all other amendments or modifications to the Mortgage. However, if less than all of the series of first mortgage bonds outstanding are directly affected by a proposed amendment or modification, then the consent of the holders of only a majority in aggregate principal amount of the outstanding first mortgage bonds of all series that are directly affected, considered as one class, will be required. Notwithstanding the foregoing, no amendment or modification may be made without the consent of the holder of each directly affected Security of any series then outstanding to:

  •
  change the stated maturity of the principal of, or any installment of principal of or interest on, any Security of such series or reduce the principal amount of any Security of such series or its rate of interest or change the method of calculating that interest rate or reduce any premium payable upon redemption, or change the currency in which payments are made, or impair the right to institute suit for the enforcement of any payment on or after the stated maturity of any Security of such series;

  •
  create any lien ranking prior to the lien of the Mortgage with respect to the Mortgaged Property, terminate the lien of the Mortgage on the Mortgaged Property or deprive any holder of a Security of such series of the benefits of the security of the lien of the Mortgage;

  •
  reduce the percentage in principal amount of the outstanding first mortgage bonds of any series the consent of the holders of which is required for any amendment or modification or any waiver of compliance with a provision of the Mortgage or of any default thereunder and its consequences, or reduce the requirements for a quorum or voting; or

  •
  modify certain provisions of the Mortgage relating to supplemental indentures, waivers of some covenants and waivers of past defaults with respect to the first mortgage bonds of any series.

        A supplemental indenture that is to remain in effect only so long as there shall be outstanding first mortgage bonds of one or more particular series, or that modifies the rights of the holders of first

13

mortgage bonds of one or more series, will not affect the rights under the Mortgage of the holders of the first mortgage bonds of any other series.

        The Mortgage provides that first mortgage bonds owned by us or anyone else required to make payment on the first mortgage bonds shall be disregarded and considered not to be outstanding in determining whether the required holders have given a request or consent.

        We may fix in advance a record date to determine the holders entitled to give any request, demand, authorization, direction, notice, consent, waiver or similar act of the holders, but we have no obligation to do so. If we fix a record date, that request, demand, authorization, direction, notice, consent, waiver or other act of the holders may be given before or after that record date, but only the holders of record at the close of business on that record date will be considered holders for the purposes of determining whether holders of the required percentage of the outstanding first mortgage bonds have authorized or agreed or consented to the request, demand, authorization, direction, notice, consent, waiver or other act of the holders. For that purpose, the outstanding first mortgage bonds will be computed as of the record date.

        Any request, demand, authorization, direction, notice, consent, election, waiver or other act of a holder of any Security will bind every future holder of that Security and the holder of every Security issued upon the registration of transfer of or in exchange for that Security. A transferee will also be bound by acts of the Mortgage Trustee or us in reliance thereon, whether or not notation of that action is made upon the Security.

Resignation of the Mortgage Trustee

        The Mortgage Trustee may resign at any time by giving written notice to us or may be removed at any time by an act of the holders of a majority in principal amount of first mortgage bonds then outstanding delivered to the Mortgage Trustee and us. No resignation or removal of the Mortgage Trustee and no appointment of a successor trustee will be effective until the acceptance of appointment by a successor trustee. So long as no event of default or event which, after notice or lapse of time, or both, would become an event of default has occurred and is continuing and except with respect to a trustee appointed by act of the holders, if we have delivered to the Mortgage Trustee a board resolution appointing a successor trustee and the successor has accepted the appointment in accordance with the terms of the Mortgage, the Mortgage Trustee will be deemed to have resigned and the successor will be deemed to have been appointed as trustee in accordance with the Mortgage.

Notices

        Notices to holders of first mortgage bonds of any series will be given by mail to the addresses of the holders as they may appear in the security register for the first mortgage bonds of such series.

Title

        We, the Mortgage Trustee, and any of our or the Mortgage Trustee's agents, may treat the person in whose name first mortgage bonds of any series are registered as the absolute owner thereof, whether or not the first mortgage bonds of such series may be overdue, for the purpose of making payments and for all other purposes irrespective of notice to the contrary.

Governing Law

        The Mortgage is governed by, and construed in accordance with, the laws of the State of Ohio except that the rights, duties, obligations, privileges, immunities and standard of care of the Trustee will be governed by the laws of the State of New York.

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Information about the Mortgage Trustee

        The Mortgage Trustee is The Bank of New York Mellon Trust Company, N.A. In addition to acting as Mortgage Trustee, The Bank of New York Mellon Trust Company, N.A. also acts, and may act, as trustee under various indentures, trusts and guarantees of ours and our affiliates. We and our affiliates maintain deposit accounts and credit and liquidity facilities and conduct other banking transactions with the Mortgage Trustee and its affiliate, The Bank of New York Mellon in the ordinary course of our respective businesses.

DESCRIPTION OF UNSECURED DEBT SECURITIES

        We may issue from time to time one or more series of senior unsecured debt securities or junior subordinated unsecured debt securities under a Debenture Indenture, dated May 15, 1995, between us and The Bank of New York Mellon Trust Company, N.A., as successor debenture trustee. When we offer to sell a particular series of unsecured debt securities, we will describe the specific terms of these unsecured debt securities in a prospectus supplement. Such prospectus supplement will also indicate whether the general terms and provisions described in this prospectus apply to that particular series of unsecured debt securities.

        We have summarized certain terms and provisions of the Debenture Indenture. The summary is not complete. The Debenture Indenture is an exhibit to the registration statement of which this prospectus forms a part. You should read the Debenture Indenture for the provisions that may be important to you. Terms used in this summary have the meanings specified in the Debenture Indenture. The Debenture Indenture is subject to and governed by the Trust Indenture Act of 1939, as amended.

General

        The Debenture Indenture allows us to issue unsecured debt securities in an unlimited amount from time to time. The relevant prospectus supplement will describe the terms of any unsecured debt securities being offered, including:

  •
  the title of the unsecured debt securities;

  •
  any limit on the aggregate principal amount of the unsecured debt securities;

  •
  the date or dates on which the principal of any of the unsecured debt securities will be payable;

  •
  the rate or rates at which any of the unsecured debt securities will bear interest, if any;

  •
  the date from which interest, if any, on the unsecured debt securities will accrue, the dates on which interest, if any, will be payable, the date on which payment of interest, if any, will commence, and the record dates for any interest payments;

  •
  the right, if any, to extend interest payment periods and the duration of any extension;

  •
  any redemption, purchase or sinking fund provisions;

  •
  the place or places where the principal of and any premium and interest on any of the unsecured debt securities will be payable;

  •
  the denominations in which the unsecured debt securities will be issuable;

  •
  the index, if any, with reference to which the amount of principal of or any premium or interest on the unsecured debt securities will be determined;

  •
  any addition to or change in the events of default applicable to any of the unsecured debt securities and any change in the right of the debenture trustee or the holders to declare the principal amount of any of the unsecured debt securities due and payable;

15

  •
  any addition to or change in the covenants in the Debenture Indenture;

  •
  whether the unsecured debt securities will be defeasible;

  •
  whether the unsecured debt securities will be issued in the form of one or more global securities;

  •
  the applicability of or any change in the subordination provisions of the Debenture Indenture to a series of unsecured debt securities; and

  •
  any other terms of the unsecured debt securities not inconsistent with the provisions of the Debenture Indenture.

Subordination of Certain Unsecured Debt Securities

        The Debenture Indenture provides that one or more series of unsecured debt securities may be subordinate and subject in right of payment to the prior payment in full of all senior debt of the Company.

        No payment of principal of (including redemption and sinking fund payments), premium, if any, or interest on, the junior subordinated unsecured debt securities may be made if any senior debt is not paid when due, if any default has not been cured or waived, or if the maturity of any senior debt has been accelerated because of a default. Upon any distribution of assets of the Company to creditors upon any dissolution, winding-up, liquidation or reorganization, whether voluntary or involuntary or in bankruptcy, insolvency, receivership or other proceedings, all principal of, and premium, if any, and interest due or to become due on, all senior debt must be paid in full before the holders of the junior subordinated unsecured debt securities are entitled to receive or retain any payment. The rights of the holders of the junior subordinated unsecured debt securities will be subordinated to the rights of the holders of senior debt to receive payments or distributions applicable to senior debt.

        In this prospectus, we use the term "senior debt" to mean the principal of, premium, if any, interest on and any other payment due pursuant to any of the following, whether currently outstanding or later incurred, created or assumed:

          (a)   all indebtedness of the Company evidenced by notes, debentures, bonds, or other securities sold by the Company for money, excluding junior subordinated unsecured debt securities, but including all first mortgage bonds of the Company outstanding from time to time;

          (b)   all indebtedness of others of the kinds described in the preceding clause (a) assumed by or guaranteed in any manner by the Company; and

          (c)   all renewals, extensions, or refundings of indebtedness of the kinds described in either of the preceding clauses (a) and (b);

unless the instrument creating, evidencing, assuming or guaranteeing any particular indebtedness, renewal, extension or refunding expressly provides that such indebtedness, renewal, extension or refunding is not superior in right of payment to or is pari passu with the junior subordinated unsecured debt securities.

        The Debenture Indenture does not limit the aggregate amount of senior debt that the Company may issue.

Exchange, Register and Transfer

        The unsecured debt securities of each series will be issuable only in fully registered form without coupons.

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        The unsecured debt securities may be presented for exchange or registration of transfer in the manner, at the places and subject to the restrictions set forth in the unsecured debt securities and the relevant prospectus supplement. Subject to the limitations noted in the Debenture Indenture, you will not have to pay for these services, except for any associated taxes or other governmental charges.

Payment and Paying Agents

        Unless the applicable prospectus supplement indicates otherwise, payment of interest on an unsecured debt security on any interest payment date will be made to the person in whose name the debt security is registered at the close of business on the regular record date for the interest payment.

        Unless the applicable prospectus supplement indicates otherwise, principal of and any premium and interest on the unsecured debt securities will be payable at the office of the paying agent designated by us. However, we may elect to pay interest by check mailed to the address of the person entitled to the payment at the address appearing in the security register. Unless otherwise indicated in the applicable prospectus supplement, the corporate trust office of the debenture trustee in the City of Cincinnati will be designated as our sole paying agent for payments with respect to unsecured debt securities of each series. Any other paying agents initially designated by us for the unsecured debt securities of a particular series will be named in the applicable prospectus supplement. We may at any time designate additional paying agents or rescind the designation of any paying agent or approve a change in the office through which any paying agent acts, except that we will be required to maintain a paying agent in each place of payment for the unsecured debt securities of a particular series.

        All moneys paid by us to a paying agent for the payment of the principal of or any premium or interest on any unsecured debt security which remain unclaimed at the end of 18 months after the principal, premium or interest has become due and payable will be repaid to us, and the holder of the debt security thereafter may look only to us for payment.

Consolidation, Merger, and Sale of Assets

        The Debenture Indenture does not contain any provision that restricts our ability to merge or consolidate with or into any other entity, sell or convey all or substantially all of our assets to any other entity or otherwise engage in restructuring transactions, provided that the successor entity assumes due and punctual payment of the principal, premium, if any, and interest on the unsecured debt securities.

Events of Default

        Each of the following is defined as an event of default under the Debenture Indenture with respect to unsecured debt securities of any series:

  •
  failure to pay principal of or any premium on any debt security of that series when due;

  •
  failure to pay any interest on any debt security of that series when due, continued for 30 days;

  •
  failure to deposit any sinking fund payment, when due, in respect of any debt security of that series;

  •
  failure to perform any other of our covenants in the Debenture Indenture (other than a covenant included in the Debenture Indenture solely for the benefit of a series other than that series), continuing for 90 days after written notice has been given by the debenture trustee or the holders of at least 35% in aggregate principal amount of the outstanding unsecured debt securities of that series, as provided in the Debenture Indenture; and

  •
  certain events of bankruptcy, insolvency or reorganization.

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        If an event of default (other than a bankruptcy, insolvency or reorganization event of default) with respect to the outstanding unsecured debt securities of any series occurs and is continuing, either the debenture trustee or the holders of at least 35% in aggregate principal amount of the outstanding unsecured debt securities of that series, by notice as provided in the Debenture Indenture, may declare the principal amount of the unsecured debt securities of that series to be due and payable immediately. If a bankruptcy, insolvency or reorganization event of default with respect to the outstanding unsecured debt securities of any series occurs, the principal amount of all the unsecured debt securities of that series will automatically, and without any action by the debenture trustee or any holder, become immediately due and payable. After any such acceleration, but before a judgment or decree based on acceleration, the holders of a majority in aggregate principal amount of the outstanding unsecured debt securities of that series may, under certain circumstances, rescind and annul the acceleration if all events of default, other than the non-payment of accelerated principal, have been cured or waived as provided in the Debenture Indenture. For information as to waiver of defaults, see "Modification and Waiver."

        Subject to the provisions of the Debenture Indenture relating to the duties of the debenture trustee, if an event of default occurs, the debenture trustee will be under no obligation to exercise any of its rights or powers under the Debenture Indenture at the request or direction of any of the holders, unless the holders shall have offered to the debenture trustee reasonably satisfactory indemnity. Subject to these provisions for the indemnification of the debenture trustee, the holders of a majority in aggregate principal amount of the outstanding unsecured debt securities of any series will have the right to direct the time, method and place of conducting any proceeding for any remedy available to the debenture trustee, or exercising any trust or power conferred on the debenture trustee, with respect to the unsecured debt securities of that series.

        No holder of an unsecured debt security of any series will have any right to institute any proceeding with respect to the Debenture Indenture, or for the appointment of a receiver or a debenture trustee, or for any other remedy thereunder, unless:

          (a)   the holder has previously given to the debenture trustee written notice of a continuing event of default with respect to the unsecured debt securities of that series;

          (b)   the holders of at least 35% in aggregate principal amount of the outstanding unsecured debt securities of that series have made written request, and have offered reasonably satisfactory indemnity, to the debenture trustee to institute a proceeding as trustee; and

          (c)   the debenture trustee has failed to institute a proceeding, and has not received from the holders of a majority in aggregate principal amount of the outstanding unsecured debt securities of that series a direction inconsistent with such request, within 60 days after receipt of such notice, request and offer of indemnity. However, these limitations do not apply to a suit instituted by a holder of a debt security for the enforcement of payment of the principal of or any premium or interest on the debt security on or after the applicable due date specified in the debt security.

        We will be required to furnish to the debenture trustee annually a statement by certain of our officers as to whether or not we, to our knowledge, are in default in the performance or observance of any of the terms, provisions and conditions of the Debenture Indenture and, if so, specifying all known defaults.

Modification and Waiver

        Modifications and amendments of the Debenture Indenture may be made by us and the debenture trustee with the consent of the holders of not less than a majority in aggregate principal amount of the outstanding unsecured debt securities of each series affected by the modification or amendment;

18

provided, however, no modification or amendment may, without the consent of the holder of each outstanding debt security affected:

  •
  change the stated maturity of the principal of, or any installment of principal of or interest on, any debt security;

  •
  reduce the principal amount of, or any premium or interest on, any debt security;

  •
  reduce the amount of principal of an original issue discount security or any other debt security payable upon acceleration of the maturity thereof;

  •
  change the place or currency of payment of principal of, or any premium or interest on, any debt security;

  •
  affect the applicability of the subordination provisions to any debt security;

  •
  impair the right to institute suit for the enforcement of any payment on or with respect to any debt security;

  •
  reduce the percentage in aggregate principal amount of outstanding unsecured debt securities of any series, the consent of whose holders is required for modification or amendment of the Debenture Indenture;

  •
  reduce the percentage in aggregate principal amount of outstanding unsecured debt securities of any series necessary for waiver of compliance with certain provisions of the Debenture Indenture or for waiver of certain defaults; or

  •
  modify these provisions relating to modification and waiver.

        The holders of not less than a majority in aggregate principal amount of the outstanding unsecured debt securities of any series may waive our compliance with certain restrictive provisions of the Debenture Indenture. The holders of a majority in aggregate principal amount of the outstanding unsecured debt securities of any series may waive any past default under the Debenture Indenture, except a default in the payment of principal, premium, or interest and certain covenants and provisions of the Debenture Indenture which cannot be modified or amended without the consent of the holder of each outstanding debt security of the series affected.

        Generally, we will be entitled to set any day as a record date for the purpose of determining the holders of outstanding unsecured debt securities of any series entitled to give or take any direction, notice, consent, waiver, or other action under the Debenture Indenture, in the manner and subject to the limitations provided in the Debenture Indenture. In certain limited circumstances, the debenture trustee will be entitled to set a record date for action by holders. If a record date is set for any action to be taken by holders of a particular series, the action may be taken only by persons who are holders of outstanding unsecured debt securities of that series on the record date. To be effective, the action must be taken by holders of the requisite aggregate principal amount of unsecured debt securities within 180 days following the record date, or such shorter period as we (or the debenture trustee, if it sets the record date) may specify.

Defeasance and Covenant Defeasance

        Under the Debenture Indenture, we may elect to have the provisions of the Debenture Indenture relating to defeasance and discharge of indebtedness, or the provisions relating to defeasance of certain restrictive covenants, applied with respect to the unsecured debt securities of any series.

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Defeasance and Discharge

        If we elect to have the provisions of the Debenture Indenture relating to defeasance and discharge of indebtedness applied to any unsecured debt securities, we will be discharged from all our obligations with respect to those unsecured debt securities (except for certain obligations to exchange or register the transfer of unsecured debt securities, to replace stolen, lost or mutilated unsecured debt securities, to maintain paying agencies and to hold moneys for payment in trust) upon the deposit in trust for the benefit of the holders of such unsecured debt securities of money or U.S. Government Obligations, or both, which will provide money sufficient to pay the principal of and any premium and interest on the unsecured debt securities as they become due. This defeasance or discharge may occur only if, among other things, we have delivered to the debenture trustee an opinion of counsel to the effect that we have received from, or there has been published by, the United States Internal Revenue Service a ruling, or there has been a change in tax law, in either case to the effect that holders of the unsecured debt securities will not recognize gain or loss for federal income tax purposes as a result of the deposit, defeasance, and discharge and will be subject to federal income tax on the same amount, in the same manner and at the same times as would have been the case if the deposit, defeasance and discharge did not occur.

Defeasance of Certain Covenants

        If we elect to have the provisions of the Debenture Indenture relating to defeasance of certain covenants applied to any unsecured debt securities, we may omit to comply with certain restrictive covenants that may be described in any applicable prospectus supplement, and the occurrence of certain events of default with respect to those restrictive covenants will no longer be applicable to those unsecured debt securities. In order to exercise this option, we will be required to deposit, in trust for the benefit of the holders of the unsecured debt securities, money or U.S. Government Obligations, or both, which will provide money sufficient to pay the principal of and any premium and interest on the unsecured debt securities as they become due. We will also be required, among other things, to deliver to the debenture trustee an opinion of counsel to the effect that holders of such unsecured debt securities will not recognize gain or loss for federal income tax purposes as a result of such deposit and defeasance of certain obligations and will be subject to federal income tax on the same amount, in the same manner and at the same times as would have been the case if such deposit and defeasance did not occur. If we were to exercise this option with respect to any unsecured debt securities and those unsecured debt securities subsequently were declared due and payable because of the occurrence of any event of default, the amount of money and U.S. Government Obligations deposited in trust would be sufficient to pay amounts due on the unsecured debt securities at the time of their respective stated maturities but might not be sufficient to pay the amounts due upon acceleration resulting from the event of default. In that case, we would remain liable for those payments.

Title

        The Company and the debenture trustee, and any agent of the Company or the debenture trustee, may treat the person in whose name an unsecured debt security is registered as the absolute owner thereof (whether or not the debt security may be overdue) for the purpose of making payment and for all other purposes.

Governing Law

        The Debenture Indenture and the unsecured debt securities will be governed by, and construed in accordance with, the laws of the State of New York.

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Concerning the Debenture Trustee

        The Bank of New York Mellon Trust Company, N.A. is the successor trustee under the Debenture Indenture. The Bank of New York Mellon Trust Company, N.A. also acts as the trustee for our first mortgage bonds and for certain debt securities of our affiliates. The Bank of New York Mellon makes loans to, and performs other financial services for, us and our affiliates in the normal course of business.

GLOBAL SECURITIES

        We may issue some or all of the first mortgage bonds and unsecured debt securities as book-entry securities. Any such book-entry securities will be represented by one or more fully registered global certificates. We will register each global security with or on behalf of a securities depositary identified in the applicable prospectus supplement. Each global security will be deposited with the securities depositary or its nominee or a custodian for the securities depositary.

        As long as the securities depositary or its nominee is the registered holder of a global security representing securities described in this prospectus, that person will be considered the sole owner and holder of the global security and the securities it represents for all purposes. Except in limited circumstances, owners of beneficial interests in a global security:

  •
  may not have the global security or any securities it represents registered in their names;

  •
  may not receive or be entitled to receive physical delivery of certificated securities in exchange for the global security; and

  •
  will not be considered the owners or holders of the global security or any securities it represents for any purposes under the applicable securities or the related mortgage or indenture.

        We will make all payments of principal and any premium and interest on a global security to the securities depositary or its nominee as the holder of the global security. The laws of some jurisdictions require that certain purchasers of securities take physical delivery of securities in definitive form. These laws may impair the ability to transfer beneficial interests in a global security.

        Ownership of beneficial interests in a global security will be limited to institutions having accounts with the securities depositary or its nominee, which are called "participants" in this discussion, and to persons that hold beneficial interests through participants. When a global security representing securities described in this prospectus is issued, the securities depositary will credit on its book-entry, registration and transfer system the principal amounts of securities the global security represents to the accounts of its participants. Ownership of beneficial interests in a global security will be shown only on, and the transfer of those ownership interests will be effected only through, records maintained by:

  •
  the securities depositary, with respect to participants' interests; and

  •
  any participant, with respect to interests the participant holds on behalf of other persons.

        Payments participants make to owners of beneficial interests held through those participants will be the responsibility of those participants. The securities depositary may from time to time adopt various policies and procedures governing payments, transfers, exchanges and other matters relating to beneficial interests in a global security. None of the following will have any responsibility or liability for any aspect of the securities depositary's or any participant's records relating to beneficial interests in a global security representing securities described in this prospectus, for payments made on account of those beneficial interests or for maintaining, supervising or reviewing any records relating to those beneficial interests:

  •
  Duke Energy Ohio;

21

  •
  the applicable trustee; or

  •
  any agent of either of them.

PLAN OF DISTRIBUTION

        We may sell securities to one or more underwriters or dealers for public offering and sale by them, or we may sell the securities to investors directly or through agents. The prospectus supplement relating to the securities being offered will set forth the terms of the offering and the method of distribution and will identify any firms acting as underwriters, dealers or agents in connection with the offering, including:

  •
  the name or names of any underwriters;

  •
  the purchase price of the securities and the proceeds to us from the sale;

  •
  any underwriting discounts and other items constituting underwriters' compensation;

  •
  any public offering price;

  •
  any discounts or concessions allowed or reallowed or paid to dealers; and

  •
  any securities exchange or market on which the securities may be listed.

        Only those underwriters identified in the prospectus supplement are deemed to be underwriters in connection with the securities offered in the prospectus supplement.

        We may distribute the securities from time to time in one or more transactions at a fixed price or prices, which may be changed, or at prices determined as the prospectus supplement specifies. We may sell securities through forward contracts or similar arrangements. In connection with the sale of securities, underwriters, dealers or agents may be deemed to have received compensation from us in the form of underwriting discounts or commissions and also may receive commissions from securities purchasers for whom they may act as agent. Underwriters may sell the securities to or through dealers, and such dealers may receive compensation in the form of discounts, concessions or commissions from the underwriters or commissions from the purchasers for whom they may act as agent.

        We may sell the securities directly or through agents we designate from time to time. Any agent involved in the offer or sale of the securities covered by this prospectus will be named in a prospectus supplement relating to such securities. Commissions payable by us to agents will be set forth in a prospectus supplement relating to the securities being offered. Unless otherwise indicated in a prospectus supplement, any such agents will be acting on a best-efforts basis for the period of their appointment.

        Some of the underwriters, dealers or agents and some of their affiliates who participate in the securities distribution may engage in other transactions with, and perform other services for, us and our subsidiaries or affiliates in the ordinary course of business.

        Any underwriting or other compensation which we pay to underwriters or agents in connection with the securities offering, and any discounts, concessions or commissions which underwriters allow to dealers, will be set forth in the applicable prospectus supplement. Underwriters, dealers and agents participating in the securities distribution may be deemed to be underwriters, and any discounts and commissions they receive and any profit they realize on the resale of the securities may be deemed to be underwriting discounts and commissions under the Securities Act of 1933, as amended. Underwriters, and their controlling persons, and agents may be entitled, under agreements we enter into with them, to indemnification against certain civil liabilities, including liabilities under the Securities Act of 1933, as amended.

22

 EXPERTS

        The consolidated financial statements incorporated in this prospectus by reference from Duke Energy Ohio, Inc.'s Annual Report on Form 10-K have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report, which is incorporated herein by reference. Such consolidated financial statements have been so incorporated in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

VALIDITY OF THE SECURITIES

        Richard G. Beach, Associate General Counsel of Duke Energy Business Services, LLC, the service company affiliate of Duke Energy Ohio, and/or counsel named in the applicable prospectus supplement, will issue an opinion about the validity of the securities we are offering in the applicable prospectus supplement. Counsel named in the applicable prospectus supplement will pass upon certain legal matters on behalf of any underwriters.

WHERE YOU CAN FIND MORE INFORMATION

        We are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and, in accordance therewith, file annual, quarterly and current reports and other information with the Securities and Exchange Commission, or the SEC. Such reports and other information can be inspected and copied at the SEC's Public Reference Room at 100 F Street, N.E., Room 1580, Washington, D.C. 20549. You may also obtain copies of these documents at prescribed rates from the Public Reference Section of the SEC at its Washington, D.C. address. Please call the SEC at 1-800-SEC-0330 for further information. Our filings with the SEC, as well as additional information about us, are also available to the public through Duke Energy Corporation's website at http://www.duke-energy.com and are made available as soon as reasonably practicable after such material is filed with or furnished to the SEC. The information on Duke Energy Corporation's website is not a part of this prospectus. Our filings are also available to the public through the SEC web site at http://www.sec.gov.

        The SEC allows us to "incorporate by reference" into this prospectus the documents we file with it, which means that we can disclose important information to you by referring you to those documents. The information incorporated by reference is considered to be a part of this prospectus, and information that we file later with the SEC will automatically update and supersede this information. This prospectus incorporates by reference the documents incorporated in the prospectus at the time the registration statement became effective and all later documents filed with the SEC, in all cases as updated and superseded by later filings with the SEC.

        Duke Energy Ohio incorporates by reference the documents listed below and any future filings made by us with the SEC under Section 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934, as amended, until the offering is completed:

  •
  Annual Report on Form 10-K for the year ended December 31, 2015;

  •
  Quarterly Reports on Form 10-Q for the quarterly periods ended March 31, 2016, and June 30, 2016; and

  •
  Current Report on Form 8-K filed on June 23, 2016.

        We, our parent company, Duke Energy Corporation, and certain of its other subsidiaries separately filed the combined Annual Report on Form 10-K and Quarterly Reports on Form 10-Q listed above. We do not intend to incorporate by reference into this prospectus the information relating to Duke Energy Corporation and its subsidiaries (other than Duke Energy Ohio, Inc. and its consolidated subsidiaries), and we make no representation as to the information relating to Duke Energy

23

Corporation and its subsidiaries (other than Duke Energy Ohio, Inc. and its consolidated subsidiaries) contained in such combined reports.

        We will provide you without charge a copy of these filings, other than any exhibits unless the exhibits are specifically incorporated by reference into this prospectus. You may request a copy by writing us at the following address or telephoning one of the following numbers:

Investor Relations Department
Duke Energy Ohio, Inc.
P.O. Box 1005
Charlotte, North Carolina 28201
(704) 382-3853 or (800) 488-3853 (toll-free)

        You should rely only on the information contained or incorporated by reference in this prospectus. We have not authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. We are not making an offer to sell the securities described in this prospectus in any state where the offer or sale is not permitted. You should assume that the information contained in the prospectus is accurate only as of its date. Our business, financial condition, results of operations and prospects may have changed since that date.

24

Prospectus

Duke Energy Progress, LLC

First Mortgage Bonds
Debt Securities

        From time to time, we may offer the securities described in the prospectus separately or together in any combination, in one or more classes or series, in amounts, at prices and on terms that we will determine at the time of the offering.

        We will provide specific terms of these offerings and securities in supplements to this prospectus. You should read carefully this prospectus, the information incorporated by reference in this prospectus and any prospectus supplement before you invest. This prospectus may not be used to offer or sell any securities unless accompanied by a prospectus supplement.

        Investing in our securities involves risks. You should carefully consider the information in the section entitled "Risk Factors" contained in our periodic reports filed with the Securities and Exchange Commission and incorporated by reference into this prospectus before you invest in any of our securities.

        We may offer and sell the securities directly, through agents we select from time to time or to or through underwriters or dealers we select. If we use any agents, underwriters or dealers to sell the securities, we will name them and describe their compensation in a prospectus supplement. The price to the public of those securities and the net proceeds we expect to receive from that sale will also be set forth in a prospectus supplement.

        Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the adequacy or accuracy of this prospectus. Any representation to the contrary is a criminal offense.

The date of this prospectus is September 23, 2016.

Prospectus

REFERENCES TO ADDITIONAL INFORMATION

        This prospectus incorporates important business and financial information about us from other documents that are not included in or delivered with this prospectus. This information is available for you to review at the Securities and Exchange Commission's, or SEC's, public reference room located at 100 F Street, N.E., Room 1580, Washington, DC 20549, and through the SEC's website, www.sec.gov. You can also obtain those documents incorporated by reference in this prospectus by requesting them in writing or by telephone from the company at the following address and telephone number:

Investor Relations Department
Duke Energy Progress, LLC
P.O. Box 1005
Charlotte, North Carolina 28201
(704) 382-3853 or (800) 488-3853 (toll free)

See "Where You Can Find More Information" in this prospectus.

ABOUT THIS PROSPECTUS

        This prospectus is part of a registration statement that Duke Energy Progress filed with the SEC utilizing a "shelf" registration process. Under the shelf registration process, we are registering an unspecified amount of First Mortgage Bonds and Debt Securities, and may issue any of such securities in one or more offerings.

        This prospectus provides general descriptions of the securities Duke Energy Progress may offer. Each time securities are sold, a prospectus supplement will provide specific information about the terms of that offering. The prospectus supplement may also add, update or change information contained in this prospectus. The registration statement filed with the SEC includes exhibits that provide more details about the matters discussed in this prospectus. You should read this prospectus, the related exhibits filed with the SEC and any prospectus supplement, together with the additional information described under the caption "Where You Can Find More Information."

        Unless we have indicated otherwise, or the context otherwise requires, references in this prospectus to "Duke Energy Progress," "we," "us" and "our" or similar terms are to Duke Energy Progress, LLC and its subsidiaries.

i

 FORWARD-LOOKING STATEMENTS

        This prospectus and the information incorporated by reference in this prospectus include forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are based on our management's beliefs and assumptions and can often be identified by terms and phrases that include "anticipate," "believe," "intend," "estimate," "expect," "continue," "should," "could," "may," "plan," "project," "predict," "will," "potential," "forecast," "target," "guidance," "outlook," or other similar terminology. Various factors may cause actual results to be materially different than the suggested outcomes within forward-looking statements; accordingly, there is no assurance that such results will be realized.

        In light of these risks, uncertainties and assumptions, the events described in the forward-looking statements included or incorporated by reference in this prospectus might not occur or might occur to a different extent or at a different time than described. Forward-looking statements speak only as of the date they are made and we expressly disclaim an obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

ii

THE COMPANY

        Duke Energy Progress, an indirect wholly owned subsidiary of Duke Energy Corporation, generates, transmits, distributes, and sells electricity in portions of North Carolina and South Carolina. Our service area covers approximately 32,000 square miles. We supply electric service to approximately 1.5 million residential, commercial and industrial customers. As of December 31, 2015, our asset portfolio included approximately 12,915 megawatts of owned generation capacity, 67,800 miles of distribution lines and 6,300 miles of transmission lines.

        We are a North Carolina limited liability company. The address of our principal executive offices is 410 South Wilmington Street, Raleigh, North Carolina 27601-1748. Our telephone number is (704) 382-3853.

        The foregoing information about Duke Energy Progress is only a general summary and is not intended to be comprehensive. For additional information about Duke Energy Progress, you should refer to the information described under the caption "Where You Can Find More Information."

RISK FACTORS

        Investing in our securities involves risks. Before purchasing any securities we offer, you should carefully consider the risk factors in our Annual Report on Form 10-K for the year ended December 31, 2015, which has been filed with the SEC and is incorporated by reference in this prospectus, together with all of the other information included in this prospectus and any prospectus supplement and any other information that we have incorporated by reference, including filings made with the SEC subsequent to the date hereof. Any of these risks, as well as other risks and uncertainties, could harm our financial condition, results of operations or cash flows.

USE OF PROCEEDS

        Unless stated otherwise in the applicable prospectus supplement, we intend to use the net proceeds from the sale of any offered securities:

  •
  to redeem or purchase from time to time presently outstanding securities when we anticipate those transactions will result in an overall cost savings;

  •
  to repay maturing securities;

  •
  to finance our ongoing construction program; or

  •
  for general company purposes.

1

 RATIO OF EARNINGS TO FIXED CHARGES

        The ratios of earnings to fixed charges have been calculated using the Securities and Exchange Commission guidelines.

	Six Months Ended June 30, 2016	Years Ended December 31,
		2015	2014	2013	2012	2011
	(dollars in millions)
Earnings as defined for fixed charges calculation:
Add:
Pretax income from continuing operations	$415	$860	$753	$789	$382	$772
Fixed charges	139	318	305	289	291	235

Total earnings:	$554	$1,178	$1,058	$1,078	$673	$1.007

Fixed charges:
Interest on debt, including capitalized portions	$130	$254	$238	$224	$230	$205
Estimate of interest within rental expense	9	64	67	65	61	30

Total fixed charges	$139	$318	$305	$289	$291	$235

Ratio of earnings to fixed charges	4.0	3.7	3.5	3.7	2.3	4.3

DESCRIPTION OF FIRST MORTGAGE BONDS

General

        We will issue First Mortgage Bonds under a Mortgage and Deed of Trust, dated as of May 1, 1940, with The Bank of New York Mellon (formerly Irving Trust Company) (the "Mortgage Trustee") and Tina D. Gonzalez (successor to Frederick G. Herbst), as Trustees. The Mortgage and Deed of Trust is supplemented by supplemental indentures. In the following discussion, we will refer to the Mortgage and Deed of Trust and all indentures supplemental to the Mortgage and Deed of Trust together as the "Mortgage." We will refer to all of our bonds, including those already issued and those to be issued in the future, as "First Mortgage Bonds."

        The information we are providing you in this prospectus concerning the First Mortgage Bonds and the Mortgage is only a summary of the information provided in those documents and the summary is qualified in its entirety by reference to the provisions of the Mortgage. You should consult the First Mortgage Bonds themselves, the Mortgage and other documents for more complete information on the First Mortgage Bonds or any particular series thereof. These documents appear as exhibits to the registration statement of which this prospectus is a part, or are incorporated by reference as exhibits to such registration statement, or will appear as exhibits to other documents that we file with the SEC, which are incorporated by reference into this prospectus. The Mortgage has been qualified under the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), and you should refer to the Trust Indenture Act for additional provisions that apply to the First Mortgage Bonds. In the summary below, we have included references to applicable section numbers of the Mortgage so that you can easily locate these provisions.

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Provisions of a Particular Series

        The First Mortgage Bonds may from time to time, be issued in one or more series. You should consult the prospectus supplement relating to any particular issue of the First Mortgage Bonds for the following information:

  •
  the designation, series and aggregate principal amount of the First Mortgage Bonds;

  •
  the percentage of the principal amount for which we will issue and sell the First Mortgage Bonds;

  •
  the date of maturity for the First Mortgage Bonds;

  •
  the rate at which the First Mortgage Bonds will bear interest and the method of determining that rate;

  •
  the dates on which interest is payable;

  •
  the denominations in which we will authorize the First Mortgage Bonds to be issued, if other than $1,000 or integral multiples of $1,000;

  •
  whether we will offer the First Mortgage Bonds in the form of global bonds and, if so, the name of the depositary for any global bonds;

  •
  the terms applicable to any rights to convert First Mortgage Bonds into or exchange them for other of our securities or those of any other entity;

  •
  redemption terms and sinking fund provisions, if any; and

  •
  any other specific terms that do not conflict with the Mortgage.

        For more information see Mortgage, Article II.

        Unless the applicable prospectus supplement states otherwise, the covenants contained in the Mortgage will not afford holders of the First Mortgage Bonds protection in the event we have a change in control.

Form and Exchanges

        Unless otherwise specified in the applicable prospectus supplement, we will issue the First Mortgage Bonds as registered bonds without coupons. Holders may exchange them, free of charge, for other First Mortgage Bonds of different authorized denominations, in the same aggregate principal amount. Holders may also transfer the First Mortgage Bonds free of charge except for any stamp taxes or other governmental charges that may apply.

Interest and Payment

        The prospectus supplement for any First Mortgage Bonds will state the interest rate, the method of determination of the interest rate, and the date on which interest is payable. Unless the prospectus supplement states otherwise, principal and interest will be paid at The Bank of New York Mellon in New York City.

        Pursuant to the Mortgage, we will pay interest on any overdue principal and, to the extent enforceable under law, on any overdue installment of interest on the First Mortgage Bonds at the rate of 6% annually. For more information, see Mortgage, Section 78.

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Redemption and Purchase of First Mortgage Bonds

        If the First Mortgage Bonds are redeemable, the redemption terms will appear in the prospectus supplement. We may declare redemptions on at least thirty (30) days' notice:

  •
  for the sinking fund if we chose to establish a sinking fund for a designated series of First Mortgage Bonds;

  •
  with certain deposited cash;

  •
  with the proceeds of released property; or

  •
  at our option, unless otherwise specified in the applicable supplemental indenture and the prospectus supplement.

        If we have not deposited the redemption funds with the Mortgage Trustee when we give notice of redemption, the redemption shall be subject to the deposit of those funds on or before the redemption date. Notice of redemption will not be effective unless the Mortgage Trustee has received the redemption funds.

        Cash that is deposited under any Mortgage provisions may be applied to the purchase of First Mortgage Bonds of any series, with certain exceptions.

        For more information, see Mortgage, Article X.

Maintenance and Replacement of Mortgaged Property

        Pursuant to the Mortgage, we are required to maintain, preserve and keep the mortgaged property in good repair, working order and condition. Each calendar year, we are required to spend and/or accrue 15% of our gross operating revenues, as defined in the Mortgage, for maintenance of and replacements for the mortgaged property and certain of our automotive equipment. If we spend more for these purposes in a given year, we may credit that amount against the 15% requirement in any of the five subsequent years. If a regulatory authority does not permit us to spend and/or accrue as much as 15% of our gross operating revenues for these purposes, we will spend only the amount permitted.

        For more information, see Mortgage, Section 38; Seventy-second Supplemental Indenture, Section 3.

Security

        All First Mortgage Bonds are secured by the Mortgage, which constitutes, in the opinion of our counsel, a first mortgage lien on all our present properties. This lien is subject to:

  •
  leases of small portions of our property to others for uses which, in the opinion of our counsel, do not interfere with our business;

  •
  leases of certain property which we own but do not use in our electric utility business; and

  •
  certain excepted encumbrances, minor defects and irregularities.

        This lien does not cover the following property:

  •
  merchandise, equipment, materials or supplies held for sale, and fuel, oil and similar consumable materials and supplies;

  •
  vehicles and automobiles;

  •
  cash, securities, receivables and all contracts, leases and operating agreements that are not pledged or required to be pledged;

4

  •
  electric energy and other materials or products generated, manufactured, produced or purchased by us for sale, distribution or use in the ordinary course of business; and

  •
  all property not funded or eligible to be funded under the Mortgage for the issuance of First Mortgage Bonds, the release of property or any other purpose under the Mortgage.

        The Mortgage contains provisions subjecting to the lien of the Mortgage certain other property that is acquired after the date of the delivery of the Mortgage. These provisions for subjecting additional property to the lien of the Mortgage are limited in the case of consolidation, merger or sale of substantially all of our assets. For more information, see Mortgage, Article XV.

        The Trustees will have a lien upon the mortgaged property, prior to the First Mortgage Bonds, for the payment of their reasonable compensation and expenses and for indemnity against certain liabilities. For more information, see Mortgage, Section 96.

Issuance of Additional First Mortgage Bonds

        Generally, we may issue an unlimited principal amount of First Mortgage Bonds under the Mortgage (except as described in the next paragraph). We may issue First Mortgage Bonds of any series from time to time based on any of the following:

  •
  70% of property additions after adjustments to offset retirement of property;

  •
  retirement of First Mortgage Bonds or prior lien bonds; or

  •
  deposit of cash.

        We may at any time deliver executed First Mortgage Bonds to the Corporate Trustee for authentication, and the Corporate Trustee shall authenticate such First Mortgage Bonds upon our written order and the satisfaction of the other conditions set forth in the Mortgage.

        With certain exceptions in the case of retirement of First Mortgage Bonds or prior lien bonds, we may issue First Mortgage Bonds only if adjusted net earnings for 12 out of the preceding 18 months, before interest and income taxes, is at least twice the annual interest requirements on, or at least 10% of the principal amount of, the sum of all First Mortgage Bonds outstanding at the time, including the additional First Mortgage Bonds we may issue under this shelf registration process or other First Mortgage Bonds we may issue in the future, and all indebtedness of prior or equal rank. Adjusted net earnings is net of provision for repairs, maintenance and retirement of property equal to the maintenance and replacement fund requirements for this period. Cash deposited for the issuance of First Mortgage Bonds may be withdrawn to the extent of 70% of property additions after adjustments to offset retirement of property or retirement of First Mortgage Bonds or prior lien bonds.

        Property additions must consist of electric property, or property used or useful in connection with electric property, acquired after December 31, 1939. Property additions may not include securities, vehicles or automobiles. Pursuant to Section 5 of Article IV of the Twenty-third Supplemental Indenture, dated as of June 1, 1978, we have reserved the right to amend the Mortgage, at our sole discretion, to make available as property additions any form of space satellites, including solar power satellites, space stations and other similar facilities.

        The Mortgage includes restrictions on the issuance of First Mortgage Bonds against property subject to liens and upon the increase of the amount of any liens. For more information, see Mortgage, Sections 4-7, 20-30 and 46; Twenty-third Supplemental Indenture, Section 5.

Dividend Restrictions

        Unless otherwise specified in the prospectus supplement, in the case of First Mortgage Bonds issued under this shelf registration process, and so long as any First Mortgage Bonds issued under this

5

shelf registration process are outstanding, dividends (other than common stock dividends) and distributions on our common stock and purchases and retirements by us of our common stock (collectively, "Restricted Payments"), are restricted to the extent that (x) the aggregate amount of (i) all Restricted Payments (excluding a dividend paid on February 1, 1949) made since December 31, 1948, plus (ii) all cumulative dividends (whether or not paid) on any of our preferred stock since December 31, 1948, plus (iii) the amount, if any, by which 15% of our gross operating revenues since December 31, 1948 exceeds the amount during such period expended and/or accrued for maintenance and/or appropriated out of income for property retirement with respect to the mortgaged property and certain automotive equipment, exceeds (y) our aggregate net income since December 31, 1948 available for dividends plus $3,000,000. For purposes of the Mortgage, the terms (i) "dividend" shall be interpreted so as to include distributions and (ii) "common stock" shall be interpreted so as to include membership interests.

Modification of the Mortgage

        Bondholders' rights may be modified with the consent of the holders of 66 2/3% of the First Mortgage Bonds. If less than all series of the First Mortgage Bonds are affected, the modification must also receive the consent of the holders of 66 2/3% of the First Mortgage Bonds of each series affected. In general, no modification of the terms of payment of principal or interest, and no modification affecting the lien or reducing the percentage required for modification, is effective against any holder of the First Mortgage Bonds without that holder's consent. For more information, see Mortgage, Article XVIII as amended in its entirety by the Seventy-second Supplemental Indenture, Section 2.

Release and Substitution of Property

        Unless an event of default has occurred and is continuing with respect to any First Mortgage Bonds, subject to various limitations, property may be released from the lien of the Mortgage upon our request, upon the basis of:

  •
  cash deposited with the Mortgage Trustee;

  •
  property additions to the Mortgage of equivalent value;

  •
  obligations delivered to the Mortgage Trustee to be held under the Mortgage as pledged property that are secured by a purchase money mortgage on the property being released;

  •
  reductions in the amount of First Mortgage Bonds that may be issued based on the deposit with the Mortgage Trustee or reduction of the amount of prior lien bonds or based on the amount of previously authenticated First Mortgage Bonds that have been canceled or delivered for cancelation;

  •
  such property being unfunded property, if after the release we have at least one dollar ($1) in unfunded property remaining;

  •
  the principal amount of any cash and obligations secured by a purchase money mortgage on the property released that are received by the holder of a prior lien upon its release of the property from such prior lien; and

  •
  the released property being cash used for the purchase or redemption of First Mortgage Bonds.

For more information, see Article XI of the Mortgage.

Satisfaction and Discharge of the Mortgage

        Upon our request, all mortgaged property shall be reconveyed to us, the Mortgage shall be satisfied and discharged, and the lien of the Mortgage released, when all indebtedness secured by the

6

Mortgage shall have been paid, including all proper charges of the Trustee thereunder. Under the Mortgage, First Mortgage Bonds will be deemed to be paid if funds necessary to repay such First Mortgage Bonds, including First Mortgage Bonds duly called for redemption, shall have been deposited with the Mortgage Trustee with irrevocable direction to segregate and hold the same as a separate trust fund for the benefit of the holders of such First Mortgage Bonds.

Defaults and Notice of Default

        An "Event of Default" means, with respect to any series of First Mortgage Bonds, any of the following:

  •
  default in payment of principal of a series of First Mortgage Bonds when due and payable;

  •
  default for 30 days in payment of interest on a series of First Mortgage Bonds;

  •
  default in payment of interest on or principal of prior lien bonds continued beyond applicable grace periods, if any, specified in the prior lien securing such bond;

  •
  default for 60 days in payment installments of funds for retirement of First Mortgage Bonds, including the maintenance and replacement funds;

  •
  certain events in bankruptcy, insolvency or reorganization; and

  •
  default for 90 days after notice in performance of any other covenants.

For more information, see Mortgage, Section 65; Twentieth Supplemental Indenture, Article IV, Section 5. If the Trustees deem it to be in the interest of the holders of the First Mortgage Bonds, they may withhold notice of default, except in payment of principal, interest or funds for retirement of First Mortgage Bonds. For more information, see Mortgage, Section 66; Third Supplemental Indenture, Section 15.

        If a default occurs, the Trustee may (and, upon the written direction of the holders of a majority of the principal amount of outstanding First Mortgage Bonds, shall) and holders of 25% of the First Mortgage Bonds may declare all principal and interest immediately due and payable. If the default has been cured, however, the holders of a majority of the First Mortgage Bonds may annul the declaration and destroy its effect. For more information, see Mortgage, Section 67. No holder of First Mortgage Bonds may enforce the lien of the Mortgage unless the holder has given the Trustees written notice of a default and unless the holders of 25% of the First Mortgage Bonds have requested the Trustees in writing to act and have offered the Trustees reasonable opportunity to act. For more information, see Mortgage, Section 80. The Trustees are not required to risk their funds or to incur personal liability if there is a reasonable ground for believing that repayment to the Trustees is not reasonably assured. For more information, see Mortgage, Section 94. Holders of a majority of the First Mortgage Bonds may establish the time, method and place of conducting any proceedings for any remedy available to the Trustees, or exercising any trust or power conferred upon the Trustees. For more information, see Mortgage, Section 71.

Evidence to Be Furnished to the Mortgage Trustee Under the Mortgage

        Upon any request or application by us to the Corporate Trustee to take action that is dependent upon our compliance with conditions precedent (including covenant compliance) under the Mortgage, we shall provide to the Corporate Trustee certificates and opinions required under the Mortgage with respect to compliance with such conditions precedent.

        We will demonstrate compliance with Mortgage provisions by providing written statements to the Mortgage Trustee from our officers or persons we select. For instance, we may select an engineer to provide a written statement regarding the value of property being certified or released, or an accountant regarding net earnings certificate, or counsel regarding property titles and compliance with the Mortgage generally.

7

        In certain significant matters, applicable law requires that an accountant or engineer must be independent. (See Section 314(d) of the Trust Indenture Act.) We must file certificates and other papers each year and whenever certain events occur. Additionally, we must provide evidence from time to time demonstrating our compliance with the conditions and covenants under the Mortgage.

Relationship with the Mortgage Trustee

        In the normal course of business, the Mortgage Trustee or its affiliates may, from time to time, provide certain commercial banking, investment banking and securities underwriting services to us and our affiliates.

DESCRIPTION OF DEBT SECURITIES

General

        The Debt Securities offered by this prospectus will be our direct unsecured general obligations. This prospectus describes certain general terms of the Debt Securities offered through this prospectus. When we offer to sell a particular series of Debt Securities, we will describe the specific terms of that series in a prospectus supplement. The Debt Securities will be issued under the Indenture (For Debt Securities), dated as of October 28, 1999, between us and The Bank of New York Mellon, as trustee, or one or more additional indentures for Debt Securities between us and a trustee elected by us. The Indenture (For Debt Securities) appears in a prior registration statement of ours and is incorporated by reference into the registration statement of which this prospectus is a part. The form of any additional indenture, between us and a trustee which we will name, under which we may issue Debt Securities is filed as an exhibit to the registration statement. In this prospectus we refer to each of the Indenture (For Debt Securities) and the form of indenture for Debt Securities, as applicable, as the "Debt Securities Indenture." We refer to the trustee under any Debt Securities Indenture as the "Debt Securities Trustee."

        The prospectus supplement applicable to a particular series of Debt Securities may state that a particular series of Debt Securities will be subordinated obligations of our company. The form of debt securities indenture includes optional provisions (designated by brackets ("[      ]")) that will appear in a separate indenture for subordinated debt securities in the event we issue subordinated debt securities. In the following discussion, we refer to any of these subordinated obligations as the "Subordinated Debt Securities." Unless the applicable prospectus supplement provides otherwise, we will use a separate Debt Securities Indenture for any Subordinated Debt Securities that we may issue. The Indenture (for Debt Securities) dated October 28, 1999 has been, and any future Debt Securities Indenture will be, qualified under the Trust Indenture Act and you should refer to the Trust Indenture Act for the provisions that apply to the Debt Securities.

        We have summarized selected provisions of the Debt Securities Indenture below. Each Debt Securities Indenture will be independent of any other Debt Securities Indenture unless otherwise stated in a prospectus supplement. The summary that follows is not complete and the summary is qualified in its entirety by reference to the provisions of the applicable Debt Securities Indenture. You should consult the Debt Securities themselves, the Debt Securities Indenture, any supplemental indentures, officers' certificate and other related documents for more complete information on the Debt Securities. These documents appear as exhibits to the registration statement of which this prospectus is a part, or are incorporated by reference as exhibits to such registration statement, or will appear as exhibits to other documents that we file with the SEC, which are incorporated by reference into this prospectus. In the summary below, we have included references to applicable section numbers of the Debt Securities Indenture so that you can easily locate these provisions.

8

Ranking

        Our Debt Securities that are not designated Subordinated Debt Securities will be effectively subordinated to all of our currently outstanding and future First Mortgage Bonds (including, prior to the Release Date, Senior Notes secured by First Mortgage Bonds) to the extent of the value of the collateral securing such First Mortgage Bonds. The First Mortgage Bond holders have a first lien on substantially all of our assets.

        Our Debt Securities that are designated Subordinated Debt Securities will be subordinate to all of our currently outstanding and future First Mortgage Bonds and Debt Securities that are not designated Subordinated Debt Securities. The Indenture (for Debt Securities) does not limit the amount of First Mortgage Bonds that we may issue.

Provisions of a Particular Series

        The Debt Securities may, from time to time, be issued in one or more series. You should consult the prospectus supplement relating to any particular series of Debt Securities for the following information:

  •
  the title of the Debt Securities;

  •
  any limit on aggregate principal amount of the Debt Securities or the series of which they are a part;

  •
  the date on which the principal of the Debt Securities will be payable;

  •
  the rate, including the method of determination if applicable, at which the Debt Securities will bear interest, if any; and

  •
  the date from which any interest will accrue;

  •
  the dates on which we will pay interest; and

  •
  the record date for any interest payable on any interest payment date;

  •
  the place where,

  •
  the principal of, premium, if any, and interest on the Debt Securities will be payable;

  •
  you may register transfer of the Debt Securities;

  •
  you may exchange the Debt Securities; and

  •
  you may serve notices and demands upon us regarding the Debt Securities;

  •
  the Security Registrar for the Debt Securities and whether the principal of the Debt Securities is payable without presentment or surrender of them;

  •
  the terms and conditions upon which we may elect to redeem any Debt Securities;

  •
  the terms and conditions upon which the Debt Securities must be redeemed or purchased due to our obligations pursuant to any sinking fund or other mandatory redemption provisions, or at the holder's option, including any applicable exceptions to notice requirements;

  •
  the denominations in which we may issue Debt Securities;

  •
  the manner in which we will determine any amounts payable on the Debt Securities that are to be determined with reference to an index or other fact or event ascertainable outside the applicable indenture;

9

  •
  the currency, if other than United States currency, in which payments on the Debt Securities will be payable;

  •
  the terms according to which elections can be made by us or the holder regarding payments on the Debt Securities in currency other than the currency in which the Debt Securities are stated to be payable;

  •
  the portion of the principal amount of the Debt Securities payable upon declaration of acceleration of their maturity;

  •
  if payments are to be made on the Debt Securities in securities or other property, the type and amount of the securities and other property or the method by which the amount shall be determined;

  •
  the terms applicable to any rights to convert Debt Securities into or exchange them for other of our securities or those of any other entity;

  •
  if we issue Debt Securities as global securities,

  •
  any limitations on transfer or exchange rights or the right to obtain the registration of transfer;

  •
  any limitations on the right to obtain definitive certificates for the Debt Securities; and

  •
  any other matters incidental to the Debt Securities;

  •
  whether we are issuing the Debt Securities as bearer securities;

  •
  any limitations on transfer or exchange of Debt Securities or the right to obtain registration of their transfer, and the terms and amount of any service charge required for registration of transfer or exchange;

  •
  any exceptions to the provisions governing payments due on legal holidays, or any variations in the definition of business day with respect to the Debt Securities;

  •
  any credit enhancement applicable to the Debt Securities;

  •
  any addition to the Events of Default applicable to any Debt Securities and any additions to our covenants for the benefit of the holders of the Debt Securities; and

  •
  any other terms of the Debt Securities not in conflict with the provisions of the applicable Debt Securities Indenture.

For more information, see Section 301 of the applicable Debt Securities Indenture.

        Debt Securities may be sold at a substantial discount below their principal amount. You should consult the applicable prospectus supplement for a description of certain special United States federal income tax considerations that may apply to Debt Securities sold at an original issue discount or denominated in a currency other than dollars.

        Unless the applicable prospectus supplement states otherwise, the covenants contained in the applicable indenture will not afford holders of Debt Securities protection in the event we have a change in control or are involved in a highly-leveraged transaction.

Subordination

        The applicable prospectus supplement may provide that a series of Debt Securities will be Subordinated Debt Securities, subordinate and junior in right of payment to all of our Senior Indebtedness, as defined below. If so, we will issue these securities under a separate Debt Securities Indenture for Subordinated Debt Securities. In the event that we issue Subordinated Debt Securities,

10

the rights of the holders of the Subordinated Debt Securities will be subrogated to the rights of the holders of Senior Indebtedness (as defined below), including our Debt Securities that are not designated as Subordinated Debt Securities, to receive payments or distributions applicable to Senior Indebtedness until all amounts owing on the Subordinated Debt Securities are paid in full. For further information see "—Ranking" above.

        No payment of principal of, including redemption and sinking fund payments, or any premium or interest on, the Subordinated Debt Securities may be made if:

  •
  any Senior Indebtedness is not paid when due;

  •
  any applicable grace period with respect to default in payment of any Senior Indebtedness has ended, and the default has not been cured or waived; or

  •
  the maturity of any Senior Indebtedness has been accelerated because of a default.

        Upon any distribution of our assets to creditors upon any dissolution, winding-up, liquidation or reorganization, whether voluntary or involuntary or in bankruptcy, insolvency, receivership or other proceedings, all principal of, and any premium and interest due or to become due on all outstanding Senior Indebtedness must be paid in full before the holders of the Subordinated Debt Securities are entitled to payment. For more information, see Section 1502 of the applicable Debt Securities Indenture. Subject to the prior payment of all Senior Indebtedness, the rights of the holders of the Subordinated Debt Securities will be subrogated to the rights of the holders of Senior Indebtedness to receive payments or distributions applicable to Senior Indebtedness until all amounts owing on the Subordinated Debt Securities are paid in full. For more information, see Section 1504 of the applicable Debt Securities Indenture.

        Except as otherwise defined in a prospectus supplement, the term "Senior Indebtedness" means:

  •
  obligations (other than non-recourse obligations and the indebtedness issued under the Subordinated Debt Securities Indenture) of, or guaranteed or assumed by, us:

  •
  for borrowed money (including both senior and subordinated indebtedness for borrowed money, but excluding the Subordinated Debt Securities); or

  •
  for the payment of money relating to any lease that is capitalized on our consolidated balance sheet in accordance with generally accepted accounting principles; or

  •
  indebtedness evidenced by bonds, debentures, notes or other similar instruments.

        In the case of any such indebtedness or obligations, Senior Indebtedness includes amendments, renewals, extensions, modifications and refundings, whether existing as of the date of the Subordinated Debt Securities Indenture or subsequently incurred by us.

        The Subordinated Debt Securities Indenture does not limit the aggregate amount of Senior Indebtedness that we may issue.

Form, Exchange and Transfer

        Unless the applicable prospectus supplement states otherwise, we will issue Debt Securities only in fully registered form without coupons and in denominations of $1,000 and integral multiples of that amount. For more information, see Sections 201 and 302 of the applicable Debt Securities Indenture.

        Holders may present Debt Securities for exchange or for registration of transfer, duly endorsed or accompanied by a duly executed instrument of transfer, at the office of the security registrar or at the office of any Transfer Agent we may designate. Exchanges and transfers are subject to the terms of the applicable indenture and applicable limitations for global securities. We may designate ourselves the security registrar. No charge will be made for any registration of transfer or exchange of Debt

11

Securities, but we may require payment of a sum sufficient to cover any tax or other governmental charge that the holder must pay in connection with the transaction. Any transfer or exchange will become effective upon the security registrar or Transfer Agent, as the case may be, being satisfied with the documents of title and identity of the person making the request. For more information, see Section 305 of the applicable Debt Securities Indenture.

        The applicable prospectus supplement will state the name of any Transfer Agent, in addition to the security registrar initially designated by us, for any Debt Securities. We may at any time designate additional Transfer Agents or withdraw the designation of any Transfer Agent or make a change in the office through which any Transfer Agent acts. We must, however, maintain a Transfer Agent in each place of payment for the Debt Securities of each series. For more information, see Section 602 of the applicable Debt Securities Indenture.

        We will not be required to:

  •
  issue, register the transfer of, or exchange any Debt Securities or any tranche of any Debt Securities during a period of 15 days immediately preceding the mailing of a notice of redemption of any Debt Securities called for redemption; or

  •
  register the transfer of, or exchange any Debt Securities selected for redemption except the unredeemed portion of any Debt Securities being partially redeemed.

For more information, see Section 305 of the applicable Debt Securities Indenture.

Payment and Paying Agents

        Unless the applicable prospectus supplement states otherwise, we will pay interest on a Debt Security on any interest payment date to the person in whose name the Debt Security is registered at the close of business on the regular record date for the interest payment. For more information, see Section 307 of the applicable Debt Securities Indenture.

        Unless the applicable prospectus supplement provides otherwise, we will pay principal and any premium and interest on Debt Securities at the office of the Paying Agent whom we will designate for this purpose. Unless the applicable prospectus supplement states otherwise, the corporate trust office of the Debt Securities Trustee in New York City will be designated as our sole Paying Agent for payments with respect to Debt Securities of each series. Any other Paying Agents initially designated by us for the Debt Securities of a particular series will be named in the applicable prospectus supplement. We may at any time add or delete Paying Agents or change the office through which any Paying Agent acts. We must, however, maintain a Paying Agent in each place of payment for the Debt Securities of a particular series. For more information, see Section 602 of the applicable Debt Securities Indenture.

        All money we pay to a Paying Agent for the payment of the principal and any premium or interest on any Debt Security that remains unclaimed at the end of two years after payment is due will be repaid to us. After that date, the holder of that Debt Security may look only to us for these payments. For more information, see Section 603 of the applicable Debt Securities Indenture.

Redemption

        You should consult the applicable prospectus supplement for any terms regarding optional or mandatory redemption of Debt Securities. Except for the provisions in the applicable prospectus supplement regarding Debt Securities redeemable at the holder's option, Debt Securities may be redeemed only upon notice by mail not less than 30 nor more than 60 days prior to the redemption date. Further, if less than all of the Debt Securities of a series, or any tranche of a series, are to be redeemed, the Debt Securities to be redeemed will be selected by the method provided for the particular series. In the absence of a selection provision, the Debt Securities Trustee will select a fair

12

and appropriate method of random selection. For more information, see Sections 403 and 404 of the applicable Debt Securities Indenture.

        A notice of redemption we provide may state:

  •
  that redemption is conditioned upon receipt by the Paying Agent on or before the redemption date of money sufficient to pay the principal of and any premium and interest on the Debt Securities; and

  •
  that if the money has not been received, the notice will be ineffective and we will not be required to redeem the Debt Securities.

For more information, see Section 404 of the applicable Debt Securities Indenture.

Consolidation, Merger and Sale of Assets

        The Debt Securities Indenture provides that, so long as any Debt Securities are outstanding, we may not consolidate with or merge into any other person, nor may we transfer or lease substantially all of our assets and property to any person, unless:

  •
  the corporation formed by the consolidation or into which we are merged, or the person that acquires by conveyance or transfer, or that leases, substantially all of our property and assets:

  •
  is organized and validly existing under the laws of any domestic jurisdiction; and

  •
  expressly assumes our obligations on the Debt Securities and under the applicable indentures;

  •
  immediately after the transaction becomes effective, no Event of Default, and no event that would become an Event of Default, shall have occurred and be continuing; and

  •
  we will have delivered to the Debt Securities Trustee an officer's certificate and opinion of counsel as provided in the applicable indentures.

For more information, see Section 1101 of the applicable Debt Securities Indenture.

Events of Default

        "Event of Default" under the applicable indenture with respect to Debt Securities of any series means any of the following:

  •
  failure to pay any interest due on Debt Securities of that series within 30 days;

  •
  failure to pay principal or premium when due on any Debt Security of that series;

  •
  breach of or failure to perform any other covenant or warranty in the applicable indenture with respect to Debt Securities of that series for 60 days (subject to extension under certain circumstances for another 120 days) after we receive notice from the Debt Securities Trustee, or we and the Debt Securities Trustee receive notice from the holders of at least 33% in principal amount of the Debt Securities of that series outstanding under the applicable indenture according to the provisions of the applicable indenture;

  •
  certain events of bankruptcy, insolvency or reorganization; and

  •
  any other Event of Default set forth in the applicable prospectus supplement.

For more information, see Section 801 of the applicable Debt Securities Indenture.

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        An Event of Default with respect to a particular series of Debt Securities does not necessarily constitute an Event of Default with respect to the Debt Securities of any other series issued under the applicable indenture.

        If an Event of Default with respect to a particular series of Debt Securities occurs and is continuing, either the Debt Securities Trustee or the holders of at least 33% in principal amount of the outstanding Debt Securities of that series may declare the principal amount of all of the Debt Securities of that series to be due and payable immediately. If the Debt Securities of that series are discount securities or similar Debt Securities, only the portion of the principal amount as specified in the applicable prospectus supplement may be immediately due and payable.

        If an Event of Default occurs and is continuing with respect to all series of Debt Securities issued under a Debt Securities Indenture, including all Events of Default relating to bankruptcy, insolvency or reorganization, the Debt Securities Trustee or the holders of at least 33% in principal amount of the outstanding Debt Securities of all series issued under that Debt Securities Indenture, considered together, may declare an acceleration of the principal amount of all series of Debt Securities issued under that Debt Securities Indenture. There is no automatic acceleration of the principal amount of Debt Securities, even in the event of our bankruptcy or insolvency.

        The applicable prospectus supplement may provide, with respect to a series of Debt Securities to which a credit enhancement is applicable, that the provider of the credit enhancement may, if a default has occurred and is continuing with respect to the series, have all or any part of the rights with respect to remedies that would otherwise have been exercisable by the holder of that series.

        At any time after a declaration of acceleration with respect to the Debt Securities of a particular series, and before a judgment or decree for payment of the money due has been obtained, the Event of Default giving rise to the declaration of acceleration will, without further action, be deemed to have been waived, and the declaration and its consequences will be deemed to have been rescinded and annulled, if:

  •
  we have paid or deposited with the Debt Securities Trustee a sum sufficient to pay:

  •
  all overdue interest on all Debt Securities of the particular series;

  •
  the principal of and any premium on any Debt Securities of that series that have become due otherwise than by the declaration of acceleration and any interest at the rate prescribed in the Debt Securities;

  •
  interest upon overdue interest at the rate prescribed in the Debt Securities, to the extent payment is lawful; and

  •
  all amounts due to the Debt Securities Trustee under the applicable indenture; and

  •
  any other Event of Default with respect to the Debt Securities of the particular series, other than the failure to pay the principal of the Debt Securities of that series that has become due solely by the declaration of acceleration, has been cured or waived as provided in the applicable indenture.

For more information, see Section 802 of the applicable Debt Securities Indenture.

        The applicable Debt Securities Indenture includes provisions as to the duties of the Debt Securities Trustee in case an Event of Default occurs and is continuing. Consistent with these provisions, the Debt Securities Trustee will be under no obligation to exercise any of its rights or powers at the request or direction of any of the holders unless those holders have offered to the Debt Securities Trustee reasonable indemnity. For more information, see Section 903 of the applicable Debt Securities Indenture. Subject to these provisions for indemnification, the holders of a majority in principal amount of the outstanding Debt Securities of any series may direct the time, method and

14

place of conducting any proceeding for any remedy available to the Debt Securities Trustee, or exercising any trust or power conferred on the Debt Securities Trustee, with respect to the Debt Securities of that series. For more information, see Section 812 of the applicable Debt Securities Indenture.

        No holder of Debt Securities may institute any proceeding regarding the applicable indenture, or for the appointment of a receiver or a trustee, or for any other remedy under the applicable indenture unless:

  •
  the holder has previously given to the Debt Securities Trustee written notice of a continuing Event of Default of that particular series;

  •
  the holders of a majority in principal amount of the outstanding Debt Securities of all series with respect to which an Event of Default is continuing have made a written request to the Debt Securities Trustee, and have offered reasonable indemnity to the Debt Securities Trustee, to institute the proceeding as trustee; and

  •
  the Debt Securities Trustee has failed to institute the proceeding, and has not received from the holders of a majority in principal amount of the outstanding Debt Securities of that series a direction inconsistent with the request, within 60 days after notice, request and offer of reasonable indemnity.

For more information, see Section 807 of the applicable Debt Securities Indenture.

        The preceding limitations do not apply, however, to a suit instituted by a holder of a Debt Security for the enforcement of payment of the principal of or any premium or interest on the Debt Securities on or after the applicable due date stated in the Debt Securities. For more information, see Section 808 of the applicable Debt Securities Indenture.

        We must furnish annually to the Debt Securities Trustee a statement by an appropriate officer as to that officer's knowledge of our compliance with all conditions and covenants under each of the indentures for Debt Securities. Our compliance is to be determined without regard to any grace period or notice requirement under the respective indenture. For more information, see Section 606 of the applicable Debt Securities Indenture.

Modification and Waiver

        We and the Debt Securities Trustee, without the consent of the holders of the Debt Securities, may enter into one or more supplemental indentures for any of the following purposes:

  •
  to evidence the assumption by any permitted successor of our covenants in the applicable indenture and the Debt Securities;

  •
  to add one or more covenants or other provisions for the benefit of the holders of outstanding Debt Securities or to surrender any right or power conferred upon us by the applicable indenture;

  •
  to add any additional Events of Default;

  •
  to change or eliminate any provision of the applicable indenture or add any new provision to it, but if this action would adversely affect the interests of the holders of any particular series of Debt Securities in any material respect, the action will not become effective with respect to that series while any Debt Securities of that series remain outstanding under the applicable indenture;

  •
  to provide collateral security for the Debt Securities;

15

  •
  to establish the form or terms of Debt Securities according to the provisions of the applicable indenture;

  •
  to evidence the acceptance of appointment of a successor Debt Securities Trustee under the applicable indenture with respect to one or more series of the Debt Securities and to add to or change any of the provisions of the applicable indenture as necessary to provide for trust administration under the applicable indenture by more than one trustee;

  •
  to provide for the procedures required to permit the use of a noncertificated system of registration for any series of Debt Securities;

  •
  to change any place where

  •
  the principal of and any premium and interest on any Debt Securities are payable,

  •
  any Debt Securities may be surrendered for registration of transfer or exchange, or

  •
  notices and demands to or upon us regarding Debt Securities and the applicable indentures may be served; or

  •
  to cure any ambiguity or inconsistency, but only by means of changes or additions that will not adversely affect the interests of the holders of Debt Securities of any series in any material respect.

For more information, see Section 1201 of the applicable Debt Securities Indenture.

        The holders of at least a majority in aggregate principal amount of the outstanding Debt Securities of any series may waive:

  •
  compliance by us with certain provisions of the applicable indenture (see Section 607 of the applicable Debt Securities Indenture); and

  •
  any past default under the applicable indenture, except a default in the payment of principal, premium, or interest, and certain covenants and provisions of the applicable indenture that cannot be modified or amended without consent of the holder of each outstanding Debt Security of the series affected (see Section 813 of the applicable Debt Securities Indenture).

        The Trust Indenture Act may be amended after the date of the applicable indenture to require changes to the indenture. In this event, the indenture will be deemed to have been amended so as to effect the changes; and we and the Debt Securities Trustee may, without the consent of any holders, enter into one or more supplemental indentures to evidence or effect the amendment. For more information, see Section 1201 of the applicable Debt Securities Indenture.

        Except as provided in this section, the consent of the holders of a majority in aggregate principal amount of the outstanding Debt Securities issued pursuant to a Debt Securities Indenture, considered as one class, is required to change in any manner the applicable indenture pursuant to one or more supplemental indentures. If less than all of the series of Debt Securities outstanding under a Debt Securities Indenture are directly affected by a proposed supplemental indenture, however, only the consent of the holders of a majority in aggregate principal amount of the outstanding Debt Securities of all series directly affected, considered as one class, will be required. Furthermore, if the Debt Securities of any series have been issued in more than one tranche and if the proposed supplemental indenture directly affects the rights of the holders of one or more, but not all, tranches, only the consent of the holders of a majority in aggregate principal amount of the outstanding Debt Securities

16

of all tranches directly affected, considered as one class, will be required. In addition, an amendment or modification:

  •
  may not, without the consent of the holder of each outstanding Debt Security affected:

  •
  change the maturity of the principal of, or any installment of principal of or interest on, any Debt Securities;

  •
  reduce the principal amount or the rate of interest, or the amount of any installment of interest, or change the method of calculating the rate of interest;

  •
  reduce any premium payable upon the redemption of the Debt Securities;

  •
  reduce the amount of the principal of any Debt Security originally issued at a discount from the stated principal amount that would be due and payable upon a declaration of acceleration of maturity;

  •
  change the currency or other property in which a Debt Security or premium or interest on a Debt Security is payable; or

  •
  impair the right to institute suit for the enforcement of any payment on or after the stated maturity, or in the case of redemption, on or after the redemption date, of any Debt Securities;

  •
  may not reduce the percentage of principal amount requirement for consent of the holders for any supplemental indenture, or for any waiver of compliance with any provision of or any default under the applicable indenture, or reduce the requirements for quorum or voting, without the consent of the holder of each outstanding Debt Security of each series or tranche affected; and

  •
  may not modify provisions of the applicable indenture relating to supplemental indentures, waivers of certain covenants and waivers of past defaults with respect to the Debt Securities of any series, or any tranche of a series, without the consent of the holder of each outstanding Debt Security affected.

        A supplemental indenture will be deemed not to affect the rights under the applicable indenture of the holders of any series or tranche of the Debt Securities if the supplemental indenture:

  •
  changes or eliminates any covenant or other provision of the applicable indenture expressly included solely for the benefit of one or more other particular series of Debt Securities or tranches thereof; or

  •
  modifies the rights of the holders of Debt Securities of any other series or tranches with respect to any covenant or other provision.

For more information, see Section 1202 of the applicable Debt Securities Indenture.

        If we solicit from holders of the Debt Securities any type of action, we may at our option by board resolution fix in advance a record date for the determination of the holders entitled to vote on the action. We shall have no obligation, however, to do so. If we fix a record date, the action may be taken before or after the record date, but only the holders of record at the close of business on the record date shall be deemed to be holders for the purposes of determining whether holders of the requisite proportion of the outstanding Debt Securities have authorized the action. For that purpose, the outstanding Debt Securities shall be computed as of the record date. Any holder action shall bind every future holder of the same security and the holder of every security issued upon the registration of transfer of or in exchange for or in lieu of the security in respect of anything done or permitted by the Debt Securities Trustee or us in reliance on that action, whether or not notation of the action is made upon the security. For more information, see Section 104 of the applicable Debt Securities Indenture.

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Defeasance

        Unless the applicable prospectus supplement provides otherwise, any Debt Security, or portion of the principal amount of a Debt Security, will be deemed to have been paid for purposes of the applicable indenture, and, at our election, our entire indebtedness in respect of the Debt Security, or portion thereof, will be deemed to have been satisfied and discharged, if we have irrevocably deposited with the Debt Securities Trustee or any Paying Agent other than us, in trust money, certain eligible obligations, as defined in the applicable indenture, or a combination of the two, sufficient to pay principal of and any premium and interest due and to become due on the Debt Security or portion thereof. For more information, see Section 701 of the applicable Debt Securities Indenture. For this purpose, unless the applicable prospectus supplement provides otherwise, eligible obligations include direct obligations of, or obligations unconditionally guaranteed by, the United States, entitled to the benefit of full faith and credit of the United States, and certificates, depositary receipts or other instruments that evidence a direct ownership interest in those obligations or in any specific interest or principal payments due in respect of those obligations.

Resignation, Removal of Debt Securities Trustee; Appointment of Successor

        The Debt Securities Trustee may resign at any time by giving written notice to us or may be removed at any time by an action of the holders of a majority in principal amount of outstanding Debt Securities delivered to the Debt Securities Trustee and us. No resignation or removal of the Debt Securities Trustee and no appointment of a successor trustee will become effective until a successor trustee accepts appointment in accordance with the requirements of the applicable indenture. So long as no Event of Default or event that would become an Event of Default has occurred and is continuing, and except with respect to a Debt Securities Trustee appointed by an action of the holders, if we have delivered to the Debt Securities Trustee a resolution of our board of directors appointing a successor trustee and the successor trustee has accepted the appointment in accordance with the terms of the applicable indenture, the Debt Securities Trustee will be deemed to have resigned and the successor trustee will be deemed to have been appointed as trustee in accordance with the applicable indenture. For more information, see Section 910 of the applicable Debt Securities Indenture.

Notices

        We will give notices to holders of Debt Securities by mail to their addresses as they appear in the security register. For more information, see Section 106 of the applicable Debt Securities Indenture.

Title

        The Debt Securities Trustee and its agents, and we and our agents, may treat the person in whose name a Debt Security is registered as the absolute owner of that Debt Security, whether or not that Debt Security may be overdue, for the purpose of making payment and for all other purposes. For more information, see Section 308 of the applicable Debt Securities Indenture.

Governing Law

        The Debt Securities Indentures and the Debt Securities, including any Subordinated Debt Securities Indentures and Subordinated Debt Securities, will be governed by, and construed in accordance with, the law of the State of New York. For more information, see Section 112 of the applicable Debt Securities Indenture.

Relationship with the Trustee

        In the normal course of business, the Trustee under our Indenture (for Debt Securities), dated as of October 28, 1999, or its affiliates provides, and any future trustees or their affiliates, may, from time

18

to time, provide, certain commercial banking, investment banking and securities underwriting services to us and our affiliates.

GLOBAL SECURITIES

        We may issue some or all of the First Mortgage Bonds and Debt Securities as book-entry securities. Any such book-entry securities will be represented by one or more fully registered global certificates. We will register each global security with or on behalf of a securities depositary identified in the applicable prospectus supplement. Each global security will be deposited with the securities depositary or its nominee or a custodian for the securities depositary.

        As long as the securities depositary or its nominee is the registered holder of a global security representing securities described in this prospectus, that person will be considered the sole owner and holder of the global security and the securities it represents for all purposes. Except in limited circumstances, owners of beneficial interests in a global security:

  •
  may not have the global security or any securities it represents registered in their names;

  •
  may not receive or be entitled to receive physical delivery of certificated securities in exchange for the global security; and

  •
  will not be considered the owners or holders of the global security or any securities it represents for any purposes under the applicable securities or the related mortgage or indenture.

        We will make all payments of principal and any premium and interest on a global security to the securities depositary or its nominee as the holder of the global security. The laws of some jurisdictions require that certain purchasers of securities take physical delivery of securities in definitive form. These laws may impair the ability to transfer beneficial interests in a global security.

        Ownership of beneficial interests in a global security will be limited to institutions having accounts with the securities depositary or its nominee, which are called "participants" in this discussion, and to persons that hold beneficial interests through participants. When a global security representing securities described in this prospectus is issued, the securities depositary will credit on its book-entry, registration and transfer system the principal amounts of securities the global security represents to the accounts of its participants. Ownership of beneficial interests in a global security will be shown only on, and the transfer of those ownership interests will be effected only through, records maintained by:

  •
  the securities depositary, with respect to participants' interests; and

  •
  any participant, with respect to interests the participant holds on behalf of other persons.

        Payments participants make to owners of beneficial interests held through those participants will be the responsibility of those participants. The securities depositary may from time to time adopt various policies and procedures governing payments, transfers, exchanges and other matters relating to beneficial interests in a global security. None of the following will have any responsibility or liability for any aspect of the securities depositary's or any participant's records relating to beneficial interests in a global security representing securities described in this prospectus, for payments made on account of those beneficial interests or for maintaining, supervising or reviewing any records relating to those beneficial interests:

  •
  Duke Energy Progress;

  •
  the applicable trustee; or

  •
  any agent of either of them.

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 PLAN OF DISTRIBUTION

        We may sell securities to one or more underwriters or dealers for public offering and sale by them, or we may sell the securities to investors directly or through agents. The prospectus supplement relating to the securities being offered will set forth the terms of the offering and the method of distribution and will identify any firms acting as underwriters, dealers or agents in connection with the offering, including:

  •
  the name or names of any underwriters;

  •
  the purchase price of the securities and the proceeds to us from the sale;

  •
  any underwriting discounts and other items constituting underwriters' compensation;

  •
  any public offering price;

  •
  any discounts or concessions allowed or reallowed or paid to dealers; and

  •
  any securities exchange or market on which the securities may be listed.

        Only those underwriters identified in the prospectus supplement are deemed to be underwriters in connection with the securities offered in the prospectus supplement.

        We may distribute the securities from time to time in one or more transactions at a fixed price or prices, which may be changed, or at prices determined as the prospectus supplement specifies. We may sell securities through forward contracts or similar arrangements. In connection with the sale of securities, underwriters, dealers or agents may be deemed to have received compensation from us in the form of underwriting discounts or commissions and also may receive commissions from securities purchasers for whom they may act as agent. Underwriters may sell the securities to or through dealers, and such dealers may receive compensation in the form of discounts, concessions or commissions from the underwriters or commissions from the purchasers for whom they may act as agent.

        We may sell the securities directly or through agents we designate from time to time. Any agent involved in the offer or sale of the securities covered by this prospectus will be named in a prospectus supplement relating to such securities. Commissions payable by us to agents will be set forth in a prospectus supplement relating to the securities being offered. Unless otherwise indicated in a prospectus supplement, any such agents will be acting on a best-efforts basis for the period of their appointment.

        Some of the underwriters, dealers or agents and some of their affiliates who participate in the securities distribution may engage in other transactions with, and perform other services for, us and our subsidiaries or affiliates in the ordinary course of business.

        Any underwriting or other compensation which we pay to underwriters or agents in connection with the securities offering, and any discounts, concessions or commissions which underwriters allow to dealers, will be set forth in the applicable prospectus supplement. Underwriters, dealers and agents participating in the securities distribution may be deemed to be underwriters, and any discounts and commissions they receive and any profit they realize on the resale of the securities may be deemed to be underwriting discounts and commissions under the Securities Act of 1933, as amended. Underwriters, and their controlling persons, and agents may be entitled, under agreements we enter into with them, to indemnification against certain civil liabilities, including liabilities under the Securities Act of 1933, as amended.

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 EXPERTS

        The consolidated financial statements incorporated in this prospectus by reference from Duke Energy Progress, LLC's Annual Report on Form 10-K, have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report, which is incorporated herein by reference. Such consolidated financial statements have been so incorporated in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

VALIDITY OF THE SECURITIES

        Robert T. Lucas III, Esq., who is Deputy General Counsel of Duke Energy Business Services, LLC, the service company affiliate of Duke Energy Progress, and/or counsel named in the applicable prospectus supplement, will issue an opinion about the validity of the securities we are offering in the applicable prospectus supplement. Counsel named in the applicable prospectus supplement will pass upon certain legal matters on behalf of any underwriters.

WHERE YOU CAN FIND MORE INFORMATION

        We are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and, in accordance therewith, file annual, quarterly and current reports and other information with the Securities and Exchange Commission, or the SEC. Such reports and other information can be inspected and copied at the SEC's Public Reference Room at 100 F Street, N.E., Room 1580, Washington, D.C. 20549. You may also obtain copies of these documents at prescribed rates from the Public Reference Section of the SEC at its Washington, D.C. address. Please call the SEC at 1-800-SEC-0330 for further information. Our filings with the SEC, as well as additional information about us, are also available to the public through Duke Energy's website at http://www.duke-energy.com and are made available as soon as reasonably practicable after such material is filed with or furnished to the SEC. The information on our website is not a part of this prospectus. Our filings are also available to the public through the SEC website at http://www.sec.gov.

        The SEC allows us to "incorporate by reference" into this prospectus the information we file with it, which means that we can disclose important information to you by referring you to those documents. The information incorporated by reference is considered to be a part of this prospectus, and information that we file later with the SEC will automatically update and supersede this information. This prospectus incorporates by reference the documents incorporated in the prospectus at the time the registration statement became effective and all later documents filed with the SEC, in all cases as updated and superseded by later filings with the SEC. We incorporate by reference the documents listed below and any future documents filed by Duke Energy Progress, LLC with the SEC under Section 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934, as amended, until the offering is completed.

  •
  Annual Report on Form 10-K for the year ended December 31, 2015;

  •
  Quarterly Reports on Form 10-Q for the quarterly periods ended March 31, 2016, and June 30, 2016; and

  •
  Current Reports on Form 8-K filed on June 10, 2016, and September 16, 2016.

        We, our indirect parent company, Duke Energy Corporation, and certain of its other subsidiaries separately filed the combined Annual Report on Form 10-K and Quarterly Reports on Form 10-Q listed above. We do not intend to incorporate by reference into this prospectus the information relating to Duke Energy Corporation and its subsidiaries (other than Duke Energy Progress, LLC and its consolidated subsidiaries), and we make no representation as to the information relating to Duke Energy Corporation and its subsidiaries (other than Duke Energy Progress, LLC and its consolidated subsidiaries) contained in such combined reports.

21

        We will provide you without charge a copy of these filings, other than any exhibits unless the exhibits are specifically incorporated by reference into this prospectus. You may request a copy by writing us at the following address or telephoning one of the following numbers:

Investor Relations Department
Duke Energy Progress, LLC
P.O. Box 1005
Charlotte, North Carolina 28201
(704) 382-3853 or (800) 488-3853 (toll-free)

        You should rely only on the information contained or incorporated by reference in this prospectus. We have not authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. We are not making an offer to sell the securities described in this prospectus in any state where the offer or sale is not permitted. You should assume that the information contained in the prospectus is accurate only as of its date. Our business, financial condition, results of operations and prospects may have changed since that date.

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PART II

INFORMATION NOT REQUIRED IN PROSPECTUS

Item 14.    Other Expenses of Issuance and Distribution:

        The following table sets forth the costs and expenses, all of which will be paid by the registrants, in connection with the distribution of the securities being registered. All amounts are estimated, except the SEC registration fee:

SEC registration fee	$	*
Legal fees and expenses		**
Accounting fees and expenses		**
Printing expenses		**
Rating agency fees		**
Trustee fees and expenses		**
Stock exchange listing fees		**
Blue Sky fees and expenses		**
Miscellaneous		**

TOTAL	$	**

*
Deferred in accordance with Rules 456(b) and 457(r) under the Securities Act.

**
Estimated expenses are not presently known. The foregoing sets forth the general categories of expenses (other than underwriting discounts and commissions) that the registrants anticipate they will incur in connection with the offering of securities under the registration statement. An estimate of the aggregate expenses in connection with the issuance and distribution of the securities being offered will be included in the applicable prospectus supplement.

Item 15.    Indemnification of Directors and Officers.

Duke Energy Corporation

        Delaware law permits a corporation to adopt a provision in its certificate of incorporation eliminating or limiting the personal liability of a director, but not an officer in his or her capacity as such, to the corporation or its shareholders for monetary damages for breach of fiduciary duty as a director, except that such provision shall not elimitate or limit the liability of a director for (i) any breach of the director's duty of loyalty to the corporation or its shareholders, (ii) acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) liability under section 174 of the Delaware General Corporation Law (the "DGCL") for unlawful payment of dividends or stock purchases or redemptions, or (iv) any transaction from which the director derived an improper personal benefit. Our certificate of incorporation provides that no director of ours shall be personally liable to us or our shareholders for monetary damages for breach of fiduciary duty as a director, except to the extent such an exemption from liability or limitation thereof is not permitted under applicable law.

        Under Delaware law, a corporation may indemnify any person made a party or threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, other than action by or in the right of the corporation, because he or she is or was an officer, director, employee or agent of the corporation or was serving at the request of the corporation as an officer, director, employee or agent of another corporation or entity against expenses, judgments, fines and amounts paid in settlement actually and reasonably incurred in connection with such action, suit or proceeding: (1) if he or she acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation; or (2) in the case of a criminal proceeding, he or she had no reasonable cause to believe that his or her conduct was unlawful. A corporation may indemnify any person made a party or threatened to be made a party to any threatened, pending or completed action or suit brought by or in the right of the corporation because he or she was an officer, director, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation or other entity, against expenses actually and reasonably incurred in connection with such action or suit if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation, provided that such indemnification will be denied if the person is found liable to the corporation unless, in such a case, the court determines the person is entitled to indemnification for such expenses in any event. A corporation must indemnify a present or former director or officer who successfully defends himself or herself in a proceeding to which he or she was a party because he or she was a director or officer of the corporation against expenses actually and reasonably incurred by him or her. Expenses incurred by an officer or director, or any employees or agents as deemed appropriate by the board of directors, in defending civil or criminal proceedings may be paid by the corporation in advance of the final disposition of such proceedings upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that he or she is not entitled to be indemnified by the corporation. The Delaware law regarding indemnification and expense advancement is not exclusive of any other rights which may be granted by our certificate of incorporation or bylaws, a vote of shareholders or disinterested directors, agreement or otherwise.

        Under the DGCL, termination of any proceeding by conviction or upon a plea of nolo contendere or its equivalent shall not, of itself, create a presumption that such person is prohibited from being indemnified.

        Our bylaws provide that we will indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of us), by reason of the fact that such person is or was a director or officer of us, or is or was a director or officer serving at our request as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to our best interests, and, with respect to any criminal action or proceeding, had no reasonable cause to believe such person's conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, will not, of itself, create a presumption that the person did not act in good faith and in a manner which such person reasonably believed to be in or not opposed to our best interests, and, with respect to any criminal action or proceeding, had reasonable cause to believe that such person's conduct was unlawful.

        Our bylaws further provide that we will indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of us to procure a judgment in its favor by reason of the fact that such person is or was a director or officer of us, or is or was a director or officer of us serving at our request as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees) actually and reasonably incurred by such person in connection with the defense or settlement of such action or suit if such person acted in good faith, and in a manner such person reasonably believed to be in or not opposed to our best interests except that no indemnification will be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to us unless and only to the extent that the Court of Chancery of the State of Delaware or the court in which such action or suit was brought determines upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper.

        However, our bylaws provide that we will only provide indemnification pursuant to the bylaws (unless ordered by a court) if such indemnification is authorized in the specific case upon a determination that indemnification of the present or former director or officer is proper in the circumstances because such person has met the applicable standard of conduct set forth in the bylaws. Such determination is to be made, with respect to a person who is a director or officer at the time of such determination, (i) by a majority vote of the directors who are not parties to such action, suit or proceeding, even though less than a quorum, or (ii) by a committee of directors who are not parties to such action, suit or proceeding designated by a majority vote of such directors, even though less than a quorum, or (iii) if there are no such directors, or if such directors so direct, by independent legal counsel in a written opinion, or (iv) by the shareholders. Such determination is to be made, with respect to former directors and officers, by any person or persons having the authority to act on the matter on our behalf. To the extent, however, that a present or former director or officer of ours has been successful on the merits or otherwise in defense of any action, suit or proceeding, or in defense of any claim, issue or matter therein, such person shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by such person in connection therewith, without the necessity of authorization in the specific case.

        Our bylaws further provide that except for proceedings to enforce rights to indemnification, we will not be obligated to indemnify any director or officer (or his or her heirs, executors or personal or legal representatives) or advance expenses in connection with a proceeding (or part thereof) initiated by such person unless such proceeding (or part thereof) was authorized or consented to by the board of directors.

        The indemnification and advancement of expenses provided by, or granted pursuant to, our bylaws are not deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under the certificate of incorporation, bylaws, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in such person's official capacity and as to action in another capacity while holding such office. It is our policy that indemnification shall generally be made to the fullest extent permitted by law. Our bylaws do not preclude indemnifying persons in addition to those specified in the bylaws but whom we have the power or obligation to indemnify under the provisions of the DGCL, or otherwise.

        We may also purchase and maintain insurance on behalf of any person who is or was a director or officer, or is or was a director or officer serving at our request as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against such person and incurred by such person in any such capacity, or arising out of such person's status as such, whether or not we would have the power or the obligation to indemnify such person against such liability under the provisions of the bylaws.

Duke Energy Carolinas, LLC

        Part 3 of Article 3 of the North Carolina Limited Liability Company Act and the Limited Liability Company Operating Agreement of Duke Energy Carolinas permit or require indemnification of its directors and officers in a variety of circumstances, which may include liabilities under the Securities Act of 1933, as amended (the "Securities Act"). In addition, Duke Energy Carolinas maintains insurance on behalf of directors, officers, employees or agents, which may cover liabilities under the Securities Act.

        The Limited Liability Company Operating Agreement of Duke Energy Carolinas (the "Company") provides that any person who is or was serving as a member, director, officer, employee or agent of the Company or who, at the request of the Company, is or was serving as a director, manager, officer, employee or agent of another corporation, limited liability company, partnership, joint venture, trust or other enterprise or as a trustee or administrator under an employee benefit plan, shall be indemnified by the Company, to the fullest extent permitted by law, against (a) litigation expenses, including costs, expenses and reasonable attorneys' fees incurred by any such person in connection with any threatened, pending or completed action, suit or proceedings, whether civil, criminal, administrative or investigative, whether formal or informal, and whether or not brought by or on behalf of the Company, arising out of such person's status as such or such person's activities in any of the foregoing capacities, (b) liability, including payments made by such person in satisfaction of any judgment, money decree, fine (including an excise tax assessed with respect to an employee benefit plan), penalty or settlement for which such person may have become liable in any such action, suit or proceeding, (c) payments made and personal liabilities reasonably incurred in the authorized conduct of the business of the Company or for the preservation of its business and its property and (d) reasonable costs, expenses and attorneys' fees incurred by such person in connection with the enforcement of the indemnification rights provided in the agreement. The agreement further provides that any person who is or was serving in any of the foregoing capacities for or on behalf of the Company shall be conclusively deemed to be doing or to have done so in reliance upon, and as consideration for, such indemnification rights. The agreement also states that the rights of indemnification described above (which shall be deemed to be a contract between any such person and the Company enforceable on the part of such person notwithstanding any subsequent amendment or repeal of the agreement) shall inure to the benefit of the successors, estates or legal representatives of any such person and shall not be exclusive of any other rights to which such person may be entitled apart from the agreement, by contract, resolution or otherwise.

Duke Energy Florida, LLC

        The Florida Revised Limited Liability Company Act, as amended (the "Florida Act"), provides that a limited liability company may provide for the reimbursement, indemnification, advancement of defense expenses, and insurance for members and managers. Indemnification rights are not available for transactions in which the member or manager failed to comply with their fiduciary duties; transactions in violation of criminal law; transactions in which the person received an improper benefit; liability in connection with improper distributions; and willful misconduct or conscious disregard of the company's interest in a derivative action. The Florida Act specifically addresses improper conduct in connection with a derivative action and precludes indemnification for any breach of statutory standards of conduct or the knowing violation of any law. The prohibition of indemnification for such wrongful conduct cannot be changed by the operating agreement, nor can the operating agreement limit a person's liability to the limited liability company if his or her wrongful conduct causes damages. Both of such restrictions are nonwaivable under sections §§605.0105(3)(g) & (p)) of the Florida Act

        A limited liability company may provide for the advancement of reasonable expenses if the person agrees to repay the advancement if it is subsequently determined that the person is not entitled to indemnification. A limited liability company may purchase and maintain insurance on behalf of a member or manager against liability incurred in their capacities, or arising from their status, even for wrongful conduct of the kind described above for which indemnification would not otherwise be permitted.

        The Limited Liability Company Operating Agreement of Duke Energy Florida (the "Company") provides that any person who is or was serving as a member, director, officer, employee or agent of the Company or who, at the request of the Company, is or was serving as a director, manager, officer, employee or agent of another corporation, limited liability company, partnership, joint venture, trust or other enterprise or as a trustee or administrator under an employee benefit plan, shall be indemnified by the Company, to the fullest extent permitted by law, against (a) litigation expenses, including costs, expenses and reasonable attorneys' fees incurred by any such person in connection with any threatened, pending or completed action, suit or proceedings, whether civil, criminal, administrative or investigative, whether formal or informal, and whether or not brought by or on behalf of the Company, arising out of such person's status as such or such person's activities in any of the foregoing capacities, (b) liability, including payments made by such person in satisfaction of any judgment, money decree, fine (including an excise tax assessed with respect to an employee benefit plan), penalty or settlement for which such person may have become liable in any such action, suit or proceeding, (c) payments made and personal liabilities reasonably incurred in the authorized conduct of the business of the Company or for the preservation of its business and its property and (d) reasonable costs, expenses and attorneys' fees incurred by such person in connection with the enforcement of the indemnification rights provided in the agreement. The agreement further provides that any person who is or was serving in any of the foregoing capacities for or on behalf of the Company shall be conclusively deemed to be doing or to have done so in reliance upon, and as consideration for, such indemnification rights. The agreement also states that the rights of indemnification described above (which shall be deemed to be a contract between any such person and the Company enforceable on the part of such person notwithstanding any subsequent amendment or repeal of the agreement) shall inure to the benefit of the successors, estates or legal representatives of any such person and shall not be exclusive of any other rights to which such person may be entitled apart from the agreement, by contract, resolution or otherwise.

        Duke Energy Corporation, our parent, has purchased insurance with respect to, among other things, the liabilities that may arise under the statutory provisions referred to above. Our directors and officers are also insured against certain liabilities, including certain liabilities arising under the Securities Act of 1933, as amended, that might be incurred by them in such capacities and against which they are not indemnified by us.

Duke Energy Indiana, LLC

        Section 23-18-2-2 of the Indiana Business Flexibility Act ("Indiana LLC Law") provides that, unless the limited liability company's articles of organization provide otherwise, every limited liability company has the power to indemnify and hold harmless any member, manager, agent, or employee from and against any and all claims and demands, except in the case of an action or failure to act by the member, agent, or employee which constitutes willful misconduct or recklessness and subject to any standards and restrictions set forth in a written operating agreement. Section 23-18-4-4 of the Indiana LLC Law provides that a written operating agreement may provide for indemnification of a member or manager for monetary damages for judgments, settlements, penalties, fines, or expenses incurred in a proceeding to which a person is a party because the person is or was a member or manager.

        The Limited Liability Company Operating Agreement of Duke Energy Indiana (the "Company") provides that any person who is or was serving as a member, director, officer, employee or agent of the Company or who, at the request of the Company, is or was serving as a director, manager, officer, employee or agent of another corporation, limited liability company, partnership, joint venture, trust or other enterprise or as a trustee or administrator under an employee benefit plan, shall be indemnified by the Company, to the fullest extent permitted by law, against (a) litigation expenses, including costs, expenses and reasonable attorneys' fees incurred by any such person in connection with any threatened, pending or completed action, suit or proceedings, whether civil, criminal, administrative or investigative, whether formal or informal, and whether or not brought by or on behalf of the Company, arising out of such person's status as such or such person's activities in any of the foregoing capacities, (b) liability, including payments made by such person in satisfaction of any judgment, money decree, fine (including an excise tax assessed with respect to an employee benefit plan), penalty or settlement for which such person may have become liable in any such action, suit or proceeding, (c) payments made and personal liabilities reasonably incurred in the authorized conduct of the business of the Company or for the preservation of its business and its property and (d) reasonable costs, expenses and attorneys' fees incurred by such person in connection with the enforcement of the indemnification rights provided in the agreement. The agreement further provides that any person who is or was serving in any of the foregoing capacities for or on behalf of the Company shall be conclusively deemed to be doing or to have done so in reliance upon, and as consideration for, such indemnification rights. The agreement also states that the rights of indemnification described above (which shall be deemed to be a contract between any such person and the Company enforceable on the part of such person notwithstanding any subsequent amendment or repeal of the agreement) shall inure to the benefit of the successors, estates or legal representatives of any such person and shall not be exclusive of any other rights to which such person may be entitled apart from the agreement, by contract, resolution or otherwise.

        The indemnification described above may include liabilities under the Securities Act. In addition, Duke Energy Indiana maintains insurance permitted by the laws of Indiana on behalf of directors and officers which may cover liabilities under the securities laws, except those arising under Section 16(b) of the Securities Exchange Act of 1934, as amended, or involving fraud, criminal fines or penalties or deliberate dishonesty with respect to a material matter which is the subject of litigation.

Duke Energy Ohio, Inc.

        Section 1701.13(E) of the Ohio Revised Code (the "Ohio Code") provides that a corporation may indemnify or agree to indemnify any person who was or is a party, or is threatened to be made a party, to any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative, other than an action by or in the right of the corporation, by reason of the fact that the person is or was a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, trustee, officer, employee, member, manager or agent of another corporation, a limited liability company, or a partnership, joint venture, trust, or other enterprise, against expenses, including attorneys' fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by the person in connection with such action, suit, or proceeding, if the person is determined under the procedure described in the Ohio Code to have (a) acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the corporation, and (b) had no reasonable cause to believe the conduct was unlawful in the case of any criminal action or proceeding. However, with respect to expenses actually and reasonably incurred in connection with the defense or settlement of any action or suit by or in the right of the corporation to procure a judgment in its favor, no indemnification is to be made (i) in respect of any claim, issue, or matter as to which such person was adjudged liable for negligence or misconduct in the performance of such person's duty to the corporation unless, and only to the extent that, it is determined by the court upon application that, despite the adjudication of liability, such person is fairly and reasonably entitled to indemnity for such expenses as the court deems proper, or (ii) in respect of any action or suit in which the only liability asserted against a director is in connection with the alleged making of an unlawful loan, dividend or distribution of corporate assets. The Ohio Code also provides that such person shall be indemnified against expenses actually and reasonably incurred by the person to the extent successful in defense of the actions referred to above, or in defense of any claim, issue, or matter therein.

        Duke Energy Ohio's Regulations contain substantially the same provisions except that indemnity under the statute is made mandatory as to directors and officers by the Regulations.

        Duke Energy Ohio maintains an insurance policy covering Duke Energy Ohio's directors and officers against certain civil liabilities, including liabilities under the Securities Act.

Duke Energy Progress, LLC

        Part 3 of Article 3 of the North Carolina Limited Liability Company Act and the Limited Liability Company Operating Agreement of Duke Energy Progress (the "Company") permit or require indemnification of its directors and officers in a variety of circumstances, which may include liabilities under the Securities Act. In addition, the Company maintains insurance on behalf of directors, officers, employees or agents, which may cover liabilities under the Securities Act.

        The Limited Liability Company Operating Agreement of the Company provides that any person who is or was serving as a member, director, officer, employee or agent of the Company or who, at the request of the Company, is or was serving as a director, manager, officer, employee or agent of another corporation, limited liability company, partnership, joint venture, trust or other enterprise or as a trustee or administrator under an employee benefit plan, shall be indemnified by the Company, to the fullest extent permitted by law, against (a) litigation expenses, including costs, expenses and reasonable attorneys' fees incurred by any such person in connection with any threatened, pending or completed action, suit or proceedings, whether civil, criminal, administrative or investigative, whether formal or informal, and whether or not brought by or on behalf of the Company, arising out of such person's status as such or such person's activities in any of the foregoing capacities, (b) liability, including payments made by such person in satisfaction of any judgment, money decree, fine (including an excise tax assessed with respect to an employee benefit plan), penalty or settlement for which such person may have become liable in any such action, suit or proceeding, (c) payments made and personal liabilities reasonably incurred in the authorized conduct of the business of the Company or for the preservation of its business and its property and (d) reasonable costs, expenses and attorneys' fees incurred by such person in connection with the enforcement of the indemnification rights provided in the agreement. The agreement further provides that any person who is or was serving in any of the foregoing capacities for or on behalf of the Company shall be conclusively deemed to be doing or to have done so in reliance upon, and as consideration for, such indemnification rights. The agreement also states that the rights of indemnification described above (which shall be deemed to be a contract between any such person and the Company enforceable on the part of such person notwithstanding any subsequent amendment or repeal of the agreement) shall inure to the benefit of the successors, estates or legal representatives of any such person and shall not be exclusive of any other rights to which such person may be entitled apart from the agreement, by contract, resolution or otherwise.

Item 16.    Exhibits.

        The exhibits to this registration statement are listed in the exhibit index, which appears elsewhere herein and is incorporated by reference.

Item 17.    Undertakings.

        (a)   Each of the undersigned registrants hereby undertakes:

          (1)   To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

              (i)  To include any prospectus required by section 10(a)(3) of the Securities Act;

             (ii)  To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the

  Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than a 20% change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective registration statement;

            (iii)  To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

  Provided, however,

          Paragraphs (a)(1)(i), (a)(1)(ii) and (a)(1)(iii) of this section do not apply if the registration statement is on Form S-3 or Form F-3 and the information required to be included in a post-effective amendment by those paragraphs is contained in reports filed with or furnished to the Commission by the registrant pursuant to section 13 or section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in the registration statement, or is contained in a form of prospectus filed pursuant to Rule 424(b) that is part of the registration statement.

          (2)   That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

          (3)   To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

          (4)   That, for the purpose of determining liability of the registrant under the Securities Act to any purchaser:

              (i)  Each prospectus filed by the registrant pursuant to Rule 424(b)(3) shall be deemed to be part of the registration statement as of the date the filed prospectus was deemed part of and included in the registration statement; and

             (ii)  Each prospectus required to be filed pursuant to Rule 424(b)(2), (b)(5) or (b)(7) as part of a registration statement in reliance on Rule 430B relating to an offering made pursuant to Rule 415(a)(1)(i), (vii) or (x) for the purpose of providing the information required by section 10(a) of the Securities Act shall be deemed to be part of and included in the registration statement as of the earlier of the date such form of prospectus is first used after effectiveness or the date of the first contract of sale of securities in the offering described in the prospectus. As provided in Rule 430B, for liability purposes of the issuer and any person that is at that date an underwriter, such date shall be deemed to be a new effective date of the registration statement relating to the securities in the registration statement to which that prospectus relates, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such effective date, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such effective date.

          (5)   That, for the purpose of determining liability of the registrant under the Securities Act to any purchaser in the initial distribution of the securities:

            Each of the undersigned registrants undertakes that in a primary offering of securities of the undersigned registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned registrant will be a seller to the purchaser and will be considered to offer or sell such securities to such purchaser:

              (i)  Any preliminary prospectus or prospectus of the undersigned registrant relating to the offering required to be filed pursuant to Rule 424;

             (ii)  Any free writing prospectus relating to the offering prepared by or on behalf of the undersigned registrant or used or referred to by the undersigned registrant;

            (iii)  The portion of any other free writing prospectus relating to the offering containing material information about the undersigned registrant or its securities provided by or on behalf of the undersigned registrant; and

            (iv)  Any other communication that is an offer in the offering made by the undersigned registrant to the purchaser.

        (b)   Each of the undersigned registrants hereby undertakes that, for purposes of determining any liability under the Securities Act, each filing of the registrant's annual report pursuant to section 13(a) or section 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

        (c)   Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

SIGNATURES

Duke Energy Corporation

        Pursuant to the requirements of the Securities Act of 1933, Duke Energy Corporation certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Charlotte, State of North Carolina, on September 23, 2016.

DUKE ENERGY CORPORATION
By:	/s/ LYNN J. GOOD*
	Name:	Lynn J. Good
	Title:	Chairman, President and Chief Executive Officer

        Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ LYNN J. GOOD* Lynn J. Good	Director and Chairman, President and Chief Executive Officer (Principal Executive Officer)	September 23, 2016
/s/ STEVEN K. YOUNG* Steven K. Young	Executive Vice President and Chief Financial Officer (Principal Financial Officer)	September 23, 2016
/s/ WILLIAM E. CURRENS, JR.* William E. Currens, Jr.	Senior Vice President, Chief Accounting Officer and Controller (Principal Accounting Officer)	September 23, 2016
Majority of Directors:
/s/ MICHAEL J. ANGELAKIS* Michael J. Angelakis	Director	September 23, 2016
/s/ MICHAEL G. BROWNING* Michael G. Browning	Director	September 23, 2016
/s/ DANIEL R. DIMICCO* Daniel R. DiMicco	Director	September 23, 2016

Signature	Title	Date

/s/ JOHN H. FORSGREN* John H. Forsgren	Director	September 23, 2016
/s/ ANN MAYNARD GRAY* Ann Maynard Gray	Director	September 23, 2016
/s/ JOHN T. HERRON* John T. Herron	Director	September 23, 2016
/s/ JAMES B. HYLER, JR.* James B. Hyler, Jr.	Director	September 23, 2016
/s/ WILLIAM E. KENNARD* William E. Kennard	Director	September 23, 2016
/s/ MARIE E. MCKEE* Marie E. McKee	Director	September 23, 2016
/s/ CHARLES W. MOORMAN IV* Charles W. Moorman IV	Director	September 23, 2016
/s/ CARLOS A. SALADRIGAS* Carlos A. Saladrigas	Director	September 23, 2016

*
The undersigned, by signing his name hereto, does hereby sign this document on behalf of the registrant and on behalf of each of the above-named persons indicated above by asterisks, pursuant to a power of attorney duly executed by the registrant and such persons, filed with the Securities and Exchange Commission as an exhibit hereto.

By:	/s/ ROBERT T. LUCAS III Attorney-in-Fact

September 23, 2016

Duke Energy Carolinas, LLC

        Pursuant to the requirements of the Securities Act of 1933, Duke Energy Carolinas, LLC certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Charlotte, State of North Carolina, on September 23, 2016.

DUKE ENERGY CAROLINAS, LLC
By:	/s/ LYNN J. GOOD Lynn J. Good Chief Executive Officer

        Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ LYNN J. GOOD Lynn J. Good	Director and Chief Executive Officer (Principal Executive Officer)	September 23, 2016
/s/ STEVEN K. YOUNG Steven K. Young	Executive Vice President and Chief Financial Officer (Principal Financial Officer)	September 23, 2016
/s/ WILLIAM E. CURRENS, JR. William E. Currens, Jr.	Senior Vice President, Chief Accounting Officer and Controller (Principal Accounting Officer)	September 23, 2016
/s/ DHIAA M. JAMIL Dhiaa M. Jamil	Director	September 23, 2016
/s/ LLOYD M. YATES Lloyd M. Yates	Director	September 23, 2016

Duke Energy Florida, LLC

        Pursuant to the requirements of the Securities Act of 1933, Duke Energy Florida, LLC certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Charlotte, State of North Carolina, on September 23, 2016.

DUKE ENERGY FLORIDA, LLC
By:	/s/ LYNN J. GOOD Lynn J. Good Chief Executive Officer

        Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ LYNN J. GOOD Lynn J. Good	Director and Chief Executive Officer (Principal Executive Officer)	September 23 2016
/s/ STEVEN K. YOUNG Steven K. Young	Executive Vice President and Chief Financial Officer (Principal Financial Officer)	September 23, 2016
/s/ WILLIAM E. CURRENS, JR. William E. Currens, Jr.	Senior Vice President, Chief Accounting Officer and Controller (Principal Accounting Officer)	September 23, 2016
/s/ DOUGLAS F ESAMANN Douglas F Esamann	Director	September 23, 2016
/s/ DHIAA M. JAMIL Dhiaa M. Jamil	Director	September 23, 2016
/s/ JULIA S. JANSON Julia S. Janson	Director	September 23, 2016
/s/ LLOYD M. YATES Lloyd M. Yates	Director	September 23, 2016

Duke Energy Progress, LLC

        Pursuant to the requirements of the Securities Act of 1933, Duke Energy Progress, LLC certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Charlotte, State of North Carolina, on September 23, 2016.

DUKE ENERGY PROGRESS, LLC
By:	/s/ LYNN J. GOOD Lynn J. Good Chief Executive Officer

        Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ LYNN J. GOOD Lynn J. Good	Director and Chief Executive Officer (Principal Executive Officer)	September 23, 2016
/s/ STEVEN K. YOUNG Steven K. Young	Executive Vice President and Chief Financial Officer (Principal Financial Officer)	September 23, 2016
/s/ WILLIAM E. CURRENS, JR. William E. Currens, Jr.	Senior Vice President, Chief Accounting Officer and Controller (Principal Accounting Officer)	September 23, 2016
/s/ DOUGLAS F ESAMANN Douglas F Esamann	Director	September 23, 2016
/s/ DHIAA M. JAMIL Dhiaa M. Jamil	Director	September 23, 2016
/s/ JULIA S. JANSON Julia S. Janson	Director	September 23, 2016
/s/ LLOYD M. YATES Lloyd M. Yates	Director	September 23, 2016

Duke Energy Indiana, LLC

        Pursuant to the requirements of the Securities Act of 1933, Duke Energy Indiana, Inc. certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Charlotte, State of North Carolina, on September 23, 2016.

DUKE ENERGY INDIANA, LLC
By:	/s/ LYNN J. GOOD Lynn J. Good Chief Executive Officer

        Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ LYNN J. GOOD Lynn J. Good	Chief Executive Officer (Principal Executive Officer)	September 23, 2016
/s/ STEVEN K. YOUNG Steven K. Young	Executive Vice President and Chief Financial Officer (Principal Financial Officer)	September 23, 2016
/s/ WILLIAM E. CURRENS, JR. William E, Currens, Jr.	Senior Vice President, Chief Accounting Officer and Controller (Principal Accounting Officer)	September 23, 2016
/s/ DOUGLAS F ESAMANN Douglas F Esamann	Director	September 23, 2016
/s/ KELLEY A. KARN Kelley A. Karn	Director	September 23, 2016
/s/ MELODY BIRMINGHAM-BYRD Melody Birmingham-Byrd	Director	September 23, 2016

Duke Energy Ohio, Inc.

        Pursuant to the requirements of the Securities Act of 1933, Duke Energy Ohio, Inc. certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Charlotte, State of North Carolina, on September 23, 2016.

DUKE ENERGY OHIO, INC.
By:	/s/ LYNN J. GOOD Lynn J. Good Chief Executive Officer

        Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ LYNN J. GOOD Lynn J. Good	Director and Chief Executive Officer (Principal Executive Officer)	September 23, 2016
/s/ STEVEN K. YOUNG Steven K. Young	Executive Vice President and Chief Financial Officer (Principal Financial Officer)	September 23, 2016
/s/ WILLIAM E. CURRENS, JR. William E. Currens, Jr.	Senior Vice President, Chief Accounting Officer and Controller (Principal Accounting Officer)	September 23, 2016
/s/ DOUGLAS F ESAMANN Douglas F Esamann	Director	September 23, 2016
/s/ DHIAA M. JAMIL Dhiaa M. Jamil	Director	September 23, 2016

Index to Exhibits

Exhibit No.		Exhibit
Duke Energy Corporation

4(a)(1)	*	Amended and Restated Certificate of Incorporation of Duke Energy Corporation (filed with Form 8-K, File No. 1-32853, dated May 20, 2014, as Exhibit 3.1)

4(a)(2)	*	Amended and Restated By-Laws of Duke Energy Corporation (filed with Form 8-K, File No. 1-32853, dated January 4, 2016, as Exhibit 3.1)

4(a)(3)	*	Indenture dated June 3, 2008, between Duke Energy Corporation and The Bank of New York Mellon Trust Company, N.A., as Trustee (filed with Form 8-K, File No. 1-32853, filed June 16, 2008, as Exhibit 4.1)

4(a)(3)(i)	*	First Supplemental Indenture to Indenture, dated as of June 16, 2008 (filed with Form 8-K, File No. 1-32853, filed June 16, 2008, as Exhibit 4.2)

4(a)(3)(ii)	*	Second Supplemental Indenture, dated as of January 26, 2009 (filed with Form 8-K, File No. 1-32853, filed January 26, 2009, as Exhibit 4.1)

4(a)(3)(iii)	*	Third Supplemental Indenture, dated as of August 28, 2009 (filed with Form 8-K, File No. 1-32853, filed August 28, 2009, as Exhibit 4.1)

4(a)(3)(iv)	*	Fourth Supplemental Indenture, dated as of March 25, 2010 (filed with Form 8-K, File No. 1-32853, filed March 25, 2010, as Exhibit 4.1)

4(a)(3)(v)	*	Fifth Supplemental Indenture, dated as of August 25, 2011 (filed with Form 8-K, File No. 1-32853, filed August 25, 2011, as Exhibit 4.1)

4(a)(3)(vi)	*	Sixth Supplemental Indenture, dated as of November 17, 2011 (filed with Form 8-K, File No. 1-32853, filed November 7, 2011, as Exhibit 4.1)

4(a)(3)(vii)	*	Seventh Supplemental Indenture, dated as of August 16 , 2012 (filed with Form 8-K, File No. 1-32853, filed August 16, 2012, as Exhibit 4.1)

4(a)(3)(viii)	*	Eighth Supplemental Indenture, dated as of January 14, 2013 (filed with Form 8-A, File No. 1-32853, filed January 14, 2013, as Exhibit 2)

4(a)(3)(ix)	*	Ninth Supplemental Indenture, dated as of June 13, 2013 (filed with Form 8-K, File No. 1-32853, filed June 13, 2013, as Exhibit 4.1)

4(a)(3)(x)	*	Tenth Supplemental Indenture, dated as of October 11, 2013 (incorporated by reference to Exhibit 4.1 to Duke Energy Corporation's Current Report on Form 8-K filed on October 11, 2013, File No. 1-32853).

4(a)(3)(xi)	*	Eleventh Supplemental Indenture, dated as of April 4, 2014, (incorporated by reference to Exhibit 4.1 to Duke Energy Corporation's Current Report on Form 8-K filed on April 4, 2014, File No. 1-32853).

4(a)(3)(xii)	*	Twelfth Supplemental Indenture, dated as of November 19, 2015 (incorporated by reference to Exhibit 4.2 to Duke Energy Corporation's Current Report on Form 8-K filed on November 19, 2015, File No. 1-32853).

4(a)(3)(xiii)	*	Thirteenth Supplemental Indenture, dated as of April 18, 2016, to the indenture, dated as of June 3, 2008, between Duke Energy Corporation and The Bank of New York Mellon Trust Company, N.A., as Trustee (incorporated by reference to Exhibit 4.1 to Duke Energy Corporation's Quarterly Report on Form 10-Q for the quarter ended March 31, 2016, File No. 1-32853).

Exhibit No.		Exhibit
4(a)(3)(xiv)	*	Fourteenth Supplemental Indenture, dated as of August 12, 2016, to the indenture, dated as of June 3, 2008, between Duke Energy Corporation and The Bank of New York Mellon Trust Company, N.A., as Trustee (incorporated by reference to Exhibit 4.1 to Duke Energy Corporation's Current Report on Form 8-K filed on August 12, 2016, File No. 1-32853).

5(a)(1)		Opinion of counsel to Duke Energy Corporation as to legality of the securities

23(a)(1)		Consent of Deloitte & Touche LLP, Independent Registered Public Accounting Firm for Duke Energy Corporation

23(a)(2)		Consent of counsel to Duke Energy Corporation (included in opinion in Exhibit 5(a)(1))

24(a)(1)		Power of Attorney of certain officers and directors of Duke Energy Corporation

24(a)(2)		Resolution of Duke Energy Corporation regarding Power of Attorney

25(a)(1)		Form T-1 Statement of Eligibility under the Trust Indenture Act of 1939, as amended, of The Bank of New York Mellon Trust Company, N.A. relating to the Duke Energy Corporation Indenture dated as of June 3, 2008
Duke Energy Carolinas, LLC

4(b)(1)	*	Senior Indenture between Duke Energy Carolinas, LLC and The Bank of New York Mellon Trust Company, N.A., as successor trustee to JPMorgan Chase Bank (formerly known as The Chase Manhattan Bank), dated as of September 1, 1998 (filed with Post-Effective Amendment No. 2 to Form S-3, File No. 333-14209, effective April 7, 1999, as Exhibit 4-D-1)

4(b)(1)(i)	*	Fifteenth Supplemental Indenture to Indenture, dated as of April 3, 2006 (filed with Form S-3, File No. 333-146483, as Exhibit 4.4.1)

4(b)(1)(ii)	*	Sixteenth Supplemental Indenture to Indenture, dated as of June 5, 2007 (filed with Form 8-K, File No. 1-4928, filed June 6, 2007)

4(b)(2)	*	Subordinated Indenture between Duke Energy Carolinas, LLC and The Bank of New York Mellon Trust Company, N.A., as successor trustee to JPMorgan Chase Bank (formerly known as The Chase Manhattan Bank), dated as of December 1, 1997 (filed with Post-Effective Amendment No. 1 to Form S-3, File No. 333-14209, effective September 3, 1998, as Exhibit 4-D-2)

4(b)(3)	*	First and Refunding Mortgage from Duke Energy Carolinas, LLC to The Bank of New York Mellon Trust Company, N.A., successor trustee to Guaranty Trust Company of New York, dated as of December 1, 1927 (filed with Form S-1, File No. 2-7224, effective October 15, 1947, as Exhibit 7(a))

4(b)(3)(i)	*	Instrument of Resignation, Appointment and Acceptance among Duke Energy Carolinas, LLC, JPMorgan Chase Bank, N.A., as Trustee, and The Bank of New York Mellon Trust Company, N.A., as Successor Trustee, dated as of September 24, 2007 (Filed with Form S-3, File No. 333-146483, as Exhibit 4.6.1)

4(b)(3)(ii)	*	Ninth Supplemental Indenture, dated as of February 1, 1949 (filed with Form S-1, File No. 2-7808, effective February 3, 1949, as Exhibit 7(j))

4(b)(3)(iii)	*	Twentieth Supplemental Indenture, dated as of June 15, 1964 (filed with Form S-1, File No. 2-25367, effective August 23, 1966, as Exhibit 4-B-20)

Exhibit No.		Exhibit
4(b)(3)(iv)	*	Twenty-third Supplemental Indenture, dated as of February 1, 1968 (filed with Form S-9, File No. 2-31304, effective January 21, 1969, as Exhibit 2-B-26)

4(b)(3)(v)	*	Sixtieth Supplemental Indenture, dated as of March 1, 1990 (filed with Form 10-K for the year ended December 31, 1990, File No.1-4928, as Exhibit 4-B-61)

4(b)(3)(vi)	*	Sixty-third Supplemental Indenture, dated as of July 1, 1991 (filed with Form S-3, File No. 33-45501, effective February 13, 1992, as Exhibit 4-B-64)

4(b)(3)(vii)	*	Eighty-fourth Supplemental Indenture dated as of March 20, 2006 (Filed with Form S-3, File No. 333-146483, as Exhibit 4.6.9)

4(b)(3)(viii)	*	Eighty-fifth Supplemental Indenture, dated as of January 10, 2008 (filed with Form 8-K, File No.1-4928, filed January 11, 2008, as Exhibit 4.1)

4(b)(3)(ix)	*	Eighty-seventh Supplemental Indenture, dated as of April 14, 2008 (filed with Form 8-K, File No.1-4928, filed April 15, 2008, as Exhibit 4.1)

4(b)(3)(x)	*	Eighty-eighth Supplemental Indenture, dated as of November 17, 2008 (filed with Form 8-K, File No.1-4928, filed November 20, 2008, as Exhibit 4.1)

4(b)(3)(xi)	*	Ninetieth Supplemental Indenture, dated as of November 19, 2009 (filed with Form 8-K, File No.1-4928, filed November 19, 2009, as Exhibit 4.1)

4(b)(3)(xii)	*	Ninety-first Supplemental Indenture, dated as of June 7, 2010 (filed with Form 8-K, File No.1-4928, filed June 7, 2010, as Exhibit 4.1)

4(b)(3)(xiii)	*	Ninety-third Supplemental Indenture, dated as of May 19, 2011 (filed with Form 8-K, File No.1-4928, filed May 19, 2011, as Exhibit 4.1)

4(b)(3)(xiv)	*	Ninety-fourth Supplemental Indenture, dated as of December 8, 2011 (filed with Form 8-K, File No.1-4928, filed December 8, 2011, as Exhibit 4.1)

4(b)(3)(xv)	*	Ninety-fifth Supplemental Indenture, dated as of September 21, 2012 (filed with Form 8-K, File No.1-4928, filed September 21, 2012, as Exhibit 4.1)

4(b)(3)(xvi)	*	Ninety-sixth Supplemental Indenture, dated as of March 12, 2015, between Duke Energy Carolinas, LLC and The Bank of New York Mellon Trust Company, N.A., as Trustee (incorporated by reference to Exhibit 4.1 to Duke Energy Carolina, LLC's Current Report on Form 8-K filed on March 12, 2015, File No. 1-4928)

4(b)(3)(xvii)	*	Ninety-seventh Supplemental Indenture, dated as of March 11, 2016 (incorporated by reference to Exhibit 4.1 to registrant's Current Report on Form 8-K filed on March 11, 2016, File No. 1-04928)

5(b)(1)		Opinion of counsel to Duke Energy Carolinas, LLC, as to legality of the securities

23(b)(1)		Consent of Deloitte & Touche LLP, Independent Registered Public Accounting Firm for Duke Energy Carolinas, LLC

23(b)(2)		Consent of counsel to Duke Energy Carolinas, LLC (included in opinion in Exhibit 5(b)(1))

25(b)(1)		Form T-1 Statement of Eligibility under the Trust Indenture Act of 1939, as amended, of The Bank of New York Mellon Trust Company, N.A. relating to the Duke Energy Carolinas, LLC Senior Indenture dated as of September 1, 1998

Exhibit No.		Exhibit
25(b)(2)		Form T-1 Statement of Eligibility under the Trust Indenture Act of 1939, as amended, of The Bank of New York Mellon Trust Company, N.A. relating to the Duke Energy Carolinas, LLC Subordinated Indentrue dated as of December 1, 1997

25(b)(3)		Form T-1 Statement of Eligibility under the Trust Indenture Act of 1939, as amended, of The Bank of New York Mellon Trust Company, N.A. relating to the Duke Energy Carolinas, LLC Mortgage Indenture dated as of December 1, 1927
Duke Energy Florida, LLC

4(c)(1)	*	Indenture (for First Mortgage Bonds), dated as of January 1, 1944, between Duke Energy Florida, Inc. (formerly, Florida Power Corporation) and The Bank of New York Mellon (as successor to Guaranty Trust Company of New York and The Florida National Bank of Jacksonville), as Trustee (filed as Exhibit B-18 to the Registration Statement on Form A-2, File No. 2-5293)

4(c)(1)(i)	*	Seventh Supplemental Indenture (filed as Exhibit 4(b) to Registration Statement on Form S-3, File No. 33-16788, filed on September 27, 1991)

4(c)(1)(ii)	*	Eighth Supplemental Indenture (filed as Exhibit 4(c) to Registration Statement on Form S-3, File No. 33-16788, filed on September 27, 1991)

4(c)(1)(iii)	*	Sixteenth Supplemental Indenture (filed as Exhibit 4(d) to Registration Statement on Form S-3, File No. 33-16788, filed on September 27, 1991)

4(c)(1)(iv)	*	Twenty-ninth Supplemental Indenture (filed as Exhibit 4(c) to Registration Statement on Form S-3, File No. 2-79832, filed on September 17, 1982)

4(c)(1)(v)	*	Thirty-eighth Supplemental Indenture (filed as exhibit 4(f) to Registration Statement on Form S-3, File No. 33-55273, filed on August 29, 1994)

4(c)(1)(vi)	*	Forty-first Supplemental Indenture (filed as Exhibit 4 to the Current Report on Form 8-K, File No. 1-03274, filed on February 21, 2003)

4(c)(1)(vii)	*	Forty-second Supplemental Indenture (filed as Exhibit 4 to Quarterly Report on Form 10-Q for the quarter ended June 30, 2003, File No. 1-03274, filed on August 11, 2003)

4(c)(1)(viii)	*	Forty-third Supplemental Indenture (filed as Exhibit 4 to the Current Report on Form 8-K, File No. 1-03274, filed on November 21, 2003)

4(c)(1)(ix)	*	Forty-fourth Supplemental Indenture (filed as Exhibit 4.(m) to the Annual Report on Form 10-K, File No. 1-03274, filed on March 16, 2005)

4(c)(1)(x)	*	Forty-sixth Supplemental Indenture (filed as Exhibit 4 to the Current Report on Form 8-K, File No. 1-03274, filed on September 19, 2007)

4(c)(1)(xi)	*	Forty-seventh Supplemental Indenture (filed as Exhibit 4 to the Current Report on Form 8-K, File No. 1-03274, filed on December 13, 2007)

4(c)(1)(xii)	*	Forty-eighth Supplemental Indenture (filed as Exhibit 4 to the Current Report on Form 8-K, File No. 1-03274, filed on June 18, 2008)

4(c)(1)(xiii)	*	Forty-ninth Supplemental Indenture (filed as Exhibit 4 to the Current Report on Form 8-K, File No. 1-03274, filed on March 25, 2010)

4(c)(1)(xiv)	*	Fiftieth Supplemental Indenture (filed as Exhibit 4 to the Current Report on Form 8-K, File No. 1-03274, filed on August 18, 2011)

Exhibit No.		Exhibit
4(c)(1)(xv)	*	Fifty-first Supplemental Indenture (filed as Exhibit 4.1 to the Current Report on Form 8-K, File No. 1-03274, filed on November 20, 2012)

4(c)(1)(xvi)		Fifty-second Supplemental Indenture, dated as of August 1, 2015

4(c)(1)(xvii)	*	Fifty-third Supplemental Indenture (filed as Exhibit 4.1 to the Current Report on Form 8-K, File No.1-03274, filed on September 9, 2016)

4(c)(1)(xviii)	*	Form of Supplemental Indenture relating to First Mortgage Bonds (filed as Exhibit 4(c)(2) to the Registration Statement on Form S-3, File No. 333-155418, filed on November 18, 2008)

4(c)(2)	*	Indenture (for Debt Securities), dated as of December 7, 2005, between Duke Energy Florida, LLC, f/k/a Florida Power Corporation and The Bank of New York Mellon Trust Company, N.A. (successor in interest to J.P. Morgan Trust Company, National Association), as Trustee (filed as Exhibit 4(a) to the Current Report on Form 8-K dated December 13, 2005, File No. 1-03274)

4(c)(3)	*	Form of Indenture (for [Subordinated] Debt Securities) (open ended) (filed as Exhibit 4(a)(2) to the Registration Statement on Form S-3, File No. 333-155418, filed on November 18, 2008)

5(c)(1)		Opinion of counsel to Duke Energy Florida, LLC, as to legality of the securities

23(c)(1)		Consent of Deloitte & Touche LLP, Independent Registered Public Accounting Firm for Duke Energy Florida, LLC

23(c)(2)		Consent of counsel to Duke Energy Florida, LLC(included in opinion in Exhibit 5(c)(1))

25(c)(1)		Form T-1 Statement of Eligibility under the Trust Indenture Act of 1939, as amended, of The Bank of New York Mellon relating to Duke Energy Florida, LLC Indenture for First Mortgage Bonds, dated as of January 1, 1944

25(c)(2)		Form T-1 Statement of Eligibility under the Trust Indenture Act of 1939, as amended, of The Bank of New York Mellon Trust Company, N.A. relating to the Duke Energy Florida, LLC Indenture (for Debt Securities) dated as of December 7, 2005

25(c)(3)	**	Form T-1 Statement of Eligibility under the Trust Indenture Act of 1939, as amended, of the Trustee to be named later under an additionalform of indenture relating to Debt Securities of Duke Energy Florida, LLC, which is referenced as Exhibit 4(c)(3) above
Duke Energy Indiana, LLC

4(d)(1)	*	Indenture dated as of November 15, 1996, between Duke Energy Indiana, Inc. and The Bank of New York Mellon Trust Company, N.A., as Successor Trustee (filed with Form 10-K for the year ended December 31, 1996, File No. 1-11377, as Exhibit 4.V)

4(d)(1)(i)	*	Third Supplemental Indenture dated as of March 15, 1998 (filed with Form 10-K for the year ended December 31, 1997, File No. 1-11377, as Exhibit 4)

4(d)(1)(ii)	*	Eighth Supplemental Indenture dated as of September 23, 2003 (filed with Form 10-Q for the quarter ended September 30, 2003, File No. 1-3543, as Exhibit 4.2)

4(d)(1)(iii)	*	Ninth Supplemental Indenture dated as of October 21, 2005 (filed with Form S-3, File No. 333-169633, effective September 29, 2010, as Exhibit 4.7.3)

Exhibit No.		Exhibit
4(d)(1)(iv)	*	Tenth Supplemental Indenture dated as of June 9, 2006 (filed with Form 8-K, File No. 1-3543, filed June 15, 2006, as Exhibit 4.1)

4(d)(2)	*	Original Indenture (First Mortgage Bonds) dated September 1, 1939, between Duke Energy Indiana, Inc. and Deutsche Bank National Trust Company, as Successor Trustee (filed as an exhibit in File No. 70-258)

4(d)(2)(i)	*	Tenth Supplemental Indenture, dated July 1, 1952 (filed as an exhibit in File No. 2-9687)

4(d)(2)(ii)	*	Twenty-third Supplemental Indenture, dated January 1, 1977 (filed as an exhibit in File No. 2-57828)

4(d)(2)(iii)	*	Twenty-fifth Supplemental Indenture, dated September 1, 1978 (filed as an exhibit in File No. 2-62543)

4(d)(2)(iv)	*	Twenty-sixth Supplemental Indenture, dated September 1, 1978 (filed as an exhibit in File No. 2-62543)

4(d)(2)(v)	*	Thirtieth Supplemental Indenture, dated August 1, 1980 (filed as an exhibit in File No. 2-68562)

4(d)(2)(vi)	*	Thirty-fifth Supplemental Indenture, dated March 30, 1984 (filed as an exhibit to Form 10-K for the year ended December 31, 1984, File No. 1-3543)

4(d)(2)(vii)	*	Forty-sixth Supplemental Indenture, dated June 1, 1990 (filed as an exhibit to Form 10-K for the year ended December 31, 1991, File No. 1-3543)

4(d)(2)(viii)	*	Forty-seventh Supplemental Indenture, dated July 15, 1991 (filed as an exhibit to Form 10-K for the year ended December 31, 1991, File No. 1-3543)

4(d)(2)(ix)	*	Forty-eighth Supplemental Indenture, dated July 15, 1992 (filed as an exhibit to Form 10-K for the year ended December 31, 1992, File No. 1-3543)

4(d)(2)(x)	*	Fifty-second Supplemental Indenture, dated April 30, 1999 (filed with Form 10-Q for the quarter ended March 31, 1999, File No. 1-3543, as Exhibit 4)

4(d)(2)(xi)	*	Fifty-seventh Supplemental Indenture, dated as of August 21, 2008 (filed with Form 8-K, File No. 1-3543, filed August 21, 2008, as Exhibit 4.1)

4(d)(2)(xii)	*	Fifty-eighth Supplemental Indenture, dated as of December 19, 2008 (filed with Form S-3, File No. 333-169633-02, effective September 29, 2010, as Exhibit 4.8.12)

4(d)(2)(xiii)	*	Fifty-ninth Supplemental Indenture, dated as of March 23, 2009 (filed with Form 8-K, File No. 1-3543, filed March 24, 2009, as Exhibit 4.1)

4(d)(2)(xiv)	*	Sixtieth Supplemental Indenture, dated as of June 1, 2009 (filed with Form S-3, File No. 333-169633-02, effective September 29, 2010, as Exhibit 4.8.14)

4(d)(2)(xv)	*	Sixty-first Supplemental Indenture, dated as of October 1, 2009 (filed with Form S-3, File No. 333-169633-02, effective September 29, 2010, as Exhibit 4.8.15)

4(d)(2)(xvi)	*	Sixty-second Supplemental Indenture, dated as of July 9, 2010 (filed with Form 8-K, File No. 1-3543, filed July 9, 2010, as Exhibit 4.1)

4(d)(2)(xvii)	*	Sixty-third Supplemental Indenture, dated as of September 23, 2010 (filed with Form S-3, File No. 333-169633-02, effective September 29, 2010, as Exhibit 4.8.17)

Exhibit No.		Exhibit
4(d)(2)(xviii)	*	Sixty-fourth Supplemental Indenture, dated as of December 1, 2011 (filed with Form S-3, File No. 333-191462-03, effective September 30, 2013, as Exhibit 4(d)(2)(xviii))

4(d)(2)(xix)	*	Sixty-fifth Supplemental Indenture, dated as of March 15, 2012 (filed with Form 8-K, File No. 1-3543, filed March 15, 2012, as Exhibit 4.1)

4(d)(2)(xx)	*	Sixty-sixth Supplemental Indenture, dated as of July 11, 2013 (filed with Form 8-K, File No. 1-3543, filed July 11, 2013, as Exhibit 4.1)

4(d)(2)(xxi)	*	Sixty-seventh Supplemental Indenture, dated as of January 1, 2016, between Duke Energy Indiana, Inc. and Deutsche Bank National Trust Company, as Trustee, supplementing and amending the Indenture of Mortgage or Deed of Trust, dated September 1, 1939, between Duke Energy Indiana, Inc. and Deutsche Bank National Trust Company, as Trustee (incorporated by reference to Exhibit 4.2 to registrant's Quarterly Report on Form 10-Q for the quarter ended March 31, 2016, File No. 1-3543)

4(d)(2)(xxii)	*	Sixty-Eighth Supplemental Indenture, dated as of May 12, 2016 (incorporated by reference to Exhibit 4.1 to registrant's Current Report on Form 8-K filed on May 12, 2016, File No. 1-3543)

5(d)(1)		Opinion of counsel to Duke Energy Indiana, LLC, as to legality of the securities

23(d)(1)		Consent of Deloitte & Touche LLP, Independent Registered Public Accounting Firm for Duke Energy Indiana, LLC

23(d)(2)		Consent of counsel to Duke Energy Indiana, LLC (included in opinion in Exhibit 5(d)(1))

25(d)(1)		Form T-1 Statement of Eligibility under the Trust Indenture Act of 1939, as amended, of Deutsche Bank National Trust Company relating to Mortgage Indenture of Duke Energy Indiana, Inc.

25(d)(2)		Form T-1 Statement of Eligibility under the Trust Indenture Act of 1939, as amended, of The Bank of New York Mellon Trust Company, N.A. relating to the Duke Energy Indiana, LLC Debenture Indenture, dated as of November 15, 1996.
Duke Energy Ohio, Inc.

4(e)(1)	*	Indenture (Unsecured Debt Securities) between Duke Energy Ohio, Inc. and The Bank of New York Mellon Trust Company, N.A., as Successor Trustee, dated as of May 15, 1995 (filed with Form 8-A of Duke Energy Ohio, Inc., File No. 1-1232, on July 27, 1995, as Exhibit 3)

4(e)(1)(i)	*	First Supplemental Indenture, dated as of June 1, 1995 (filed with Form 10-Q for the quarter ended June 30, 1995, File No. 1-1232, as Exhibit 4.B)

4(e)(1)(ii)	*	Seventh Supplemental Indenture, dated as of June 15, 2003 (filed with Form 10-Q for the quarter ended June 30, 2003, File No. 1-1232, as Exhibit 4.1)

4(e)(2)	*	Original Indenture (First Mortgage Bonds) between Duke Energy Ohio, Inc. and The Bank of New York Mellon Trust Company, N.A., as Successor Trustee, dated as of August 1, 1936 (filed as an exhibit to Registration Statement No. 2-2374)

4(e)(2)(i)	*	Fortieth Supplemental Indenture, dated as of March 23, 2009 (filed with Form 8-K, File No. 1-1232, filed March 24, 2009, as Exhibit 4.1)

Exhibit No.		Exhibit
4(e)(2)(ii)	*	Forty-second Supplemental Indenture, dated as of September 6, 2013 (filed with Form 8-K, File No. 1-1232, filed September 6, 2013, as Exhibit 4.1)

4(e)(2)(iii)	*	Forty-Fourth Supplemental Indenture, dated as of June 23, 2016 (incorporated by reference to Exhibit 4.1 registrant's Current Report on Form 8-K filed on June 23, 2016, File No. 1-1232).

5(e)(1)		Opinion of counsel to Duke Energy Ohio, Inc., as to legality of the securities

23(e)(1)		Consent of Deloitte & Touche LLP, Independent Registered Public Accounting Firm for Duke Energy Ohio, Inc.

23(e)(2)		Consent of counsel to Duke Energy Ohio, Inc. (included in opinion in Exhibit 5(e)(1))

25(e)(1)		Form T-1 Statement of Eligibility under the Trust Indenture Act of 1939, as amended, of The Bank of New York Mellon Trust Company, N.A. relating to the Duke Energy Ohio, Inc. Debenture Indenture, dated as of May 15, 1995

25(e)(2)		Form T-1 Statement of Eligibility under the Trust Indenture Act of 1939, as amended, of The Bank of New York Mellon Trust Company, N.A. relating to the Duke Energy Ohio, Inc. Mortgage Indenture, dated as of August 1, 1936
Duke Energy Progress, LLC

4(f)(1)	*	Mortgage and Deed of Trust dated as of May 1, 1940 between Duke Energy Progress, Inc. (formerly, Carolina Power & Light Company) and The Bank of New York Mellon (formerly, Irving Trust Company) and Frederick G. Herbst (Tina D. Gonzalez, successor), as Trustees

4(f)(1)(i)	*	First through Fifth Supplemental Indentures thereto (Exhibit 2(b), File No. 2-64189); the Sixth through Sixty-sixth Supplemental Indentures (Exhibit 2(b)-5, File No. 2-16210; Exhibit 2(b)-6, File No. 2-16210; Exhibit 4(b)-8, File No. 2-19118; Exhibit 4(b)-2, File No. 2-22439; Exhibit 4(b)-2, File No. 2-24624; Exhibit 2(c), File No. 2-27297; Exhibit 2(c), File No. 2-30172; Exhibit 2(c), File No. 2-35694; Exhibit 2(c), File No. 2-37505; Exhibit 2(c), File No. 2-39002; Exhibit 2(c), File No. 2-41738; Exhibit 2(c), File No. 2-43439; Exhibit 2(c), File No. 2-47751; Exhibit 2(c), File No. 2-49347; Exhibit 2(c), File No. 2-53113; Exhibit 2(d), File No. 2-53113; Exhibit 2(c), File No. 2-59511; Exhibit 2(c), File No. 2-61611; Exhibit 2(d), File No. 2-64189; Exhibit 2(c), File No. 2-65514; Exhibits 2(c) and 2(d), File No. 2-66851; Exhibits 4(b)-1, 4(b)-2, and 4(b)-3, File No. 2-81299; Exhibits 4(c)-1 through 4(c)-8, File No. 2-95505; Exhibits 4(b) through 4(h), File No. 33-25560; Exhibits 4(b) and 4(c), File No. 33-33431; Exhibits 4(b) and 4(c), File No. 33-38298; Exhibits 4(h) and 4(i), File No. 33-42869; Exhibits 4(e)-(g), File No. 33-48607; Exhibits 4(e) and 4(f), File No. 33-55060; Exhibits 4(e) and 4(f), File No. 33-60014; Exhibits 4(a) and 4(b) to Post-Effective Amendment No. 1, File No. 33-38349; Exhibit 4(e), File No. 33-50597; Exhibit 4(e) and 4(f) to the Registration Statement on Form S-3, File No. 33-57835, filed with the SEC on February 24, 1995; Exhibit to the Current Report on Form 8-K dated August 28, 1997, File No. 1-3382; Exhibit 4(b) to the Registration Statement on Form S-3, File No. 333-69237, filed on December 18, 1998; and Exhibit 4(c) to the Current Report on Form 8-K dated March 19, 1999, File No. 1-3382)

4(f)(1)(ii)	*	Seventy-second Supplemental Indenture (filed as Exhibit 4 to the Current Report on Form 8-K dated September 12, 2003, File No. 1-3382)

Exhibit No.		Exhibit
4(f)(1)(iii)	*	Seventy-third Supplemental Indenture (filed as Exhibit 4 to the Current Report on Form 8-K dated March 22, 2005, File No. 1-3382)

4(f)(1)(iv)	*	Seventy-fourth Supplemental Indenture (filed as Exhibit 4 to the Current Report on Form 8-K dated November 30, 2005, File No. 1-3382)

4(f)(1)(v)	*	Seventy-fifth Supplemental Indenture (filed as Exhibit 4 to the Current Report on Form 8-K dated March 13, 2008, File No. 1-3382)

4(f)(1)(vi)	*	Seventy-sixth Supplemental Indenture (filed as Exhibit 4 to the Current Report on Form 8-K dated January 15, 2009, File No. 1-3382)

4(f)(1)(viii)	*	Seventy-seventh Supplemental Indenture (filed as Exhibit 4 to the Current Report on Form 8-K dated June 23, 2009, File No. 1-3382)

4(f)(1)(viii)	*	Seventy-eighth Supplemental Indenture (filed as Exhibit 4 to the Current Report on Form 8-K dated September 15, 2011, File No. 1-3382)

4(f)(1)(ix)	*	Seventy-ninth Supplemental Indenture (filed as Exhibit 4 to the Current Report on Form 8-K dated May 18, 2012, File No. 1-3382)

4(f)(1)(x)	*	Eightieth Supplemental Indenture (filed as Exhibit 4.1 to the Current Report on Form 8-K dated March 12, 2013, File No. 1-3382)

4(f)(1)(xi)	*	Eighty-second Supplemental Indenture, dated as of March 1, 2015, between the Company and The Bank of New York Mellon (formerly Irving Trust Company) and Tina D. Gonzalez (successor to Frederick G. Herbst) and forms of global notes (incorporated by reference to Exhibit 4.1 to Duke Energy Progress, Inc.'s Current Report on Form 8-K filed on March 6, 2014, File No. 1-3382)

4(f)(1)(xii)	*	Eighty-third Supplemental Indenture, dated as of November 1, 2014, between the Company and The Bank of New York Mellon (formerly Irving Trust Company) and Tina D. Gonzalez (successor to Frederick G. Herbst) and forms of global notes (incorporated by reference to Exhibit 4.1 to Duke Energy Progress, Inc.'s Current Report on Form 8-K filed on November 20, 2014, File No. 1-3382)

4(f)(1)(xiii)		Eighty-fourth Supplemental Indenture, dated as of August 1, 2015

4(f)(1)(xiv)	*	Eighty-fifth Supplemental Indenture, dated as of August 1, 2015, (incorporated by reference to Exhibit 4.1 to Duke Energy Progress, LLC's Current Report on Form 8-K filed on August 13, 2015, File No. 1-3382).

4(f)(1)(xv)	*	Eighty-sixth Supplemental Indenture, dated as of September 1, 2016 (filed as Exhibit 4.1 to Form 8-K, filed on September 16, 2016, File No. 1-3382)

4(f)(1)(xvi)	*	Form of Supplemental Indenture relating to First Mortgage Bonds (filed as Exhibit 4(b)(4) to the Registration Statement on Form S-3, Registration No. 333-179835-02)

4(f)(2)	*	Indenture (for Debt Securities), dated as of October 28, 1999, between Duke Energy Progress, Inc. (formerly, Carolina Power & Light Company) and The Bank of New York Mellon (successor in interest to The Chase Manhattan Bank), as Trustee (filed as Exhibit 4(a) to the Current Report on Form 8-K dated November 5, 1999, File No. 1-3382)

Exhibit No.		Exhibit
4(f)(3)	*	Indenture (for [Subordinated] Debt Securities) (open ended) (filed as Exhibit 4(a)(2) to the Registration Statement on Form S-3, File No. 333-155418, filed on November 18, 2008)

5(f)(1)		Opinion of counsel to Duke Energy Progress, LLC, as to legality of the securities

23(f)(1)		Consent of Deloitte & Touche LLP, Independent Registered Public Accounting Firm for Duke Energy Progress, LLC

23(f)(2)		Consent of counsel to Duke Energy Progress, LLC (included in opinion in Exhibit 5(f)(1))

25(f)(1)		Form T-1 Statement of Eligibility under the Trust Indenture Act of 1939, as amended, of The Bank of New York Mellon, as Trustee under the Duke Energy Progress, LLC Mortgage, dated as of May 1, 1940

25(f)(2)		Form T-2 Statement of Eligibility under the Trust Indenture Act of 1939, as amended, of Tina D. Gonzalez, as Trustee under Duke Energy Progress, LLC Mortgage, dated as of May 1, 1940

25(f)(3)		Form T-1 Statement of Eligibility under the Trust Indenture Act of 1939, as amended, of The Bank of New York Mellon as Trustee under the Duke Energy Progress, LLC Indenture (For Debt Securities), dated as of October 28, 1999

25(f)(4)	**	Form T-1 Statement of Eligibility under the Trust Indenture Act of 1939, as amended, of the Trustee (to be named later)under Duke Energy Progress, LLC form of indenture referenced as exhibit 4(f)(3) above for [Subordinated] Debt Securities

*
Previously filed and incorporated herein by reference.

**
To be incorporated by reference to a subsequent filing in accordance with Section 305(b)(2) of the Trust Indenture Act of 1939, as amended.